                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-4257

                            SCUDDER VARIABLE SERIES I
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       12/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Variable Series I

Annual Report to Shareholders

December 31, 2004

Contents

Performance Summary, Information About Your Portfolio's Expenses, Management Summary, Investment Portfolio, Financial Statements and Financial Highlights for:

Click Here Money Market Portfolio

Click Here Bond Portfolio

Click Here Balanced Portfolio

Click Here Growth and Income Portfolio

Click Here Capital Growth Portfolio

Click Here 21st Century Growth Portfolio

Click Here Global Discovery Portfolio

Click Here International Portfolio

Click Here Health Sciences Portfolio

Click Here Notes to Financial Statements

Click Here Report of Independent Registered
Public Accounting Firm

Click Here Tax Information

Click Here Proxy Voting

Click Here Trustees and Officers

This report must be preceded or accompanied by a prospectus. To obtain a prospectus, call (800) 778-1482 or your financial representative. We advise you to consider the product's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the investment product. Please read the prospectus carefully before you invest.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE

Investments in variable portfolios involve risk. Some portfolios have more risk than others. These include portfolios that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in Emerging Market countries). Please read the prospectus for specific details regarding a portfolio's investments and risk profile.

Information About Your Portfolio's Expenses

Money Market Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004
Actual Portfolio Return
Beginning Account Value 7/1/04	$ 1,000.00
Ending Account Value 12/31/04	$ 1,006.00
Expenses Paid per $1,000*	$ 2.74
Hypothetical 5% Portfolio Return
Beginning Account Value 7/1/04	$ 1,000.00
Ending Account Value 12/31/04	$ 1,022.48
Expenses Paid per $1,000*	$ 2.76

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios
Scudder Variable Series I — Money Market Portfolio	.54%

For more information, please refer to the Portfolio's prospectus.

Management Summary December 31, 2004

Money Market Portfolio

As economic recovery gained some momentum during the first quarter of 2004, the market turned its attention to the persistent lack of job creation, and the one-year LIBOR declined from 1.60% at the start of the year to 1.35% by the end of March. In early April, however, fixed income markets experienced a dramatic turnaround as the government reported that the economy had created more than 300,000 new jobs. In reaction, the Fed enacted its "measured pace" policy of gradually raising short-term interest rates at its five Federal Open Market Committee (FOMC) meetings from June through December 2004. In the second half of the year, the economy showed resiliency in the face of sharply rising oil prices, proving to many that the recovery had gained a firm foothold. In light of this renewed confidence — and continued job growth — at the close of the year LIBOR rose to 3.10%, its highest level since March 2002.

During the 12-month period ended December 31, 2004, the portfolio provided a total return of 0.90% compared with the 0.78% average return for funds in the Lipper Money Market Funds category for the same period, according to Lipper Inc.

In the second quarter, one-year money market rates rose sharply in response to concerns that the Federal Reserve (the Fed) would raise short-term interest rates aggressively over the next 12 to 24 months. Our strategy was to substantially decrease the portfolio's average maturity to reduce risk, limiting our purchases to three-month maturity issues and shorter. During this period, we also increased the portfolio's allocation in floating-rate securities (increasing commercial paper from 23% to 42% in 2003 and 2004, respectively.) Our decision to increase our allocation in this sector helped performance during the period. Going forward, we will continue our insistence on the highest credit quality within the portfolio and maintain our conservative investment strategies and standards.

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market funds.

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends, and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. The yield quotation more closely reflects the current earnings of the portfolio than the total return quotation. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

An investment in this portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

LIBOR, the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

The Lipper Money Market Funds category includes funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days and that intend to keep a constant net asset value. It is not possible to invest directly in a Lipper category.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Money Market Portfolio

Asset Allocation	12/31/04	12/31/03

Commercial Paper	42%	23%
Floating Rate Notes	21%	31%
Repurchase Agreements	13%	5%
US Government Sponsored Agencies+	13%	20%
Certificates of Deposit and Bank Notes	9%	14%
Promissory Notes	2%	—
Short-Term Notes	—	7%
	100%	100%

+ Not backed by the full faith and credit of the US Government

Weighted Average Maturity
Scudder Variable Series I — Money Market Portfolio	28 days	68 days
First Tier Money Fund Average*	36 days	58 days

* The Portfolio is compared to its iMoneyNet category: the First Tier Money Fund Average consists of all non-institutional taxable money market funds investing in only first tier (highest rating) securities. Category includes only non-government retail funds that also are not holding any second tier securities. Portfolio Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier CP, Floating Rate Notes and Asset Backed Commercial Paper.

Asset allocation is subject to change. For more complete details about the Portfolios' holdings, see page 7. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to scudder.com on the 15th of the following month. Please call 1-800-778-1482.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2004

Money Market Portfolio

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 9.1%
Nordea Bank Finland PLC, 2.36%, 2/2/2005	2,000,000	2,000,018
Societe Generale, 1.185%, 1/4/2005	2,000,000	2,000,000
Toronto Dominion Bank, 2.505%, 5/27/2005	1,000,000	1,000,020
Total Certificates of Deposit and Bank Notes (Cost $5,000,038)		5,000,038

Commercial Paper 42.9%
Alliance & Leicester PLC, 2.46%**, 3/7/2005	1,000,000	995,577
Barclays US Funding LLC, 2.26%**, 2/14/2005	2,000,000	1,994,500
CC (USA), Inc., 1.94%**, 2/28/2005	2,000,000	1,993,781
CRC Funding LLC, 2.34%**, 1/3/2005	2,000,000	1,999,740
Dorada Finance, Inc.:
1.93%**, 1/14/2005	1,000,000	999,303
2.0%**, 1/7/2005	1,500,000	1,499,500
Genworth Financial, Inc., 2.38%**, 2/8/2005	2,000,000	1,994,997
Giro Funding US Corp.:
2.36%**, 1/24/2005	1,000,000	998,492
2.36%**, 2/2/2005	1,000,000	997,911
Greyhawk Funding LLC, 2.04%**, 1/19/2005	2,000,000	1,997,960
K2 (USA) LLC:
1.94%**, 2/28/2005	1,000,000	996,890
2.02%**, 2/28/2005	1,000,000	996,762
Perry Global Funding LLC, Series A, 2.06%**, 1/24/2005	1,000,000	998,684
Prudential PLC, 2.02%**, 1/7/2005	1,000,000	999,663
Swedish National Housing Finance Corp., 2.28%**, 1/31/2005	1,000,000	998,100
Toyota Motor Credit Corp., 2.36%**, 2/4/2005	2,000,000	1,995,561
WestPac Capital Corp., 2.34%**, 1/19/2005	1,000,000	998,830
Total Commercial Paper (Cost $23,456,251)		23,456,251

Floating Rate Notes* 21.9%
American Honda Finance Corp.:
2.42%, 1/18/2005	1,000,000	1,000,185
2.45%, 1/24/2005	1,000,000	1,000,249
Canadian Imperial Bank of Commerce, 2.01%, 6/8/2005	1,000,000	999,907
Credit Suisse First Boston, 2.46%, 9/9/2005	2,000,000	2,000,322
	Principal Amount ($)	Value ($)

General Electric Co., 1.22%, 10/24/2005	1,000,000	1,000,430
Lehman Brothers Holdings, Inc., 2.1%, 4/21/2005	2,000,000	2,000,000
Merrill Lynch & Co., Inc., 2.708%, 1/14/2005	1,000,000	1,000,121
Morgan Stanley, 2.33%, 2/18/2005	1,000,000	1,000,000
Tango Finance Corp., 2.37%, 3/22/2005	2,000,000	1,999,978
Total Floating Rate Notes* (Cost $12,001,192)		12,001,192

Promissory Notes 1.8%
Goldman Sachs Group, Inc., 2.4%*, 5/26/2005 (Cost $1,000,000)	1,000,000	1,000,000

US Government Sponsored Agencies 12.8%
Federal Home Loan Bank, 1.5%, 3/8/2005	500,000	500,000
Federal Home Loan Mortgage Corp.:
1.315%**, 1/11/2005	1,000,000	999,635
2.0%*, 10/7/2005	4,000,000	4,000,000
Federal National Mortgage Association:
1.75%, 5/23/2005	500,000	500,000
2.56%**, 4/4/2005	1,000,000	993,671
Total US Government Sponsored Agencies (Cost $6,993,306)		6,993,306

Repurchase Agreements 13.2%
Citigroup Global Markets, Inc., 2.3%, dated 12/31/2004, to be repurchased at $6,001,150 on 1/3/2005 (b)	6,000,000	6,000,000
State Street Bank and Trust Co., 1.9%, dated 12/31/2004, to be repurchased at $1,209,191 on 1/3/2005 (c)	1,209,000	1,209,000
Total Repurchase Agreements (Cost $7,209,000)		7,209,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $55,659,787) (a)	101.7	55,659,787
Other Assets and Liabilities, Net	(1.7)	(944,301)
Net Assets	100.0	54,715,486

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2004.

** Annualized yield at time of purchase; not a coupon rate.

(a) Cost for federal income tax purposes was $55,659,787.

(b) Collateralized by a $5,995,000 Federal National Mortgage Association, 4.25%, maturing on 5/15/2009 with a value of $6,124,975 and a $305,000 US Treasury Note, 2.50%, maturing on 10/31/2006 with a value of $303,296.

(c) Collateralized by a $1,250,000 Federal National Mortgage Association, 4.50%, maturing on 5/1/2019 with a value of $1,237,500.

At December 31, 2004, the Money Market Portfolio had a net tax basis capital loss carryforward of approximately $2,640 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009, whichever occurs first.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Money Market Portfolio

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at amortized cost	$ 48,450,787
Repurchase agreements, at amortized cost	7,209,000
Total investments in securities, at amortized cost	55,659,787
Cash	81
Interest receivable	72,246
Receivable for Portfolio shares sold	33,616
Other assets	2,298
Total assets	55,768,028
Liabilities
Payable for investments purchased	993,671
Payable for Portfolio shares redeemed	1,046
Accrued management fee	17,819
Other accrued expenses and payables	40,006
Total liabilities	1,052,542
Net assets, at value	$ 54,715,486
Net Assets
Net assets consist of: Undistributed net investment income	3,677
Accumulated net realized gain (loss)	(2,642)
Paid-in capital	54,714,451
Net assets, at value	$ 54,715,486
Net Asset Value, offering and redemption price per share ($54,715,486 ÷ 54,705,614 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00
Statement of Operations for the year ended December 31, 2004
Investment Income
Income: Interest	$ 871,545
Expenses: Management fee	227,056
Custodian fees	15,416
Accounting fees	36,796
Auditing	14,320
Legal	14,020
Trustees' fees and expenses	6,440
Reports to shareholders	10,465
Other	4,587
Total expenses, before expense reductions	329,100
Expense reductions	(1,588)
Total expenses, after expense reductions	327,512
Net investment income	544,033
Net realized gain (loss) from investments	1,745
Net increase (decrease) in net assets resulting from operations	$ 545,778

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2004	2003
Operations: Net investment income	$ 544,033	$ 704,805
Net realized gain (loss) on investment transactions	1,745	637
Net increase (decrease) in net assets resulting from operations	545,778	705,442
Distributions to shareholders from net investment income	(540,356)	(706,913)
Portfolio share transactions: Proceeds from shares sold	32,931,943	51,053,448
Reinvestment of distributions	540,356	706,913
Cost of shares redeemed	(48,506,966)	(83,121,288)
Net increase (decrease) in net assets from Portfolio share transactions	(15,034,667)	(31,360,927)
Increase (decrease) in net assets	(15,029,245)	(31,362,398)
Net assets at beginning of period	69,744,731	101,107,129
Net assets at end of period (including undistributed net investment income of $3,677 and $0, respectively)	$ 54,715,486	$ 69,744,731
Other Information
Shares outstanding at beginning of period	69,740,281	101,101,208
Shares sold	32,931,943	51,053,448
Shares issued to shareholders in reinvestment of distributions	540,356	706,913
Shares redeemed	(48,506,966)	(83,121,288)
Net increase (decrease) in Portfolio shares	(15,034,667)	(31,360,927)
Shares outstanding at end of period	54,705,614	69,740,281

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Money Market Portfolio

Years Ended December 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations: Net investment income	.009	.008	.015	.038	.060
Less distributions from: Net investment income	(.009)	(.008)	(.015)	(.038)	(.060)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.90	.82	1.49	3.88	6.21
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	55	70	101	139	121
Ratio of expenses before expense reductions (%)	.53	.48	.43	.46[a]	.46
Ratio of expenses after expense reductions (%)	.53	.48	.43	.45[a]	.46
Ratio of net investment income (%)	.89	.83	1.49	3.77	6.00

a The ratios of expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .45% and ..45%, respectively.

Performance Summary December 31, 2004

Bond Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Investments by the portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. This portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and changes in political/economic conditions and market risks. All of these factors may result in greater share price volatility. Please see this portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] Bond Portfolio — Class A [] LBAB Index

The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged, market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume the reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results (as of December 31, 2004)
Bond Portfolio		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,538	$11,919	$13,934	$19,498
	Average annual total return	5.38%	6.03%	6.86%	6.90%
LBAB Index	Growth of $10,000	$10,434	$11,976	$14,497	$21,038
	Average annual total return	4.34%	6.19%	7.71%	7.72%

The growth of $10,000 is cumulative.

Information About Your Portfolio's Expenses

Bond Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004
Actual Portfolio Return	Class A
Beginning Account Value 7/1/04	$ 1,000.00
Ending Account Value 12/31/04	$ 1,048.50
Expenses Paid per $1,000*	$ 3.27
Hypothetical 5% Portfolio Return	Class A
Beginning Account Value 7/1/04	$ 1,000.00
Ending Account Value 12/31/04	$ 1,022.01
Expenses Paid per $1,000*	$ 3.23

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A
Scudder Variable Series — Bond Portfolio	.63%

For more information, please refer to the Portfolio's prospectus.

Management Summary December 31, 2004

Bond Portfolio

Although delayed on mixed economic data, the Federal Open Market Committee (the FOMC) finally embarked on a "measured" pace of monetary policy tightening at midyear that included five separate 25 basis point ("bps" — a basis point is one hundredth of a percentage point) increases. The federal funds rate finished the year 125 bps higher at 2.25%. The yield curve flattened in response to the Fed policy coupled with moderate employment growth and the perception that inflation will not accelerate too quickly. The 2-year Treasury yield rose 125 bps, in line with the Fed, while the 10-year Treasury yield circuitously finished the year at 4.22% — down only 3 bps from where it started. Against this backdrop, the portfolio returned 5.38% (Class A shares, unadjusted for contract charges) for the year, outpacing the 4.34% return of its benchmark, the Lehman Brothers Aggregate Bond Index. Please see page 12 for standardized performance as of December 31, 2004.

All non-Treasury sectors significantly outperformed similar duration Treasury issues during the year. Credit, the best performing sector, benefited from excellent fundamentals, continued demand for yield and low volatility. Our allocations to high-yield and emerging-markets debt made the largest positive contributions to relative performance as both sectors significantly outperformed investment-grade bonds for the year. Our security selection within credit was also a positive contributor to performance. Our mortgage holdings emphasized securities that are less prepayment sensitive than the pass-through issues that comprise the index. On balance, our activities in the mortgage sector contributed to performance, despite declining volatility. The remaining high-quality sectors — asset-backed securities and commercial mortgage-backed securities — generated solid returns as valuations improved. International bonds also added to results, while currency exposure on balance was a slight drag on performance.

Gary W. Bartlett J. Christopher Gagnier Stephen Ilott Catharine Peppiatt
Warren S. Davis Daniel R. Taylor Paul Lambert Bruce Rodio
Thomas J. Flaherty Andrew P. Cestone William T. Lissenden Ian Winship
Timothy C. Vile Brett Diment
Co-Lead Managers Portfolio Managers

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Investments by the portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. This portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and changes in political/economic conditions and market risks. All of these factors may result in greater share price volatility. Please see this portfolio's prospectus for specific details regarding its investments and risk profile.

The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Bond Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03

Collateralized Mortgage Obligations	23%	18%
Corporate Bonds	21%	25%
US Government Backed	15%	12%
Foreign Bonds — US$ Denominated	9%	7%
Commercial and Non-Agency Mortgage-Backed Securities	8%	—
Asset Backed	6%	8%
US Government Agency Sponsored Pass-Throughs	6%	21%
Foreign Bonds — Non US$ Denominated	5%	—
Municipal Investments	4%	4%
Cash Equivalents	2%	5%
Government National Mortgage Association	1%	—
	100%	100%
Quality (Excludes Securities Lending Collateral)	12/31/04	12/31/03

US Government & Treasury Obligations	45%	47%
AAA*	21%	21%
AA	4%	4%
A	9%	9%
BBB	13%	12%
BB or Below	8%	7%
	100%	100%
Effective Maturity (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03

Under 1 year	7%	6%
1 < 5 years	48%	50%
5 < 8 years	45%	44%
	100%	100%

* Category includes cash equivalents

Asset allocation, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio's credit quality does not remove market risk.

For more complete details about the Portfolio's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to scudder.com on the 15th of the following month. Please call 1-800-778-1482.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2004

Bond Portfolio

	Principal Amount ($)(h)	Value ($)

Corporate Bonds 20.3%
Consumer Discretionary 2.0%
Adesa, Inc., 7.625%, 6/15/2012	25,000	26,375
Auburn Hills Trust, 12.375%, 5/1/2020	70,000	109,793
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011	30,000	30,225
Cablevision Systems New York Group, 144A, 6.669%*, 4/1/2009 (e)	35,000	37,100
Caesars Entertainment, Inc., 9.375%, 2/15/2007	30,000	33,075
Carrols Corp., 144A, 9.0%, 1/15/2013	10,000	10,350
Comcast Cable Communications Holdings, Inc., 8.375%, 3/15/2013	513,000	632,578
Comcast MO of Delaware, Inc., 9.0%, 9/1/2008	400,000	467,251
Cooper Standard Automotive, Inc., 144A, 8.375%, 12/15/2014	15,000	14,963
CSC Holdings, Inc., 7.875%, 12/15/2007	40,000	42,900
DaimlerChrysler NA Holdings Corp., 4.75%, 1/15/2008	345,000	352,366
Dex Media East LLC/Financial, 12.125%, 11/15/2012	119,000	145,031
DIMON, Inc.:
7.75%, 6/1/2013	15,000	15,750
Series B, 9.625%, 10/15/2011	90,000	98,550
Dura Operating Corp.:
Series B, 8.625%, 4/15/2012 (e)	20,000	20,800
Series D, 9.0%, 5/1/2009 (e)	25,000	24,750
EchoStar DBS Corp., 144A, 6.625%, 10/1/2014	35,000	35,438
Foot Locker, Inc., 8.5%, 1/15/2022	25,000	27,500
Friendly Ice Cream Corp., 8.375%, 6/15/2012 (e)	45,000	44,156
General Motors Corp.:
8.25%, 7/15/2023	40,000	41,667
8.375%, 7/15/2033	70,000	72,526
Jacobs Entertainment Co., 11.875%, 2/1/2009	70,000	79,100
Mediacom LLC, 9.5%, 1/15/2013 (e)	55,000	55,206
MGM MIRAGE:
8.375%, 2/1/2011 (e)	60,000	67,650
9.75%, 6/1/2007	10,000	11,100
NCL Corp., "A", 144A, 10.625%, 7/15/2014	40,000	40,000
PEI Holding, Inc., 11.0%, 3/15/2010	45,000	52,425
Petro Stopping Centers, 9.0%, 2/15/2012	60,000	63,450
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	30,000	32,775
PRIMEDIA, Inc.:
7.665%*, 5/15/2010	50,000	53,000
8.875%, 5/15/2011 (e)	35,000	37,013
Rent-Way, Inc., 11.875%, 6/15/2010	20,000	22,525
Restaurant Co., 11.25%, 5/15/2008	37,640	38,110
Schuler Homes, Inc., 10.5%, 7/15/2011	50,000	56,875
	Principal Amount ($)(h)	Value ($)

Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	80,000	85,000
8.75%, 12/15/2011	35,000	38,106
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	60,000	63,975
Toys "R" Us, Inc.:
7.375%, 10/15/2018	75,000	69,375
7.875%, 4/15/2013 (e)	35,000	34,737
TRW Automotive, Inc., 11.0%, 2/15/2013 (e)	55,000	66,275
United Auto Group, Inc., 9.625%, 3/15/2012	40,000	44,200
Venetian Casino Resort LLC, 11.0%, 6/15/2010	45,000	51,356
VICORP Restaurants, Inc., 10.5%, 4/15/2011 (e)	20,000	20,100
Visteon Corp.:
7.0%, 3/10/2014 (e)	30,000	28,650
8.25%, 8/1/2010 (e)	35,000	36,663
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	35,000	37,275
Williams Scotsman, Inc., 9.875%, 6/1/2007 (e)	60,000	60,000
Worldspan LP/WS Finance Corp., 9.625%, 6/15/2011 (e)	30,000	29,850
Wynn Las Vegas LLC, 144A, 6.625%, 12/1/2014	70,000	69,300
		3,627,235
Consumer Staples 0.1%
Agrilink Foods, Inc., 11.875%, 11/1/2008	12,000	12,495
Church & Dwight Co., Inc., 144A, 6.0%, 12/15/2012	30,000	30,525
Duane Reade, Inc., 144A, 7.01%*, 12/15/2010	10,000	10,150
Pierre Foods, Inc., 144A, 9.875%, 7/15/2012	15,000	15,525
Pinnacle Foods Holding Corp.:
144A, 8.25%, 12/1/2013	10,000	9,525
144A, 8.25%, 12/1/2013 (e)	35,000	33,338
Standard Commercial Corp., 8.0%, 4/15/2012	30,000	30,825
Swift & Co., 12.5%, 1/1/2010 (e)	35,000	39,550
Wornick Co., 10.875%, 7/15/2011	30,000	32,550
		214,483
Energy 2.1%
Avista Corp., 9.75%, 6/1/2008	55,000	63,770
CenterPoint Energy Resources Corp., Series B, 7.875%, 4/1/2013	420,000	499,208
Chesapeake Energy Corp.:
6.875%, 1/15/2016	30,000	31,425
9.0%, 8/15/2012	30,000	34,275
CITGO Petroleum Corp., 144A, 6.0%, 10/15/2011	25,000	24,875
Dynegy Holdings, Inc., 144A, 9.875%, 7/15/2010	45,000	50,288
Edison Mission Energy, 7.73%, 6/15/2009	100,000	107,500
El Paso Production Holding Corp., 7.75%, 6/1/2013	35,000	36,663
	Principal Amount ($)(h)	Value ($)

Enterprise Products Operating LP, 7.5%, 2/1/2011	239,000	270,977
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	45,000	45,675
PC Financial Partnership, 5.0%, 11/15/2014	825,000	821,966
Pemex Project Funding Master Trust, 144A, 3.18%*, 6/15/2010 (e)	550,000	564,300
Southern Natural Gas, 8.875%, 3/15/2010	30,000	33,600
Stone Energy Corp.:
144A, 6.75%, 12/15/2014	15,000	14,962
8.25%, 12/15/2011	55,000	59,400
Tri-State Generation & Transmission Association, 144A, 6.04%, 1/31/2018	880,000	929,702
Williams Cos., Inc.:
8.125%, 3/15/2012 (e)	55,000	63,525
8.75%, 3/15/2032	35,000	40,206
		3,692,317
Financials 8.4%
Ahold Finance USA, Inc., 6.25%, 5/1/2009	35,000	36,400
American General Finance Corp., 2.75%, 6/15/2008	1,145,000	1,100,837
AmeriCredit Corp., 9.25%, 5/1/2009	75,000	80,437
BF Saul Real Estate Investment Trust, 7.5%, 3/1/2014	55,000	56,650
Capital One Bank, 4.875%, 5/15/2008	55,000	56,486
Downey Financial Corp., 6.5%, 7/1/2014	745,000	775,478
Duke Capital LLC:
4.302%, 5/18/2006	817,000	826,861
6.25%, 2/15/2013 (e)	235,000	253,984
E*TRADE Financial Corp., 144A, 8.0%, 6/15/2011	60,000	64,500
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	50,000	58,978
Ford Motor Credit Co.:
5.8%, 1/12/2009	399,000	407,834
6.875%, 2/1/2006	2,789,000	2,873,228
General Electric Capital Corp., 2.8%, 1/15/2007	1,150,000	1,134,742
General Motors Acceptance Corp., 6.875%, 9/15/2011	792,000	811,636
Goldman Sachs Group, Inc., 4.75%, 7/15/2013	515,000	509,611
HSBC Bank USA, 5.875%, 11/1/2034	250,000	253,149
Merrill Lynch & Co., Inc., Series C, Notes, 5.0%, 1/15/2015	650,000	647,453
Morgan Stanley, 4.0%, 1/15/2010 (e)	509,000	503,218
North Front Pass-Through Trust, 144A, 5.01%*, 12/15/2024	750,000	762,686
OMX Timber Finance Investments LLC, "A1", 144A, 5.42%*, 1/29/2020	795,000	791,200
Pennsylvania Mutual Life Insurance Co., 144A, 6.65%, 6/15/2034	505,000	544,904
Poster Financial Group, Inc., 8.75%, 12/1/2011 (e)	45,000	46,237
	Principal Amount ($)(h)	Value ($)

PXRE Capital Trust I, 8.85%, 2/1/2027	40,000	40,000
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	25,000	29,688
RAM Holdings Ltd., 144A, 6.875%, 4/1/2024	1,115,000	1,095,030
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	25,000	26,563
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	40,000	35,100
UGS Corp., 144A, 10.0%, 6/1/2012	35,000	39,812
Universal City Development, 11.75%, 4/1/2010	55,000	64,969
Universal City Florida Holding Co., 144A, 7.2%*, 5/1/2010	10,000	10,400
Wells Fargo & Co., 4.2%, 1/15/2010	937,000	940,808
		14,878,879
Health Care 0.2%
AmerisourceBergen Corp., 7.25%, 11/15/2012	15,000	16,762
Cinacalcet Royalty Subordinated LLC, 144A, 8.0%, 3/30/2017	35,000	35,175
Curative Health Services, Inc., 10.75%, 5/1/2011	10,000	8,950
Hanger Orthopedic Group, Inc., 10.375%, 2/15/2009 (e)	30,000	30,975
HEALTHSOUTH Corp., 10.75%, 10/1/2008 (e)	50,000	52,750
InSight Health Services Corp., Series B, 9.875%, 11/1/2011 (e)	25,000	25,250
Interactive Health LLC, 144A, 7.25%, 4/1/2011	30,000	26,100
National Mentor, Inc., 144A, 9.625%, 12/1/2012	10,000	10,625
Tenet Healthcare Corp., 6.375%, 12/1/2011	110,000	102,025
		308,612
Industrials 2.2%
Allied Waste North America, Inc., Series B, 5.75%, 2/15/2011	125,000	117,500
America West Airlines, Inc., Series 99-1, 7.93%, 1/2/2019	512,891	557,933
AMI Semiconductor, Inc., 10.75%, 2/1/2013	25,000	29,375
BAE System 2001 Asset Trust, "B", Series 2001, 144A, 7.156%, 12/15/2011	720,714	782,287
Browning-Ferris Industries:
7.4%, 9/15/2035	20,000	17,500
9.25%, 5/1/2021	10,000	10,650
Cenveo Corp., 7.875%, 12/1/2013 (e)	40,000	37,200
Clean Harbors, Inc., 144A, 11.25%, 7/15/2012	20,000	22,400
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	65,000	69,875
Collins & Aikman Products, 10.75%, 12/31/2011 (e)	35,000	35,700
Cornell Companies, Inc., 10.75%, 7/1/2012	40,000	42,750
Corrections Corp. of America, 9.875%, 5/1/2009	50,000	55,500
Dana Corp., 7.0%, 3/1/2029 (e)	55,000	54,863
Eagle-Picher Industries, Inc., 9.75%, 9/1/2013	10,000	10,000
	Principal Amount ($)(h)	Value ($)

Erico International Corp., 8.875%, 3/1/2012	35,000	36,750
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	55,000	62,150
Kansas City Southern, 7.5%, 6/15/2009	105,000	110,250
Laidlaw International, Inc., 10.75%, 6/15/2011	35,000	40,863
Millennium America, Inc.:
7.625%, 11/15/2026 (e)	60,000	59,100
9.25%, 6/15/2008	55,000	62,562
Northwest Airlines Corp., Series 02-1, 6.264%, 11/20/2021	1,246,632	1,284,442
Sea Containers Ltd., 10.5%, 5/15/2012	20,000	21,050
Securus Technologies, Inc., 144A, 11.0%, 9/1/2011	35,000	35,000
Ship Finance International Ltd., 8.5%, 12/15/2013	40,000	41,200
SPX Corp.:
6.25%, 6/15/2011 (e)	15,000	15,825
7.5%, 1/1/2013	50,000	54,250
Technical Olympic USA, Inc.:
7.5%, 3/15/2011	20,000	20,150
10.375%, 7/1/2012	40,000	44,800
Texas Genco LLC, 144A, 6.875%, 12/15/2014	40,000	41,350
The Brickman Group, Ltd., Series B, 11.75%, 12/15/2009	25,000	29,250
United Rentals North America, Inc.:
6.5%, 2/15/2012	45,000	43,875
7.0%, 2/15/2014 (e)	35,000	32,725
7.75%, 11/15/2013 (e)	30,000	29,400
Westlake Chemical Corp., 8.75%, 7/15/2011	19,000	21,470
		3,929,995
Information Technology 0.1%
Activant Solutions, Inc., 10.5%, 6/15/2011	35,000	37,625
Itron, Inc., 144A, 7.75%, 5/15/2012	35,000	35,613
Lucent Technologies, Inc., 6.45%, 3/15/2029 (e)	100,000	90,500
		163,738
Materials 1.8%
ARCO Chemical Co., 9.8%, 2/1/2020	135,000	153,900
Caraustar Industries, Inc., 9.875%, 4/1/2011 (e)	20,000	21,700
Dayton Superior Corp., 10.75%, 9/15/2008	50,000	53,500
Georgia-Pacific Corp.:
8.0%, 1/15/2024	85,000	98,600
9.375%, 2/1/2013	50,000	58,250
Hercules, Inc.:
6.75%, 10/15/2029	35,000	36,138
11.125%, 11/15/2007	25,000	29,750
Huntsman Advanced Materials, 144A, 11.0%, 7/15/2010	45,000	53,550
Huntsman LLC, 11.625%, 10/15/2010	50,000	59,125
IMC Global, Inc., 10.875%, 8/1/2013	20,000	25,000
	Principal Amount ($)(h)	Value ($)

International Steel Group, Inc., 6.5%, 4/15/2014	75,000	80,438
Lubrizol Corp.:
4.625%, 10/1/2009	1,050,000	1,048,380
6.5%, 10/1/2034 (e)	404,000	411,456
Omnova Solutions, Inc., 11.25%, 6/1/2010	50,000	56,250
Owens-Brockway Glass Container, 8.25%, 5/15/2013	25,000	27,500
Pliant Corp.:
Step-up Coupon, 0% to 12/15/2006, 11.125% to 6/15/2009	15,000	13,856
11.125%, 9/1/2009	40,000	43,600
Sheffield Steel Corp., 144A, 11.375%, 8/15/2011	25,000	25,750
TriMas Corp., 9.875%, 6/15/2012	85,000	90,100
United States Steel LLC, 9.75%, 5/15/2010	45,000	51,300
Weyerhaeuser Co.:
6.875%, 12/15/2033 (e)	200,000	223,899
7.125%, 7/15/2023	100,000	113,258
7.375%, 3/15/2032	280,000	332,037
		3,107,337
Telecommunication Services 1.1%
AT&T Corp.:
7.3%, 11/15/2011	45,000	51,806
9.75%, 11/15/2031	45,000	53,719
Bell Atlantic New Jersey, Inc., Series A, 5.875%, 1/17/2012	530,000	563,107
BellSouth Corp., 5.2%, 9/15/2014	505,000	514,707
Cincinnati Bell, Inc., 8.375%, 1/15/2014 (e)	115,000	116,437
Dobson Cellular Systems, Inc., 144A, 6.96%*, 11/1/2011	15,000	15,525
GCI, Inc., 7.25%, 2/15/2014	40,000	40,000
Insight Midwest LP, 9.75%, 10/1/2009 (e)	25,000	26,188
MCI, Inc., 8.735%, 5/1/2014	115,000	123,625
Nextel Communications, Inc., 5.95%, 3/15/2014	35,000	36,225
Nextel Partners, Inc., 8.125%, 7/1/2011	40,000	44,400
Northern Telecom Capital, 7.875%, 6/15/2026	35,000	34,650
PanAmSat Corp., 144A, 9.0%, 8/15/2014	65,000	72,556
Qwest Corp.:
7.25%, 9/15/2025 (e)	260,000	252,850
144A, 7.875%, 9/1/2011	10,000	10,850
		1,956,645
Utilities 2.3%
AES Corp., 144A, 8.75%, 5/15/2013	20,000	22,725
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012 (e)	35,000	39,113
CMS Energy Corp., 8.5%, 4/15/2011	20,000	22,725
Consumers Energy Co., Series F, 4.0%, 5/15/2010	980,000	962,564
DPL, Inc., 6.875%, 9/1/2011	85,000	92,831
Midwest Generation LLC, 8.75%, 5/1/2034	25,000	28,375
	Principal Amount ($)(h)	Value ($)

NorthWestern Corp., 144A, 5.875%, 11/1/2014 (e)	30,000	30,689
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	115,000	125,350
Progress Energy, Inc., 6.75%, 3/1/2006	1,400,000	1,452,718
PSE&G Energy Holdings LLC:
8.5%, 6/15/2011	40,000	45,650
10.0%, 10/1/2009	35,000	41,387
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	55,000	58,713
Xcel Energy, Inc., 7.0%, 12/1/2010	1,040,000	1,172,319
		4,095,159
Total Corporate Bonds (Cost $35,450,984)		35,974,400

Foreign Bonds — US$ Denominated 9.3%
Consumer Discretionary 0.2%
Grupo Posadas SA de CV, 144A, Series A, 8.75%, 10/4/2011	10,000	10,675
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	60,000	67,800
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	55,000	63,250
Shaw Communications, Inc.:
7.25%, 4/6/2011 (e)	30,000	33,075
8.25%, 4/11/2010	70,000	79,625
Vicap SA, 11.375%, 5/15/2007	10,000	10,125
Vitro Envases Norteamerica SA, 144A, 10.75%, 7/23/2011	25,000	25,937
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013 (e)	25,000	24,188
		314,675
Consumer Staples 0.1%
Burns Philp Capital Property, Ltd., 10.75%, 2/15/2011	35,000	39,375
Fage Dairy Industry SA, 9.0%, 2/1/2007	155,000	155,775
Grupo Cosan SA, 144A, 9.0%, 11/1/2009	20,000	20,900
		216,050
Energy 0.2%
Gazprom OAO, 144A, 9.625%, 3/1/2013	100,000	118,000
Luscar Coal Ltd., 9.75%, 10/15/2011	50,000	56,750
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	131,001	149,341
Secunda International Ltd., 144A, 9.76%*, 9/1/2012	30,000	29,400
		353,491
Financials 4.2%
Deutsche Telekom International Finance BV:
8.5%, 6/15/2010	165,000	196,577
8.75%, 6/15/2030	540,000	713,047
Eircom Funding, 8.25%, 8/15/2013	50,000	55,250
Endurance Specialty Holdings Ltd., 7.0%, 7/15/2034	135,000	139,009
	Principal Amount ($)(h)	Value ($)

HSBC Capital Funding LP, 144A, 4.61%, 12/29/2049	590,000	569,507
Korea First Bank, 144A, 5.75%*, 3/10/2013	267,000	277,675
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	1,530,000	1,534,466
Mizuho Financial Group (Cayman), 8.375%, 12/29/2049	1,260,000	1,380,834
New ASAT (Finance) Ltd., 144A, 9.25%, 2/1/2011	35,000	31,763
Westfield Capital Corp., 144A, 4.375%, 11/15/2010	2,470,000	2,442,981
		7,341,109
Health Care 0.0%
Biovail Corp., 7.875%, 4/1/2010 (e)	35,000	36,225
Elan Financial PLC, 144A, 7.75%, 11/15/2011	15,000	15,975
		52,200
Industrials 1.0%
CP Ships Ltd., 10.375%, 7/15/2012	45,000	51,919
Grupo Transportacion Ferroviaria Mexicana SA de CV:
10.25%, 6/15/2007	75,000	79,875
11.75%, 6/15/2009	50,000	50,938
12.5%, 6/15/2012	45,000	52,537
LeGrand SA, 8.5%, 2/15/2025	45,000	53,100
Stena AB:
144A, 7.0%, 12/1/2016	25,000	24,750
9.625%, 12/1/2012	25,000	28,250
Tyco International Group SA:
6.75%, 2/15/2011	516,000	578,327
6.875%, 1/15/2029	556,000	636,904
7.0%, 6/15/2028	194,000	225,551
		1,782,151
Information Technology 0.0%
Flextronics International Ltd., 144A, 6.25%, 11/15/2014	50,000	49,500
Magnachip Semiconductor SA:
144A, 6.875%, 12/15/2011	10,000	10,300
144A, 8.0%, 12/15/2014	10,000	10,425
		70,225
Materials 1.5%
Alrosa Finance SA, 144A, 8.875%, 11/17/2014	30,000	30,825
Cascades, Inc., 7.25%, 2/15/2013	55,000	58,300
Citigroup (JSC Severstal), 144A, 9.25%, 4/19/2014	100,000	99,500
Crown Euro Holdings SA, 10.875%, 3/1/2013	35,000	41,387
ISPAT Inland ULC, 9.75%, 4/1/2014	39,000	48,165
Sappi Papier Holding AG, 144A, 7.5%, 6/15/2032	674,000	784,458
Sino-Forest Corp., 144A, 9.125%, 8/17/2011	25,000	27,313
Sociedad Concesionaria Autopista Central, 144A, 6.223%, 12/15/2026	1,365,000	1,432,376
Tembec Industries, Inc., 8.5%, 2/1/2011 (e)	125,000	125,625
		2,647,949
	Principal Amount ($)(h)	Value ($)

Sovereign Bonds 1.2%
Aries Vermogensverwaltung GmbH, Series C, 9.6%, 10/25/2014	250,000	306,750
Federative Republic of Brazil:
8.875%, 10/14/2019	45,000	47,430
11.0%, 8/17/2040	130,000	154,245
Government of Ukraine, 7.65%, 6/11/2013	100,000	106,800
Republic of Bulgaria, 8.25%, 1/15/2015	310,000	389,794
Republic of Turkey:
7.25%, 3/15/2015	30,000	30,825
9.0%, 6/30/2011	15,000	17,138
9.5%, 1/15/2014	15,000	17,700
11.75%, 6/15/2010	70,000	87,850
11.875%, 1/15/2030	40,000	57,600
Russian Federation, Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	70,000	72,408
Russian Ministry of Finance, Series VII, 3.0%, 5/14/2011	130,000	109,629
United Mexican States:
Series A, 6.75%, 9/27/2034 (e)	570,000	562,875
8.375%, 1/14/2011 (e)	90,000	105,705
		2,066,749
Telecommunication Services 0.9%
America Movil SA de CV:
Series L, 5.5%, 3/1/2014	420,000	414,920
144A, 5.75%, 1/15/2015	200,000	199,544
Axtel SA, 11.0%, 12/15/2013	45,000	48,488
Embratel, Series B, 11.0%, 12/15/2008	35,000	39,900
Inmarsat Finance PLC, 7.625%, 6/30/2012	40,000	41,600
Innova S. de R.L., 9.375%, 9/19/2013 (e)	30,000	34,125
INTELSAT, 6.5%, 11/1/2013	40,000	36,400
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	65,000	68,006
Mobifon Holdings BV, 12.5%, 7/31/2010	35,000	41,519
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	35,000	35,700
Nortel Networks Corp., 6.875%, 9/1/2023	40,000	37,600
Nortel Networks Ltd., 6.125%, 2/15/2006	125,000	127,187
Rogers Wireless Communications, Inc., 6.375%, 3/1/2014	35,000	34,650
Telecom Italia Capital, 144A, 4.95%, 9/30/2014	455,000	445,781
		1,605,420
Total Foreign Bonds — US$ Denominated (Cost $15,968,646)		16,450,019

	Principal Amount ($)(h)	Value ($)

Foreign Bonds — Non US$ Denominated 5.5%
Sovereign Bonds 5.5%
Federal Republic of Germany, 144A, 3.25%, 4/17/2009 EUR	4,270,000	5,872,954
Mexican Bonds:
Series M-20, 8.0%, 12/7/2023 MXN	6,080,000	425,987
Series MI-10, 8.0%, 12/19/2013 MXN	34,301,500	2,740,858
Republic of Colombia, 11.75%, 3/1/2010 COP	190,000,000	82,788
Republic of Romania, 8.5%, 5/8/2012 EUR	100,000	173,617
Republic of Uruguay, 17.75%, 2/4/2006 UYU	9,700,000	386,439
Total Foreign Bonds — Non US$ Denominated (Cost $8,733,810)		9,682,643

Asset Backed 6.3%
Automobile Receivables 1.5%
MMCA Automobile Trust:
"A4", Series 2002-3, 3.57%, 8/17/2009	375,000	375,738
"A4", Series 2002-2, 4.3%, 3/15/2010	1,915,027	1,921,978
"B", Series 2002-1, 5.37%, 1/15/2010	236,900	239,346
		2,537,062
Home Equity Loans 4.8%
Countrywide Home Equity Loan Trust:
Series 2004-C, 2.62%*, 1/15/2034	642,247	640,881
"2A", Series 2004-E, 2.66%*, 6/15/2029	1,142,564	1,141,768
Master Alternative Loan Trust, "5A1", Series 2005-1, 5.5%, 1/1/2019 (i)	1,325,000	1,362,887
Merrill Lynch Mortgage Investors, Inc., "A2B", Series 2004-HE2, 2.8%*, 8/25/2035	520,000	520,365
Novastar NIM Trust, Series 2004-N1, 144A, 4.458%, 2/26/2034	352,350	352,881
Park Place Securities NIM Trust:
"A", Series 2004-MHQ1, 144A, 2.487%, 12/25/2034	698,547	698,547
"A", Series 2004-WHQ-1, 144A, 2.53%, 9/25/2034	678,198	676,502
Renaissance NIM Trust, "NOTE", Series 2004-C, 144A, 4.458%, 12/25/2034	940,349	940,349
Residential Asset Mortgage Products, Inc., "A3", Series 2003-RZ4, 3.38%, 2/25/2030	805,000	801,880
Residential Asset Securities Corp., "AI6", Series 2000-KS1, 7.905%, 2/25/2031	1,360,109	1,416,948
		8,553,008
Total Asset Backed (Cost $11,188,425)		11,090,070

	Principal Amount ($)(h)	Value ($)

Convertible Bond 0.0%
DIMON, Inc., 6.25%, 3/31/2007	50,000	46,875
HIH Capital Ltd., 144A, Series DOM, 7.5%, 9/25/2006	10,000	9,900
Total Convertible Bond (Cost $56,996)		56,775

US Government Agency Sponsored Pass-Throughs 5.9%
Federal Home Loan Mortgage Corp.:
5.0%, 7/1/2018	704,202	715,710
5.5% with various maturities from 11/15/2016 until 8/1/2024 (i)	1,614,125	1,667,523
Federal National Mortgage Association:
4.5%, 12/1/2018	282,671	282,407
5.0%, 3/1/2034	1,119,071	1,112,507
5.5%, 7/1/2033	773,023	785,454
6.0% with various maturities from 11/1/2017 until 10/1/2034 (c)	2,047,648	2,126,223
6.31%, 6/1/2008	1,700,000	1,808,089
6.5% with various maturities from 3/1/2017 until 9/1/2034	1,739,900	1,833,116
8.0%, 9/1/2015	85,491	90,928
Total US Government Agency Sponsored Pass-Throughs (Cost $10,334,007)		10,421,957

Commercial and Non-Agency Mortgage-Backed Securities 8.4%
Banc of America Commercial Mortgage, Inc., "A5", Series 2004-3, 5.036%*, 6/10/2039	1,450,000	1,518,433
Bank of America Mortgage Securities, "2A6", Series 2004-F, 4.18%*, 7/25/2034	1,180,000	1,174,114
Bank of America-First Union Commercial Mortgage, Inc., "A1", Series 2001-3, 4.89%, 4/11/2037	728,365	744,786
Chase Commercial Mortgage Securities Corp., Series 1996-2, 6.9%, 11/19/2028	645,776	667,644
Citigroup Mortgage Loan Trust, Inc.:
"1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	1,379,196	1,437,377
"IOWA3", Series 2004-NCM1, 6.75%, 7/25/2034	817,997	857,619
GMAC Commercial Mortgage Securities, Inc., "A3", Series 1997-C1, 6.869%, 7/15/2029	1,361,501	1,440,392
Master Alternative Loan Trust:
"3A1", Series 2004-5, 6.5%, 6/25/2034	142,786	148,631
"8A1", Series 2004-3, 7.0%, 4/25/2034	422,415	441,291
Master Asset Securitization Trust, "8A1", Series 2003-6, 5.5%, 7/25/2033	869,711	876,778
Residential Asset Securitization Trust, "A1", Series 2003-A11, 4.25%, 11/25/2033	928,608	930,593
	Principal Amount ($)(h)	Value ($)

Structured Asset Securities Corp., "2A1", Series 2003-1, 6.0%, 2/25/2018	25,653	26,615
Wachovia Bank Commercial Mortgage Trust, "A5", Series 2004-C11, 5.215%, 1/15/2041	1,450,000	1,492,855
Washington Mutual:
"A6", Series 2004-AR7, 3.957%*, 7/25/2034	740,000	731,238
"2A1", Series 2002-S8, 4.5%, 1/25/2018	410,394	411,890
Washington Mutual Mortgage Securities Corp., "A7", Series 2004-AR9, 4.276%, 8/25/2034	737,000	737,581
Wells Fargo Mortgage Backed Securities Trust:
"1A1", Series 2003-6, 5.0%, 6/25/2018	1,087,954	1,097,473
"1A3", Series 2002-18, 6.0%, 12/25/2032	161,437	162,523
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $14,957,674)		14,897,833

Collateralized Mortgage Obligations 22.2%
Fannie Mae Whole Loan, "5A", Series 2004-W2, 7.5%, 3/25/2044	1,146,668	1,227,422
Federal Home Loan Mortgage Corp.:
"AU", Series 2759, 3.5%, 5/15/2019	844,000	841,677
"PA", Series 2786, 3.5%, 10/15/2010	823,000	825,023
"QC", Series 2694, 3.5%, 9/15/2020	1,690,000	1,679,588
"LB", Series 2755, 4.0%, 9/15/2023	1,130,000	1,132,007
"LC", Series 2682, 4.5%, 7/15/2032	1,200,000	1,159,487
"PE", Series 2727, 4.5%, 7/15/2032	830,000	791,465
"QH", Series 2694, 4.5%, 3/15/2032	1,700,000	1,637,602
"1A2B", Series T-48, 4.688%, 7/25/2022	117,532	117,538
"EG", Series 2836, 5.0%, 12/15/2032	1,580,000	1,566,654
"JD", Series 2778, 5.0%, 12/15/2032	710,000	705,564
"NE", Series 2802, 5.0%, 2/15/2033	1,580,000	1,572,301
"OL", Series 2840, 5.0%, 11/15/2022	1,335,000	1,370,850
"PD", Series 2783, 5.0%, 1/15/2033	761,000	754,670
"PD", Series 2844, 5.0%, 12/15/2032	1,580,000	1,563,717
"PE", Series 2721, 5.0%, 1/15/2023	2,425,000	2,398,878
"PQ", Series 2844, 5.0%, 5/15/2023	1,236,000	1,273,352
"TE", Class 2764, 5.0%, 10/15/2032	790,000	782,496
"TE", Series 2780, 5.0%, 1/15/2033	1,150,000	1,143,413
	Principal Amount ($)(h)	Value ($)

"CH", Series 2390, 5.5%, 12/15/2016	200,000	207,407
"GD", Series 2497, 5.5%, 7/15/2014	554,877	558,146
"MC", Series 2394, 6.0%, 12/15/2016	1,420,000	1,487,689
"Z", Series 2173, 6.5%, 7/15/2029	1,008,680	1,058,849
"3A", Series T-41, 7.5%, 7/25/2032	1,500,674	1,599,815
Federal National Mortgage Association:
"A2", Series 2003-63, 2.34%, 7/25/2044	232,512	231,929
"WB", Series 2003-106, 4.5%, 10/25/2015	1,290,000	1,309,210
"A2", Series 2002-W10, 4.7%, 8/25/2042	6,943	6,937
"2A3", Series 2003-W15, 4.71%, 8/25/2043	1,569,155	1,572,949
"A2", Series 2002-60, 4.75%, 2/25/2044	44,895	44,817
"KH", Series 2003-92, 5.0%, 3/25/2032	790,000	781,363
"MC", Series 2002-56, 5.5%, 9/25/2017	675,634	695,580
"OG", Series 2001-69, 5.5%, 12/25/2016	750,000	774,805
"PG", Series 2002-3, 5.5%, 2/25/2017	500,000	514,082
"QC", Series 2002-11, 5.5%, 3/25/2017	290,000	301,546
"MG", Series 2002-2, 6.0%, 2/25/2017	1,430,000	1,483,965
"PM", Series 2001-60, 6.0%, 3/25/2030	371,816	376,623
"VD", Series 2002-56, 6.0%, 4/25/2020	162,737	165,537
"2A", Series 2003-W8, 7.0%, 10/25/2042	543,500	573,374
"A2", Series 2002-T19, Grantor Trust, 7.0%, 7/25/2042	400,112	423,992
"A2", Series 2002-T4, 7.0%, 12/25/2041	1,185,609	1,256,372
"ZQ", Series G92-9, 7.0%, 12/25/2021	340,292	350,405
FHLMC Structured Pass-Through Securities, "1A2", Series T-59, 7.0%, 10/25/2043	572,716	606,363
Government National Mortgage Association, "KA", Series 2002-5, 6.0%, 8/16/2026	410,278	412,400
Total Collateralized Mortgage Obligations (Cost $39,290,299)		39,337,859

Municipal Investments 4.2%
Hoboken, NJ, Core City General Obligation, 6.5%, 4/1/2026 (d)	1,900,000	2,166,532
Illinois, State General Obligation, 4.95%, 6/1/2023	1,025,000	996,003
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 5.2%, 12/1/2013	670,000	686,931
Trenton, NJ, Core City General Obligation, School District General Obligation Revenue, 4.7%, 4/1/2013 (d)	745,000	742,683
	Principal Amount ($)(h)	Value ($)

Union County, NJ, Improvement Authority, Student Loan Revenue, 5.29%, 4/1/2018 (d)	940,000	958,885
Virgin Islands, Port Authority Revenue, Marine Revenue, Series B, 5.08%, 9/1/2013 (d)	1,420,000	1,450,757
Washington, Industrial Development Revenue, Economic Development Financial Authority, CSC Taco LLC Project, Series A, 3.8%, 10/1/2011 (d)	550,000	531,256
Total Municipal Investments (Cost $7,270,612)		7,533,047

Government National Mortgage Association 0.9%
Government National Mortgage Association:
6.0% with various maturities from 1/15/2034 until 6/20/2034	268,912	278,900
6.5%, 11/20/2033	496,935	523,399
7.0%, 9/20/2034	736,905	780,576
Total Government National Mortgage Association (Cost $1,585,321)		1,582,875

US Government Backed 14.8%
US Treasury Bond:
6.0%, 2/15/2026 (e)	3,591,000	4,113,519
7.25%, 5/15/2016 (e)	1,223,000	1,530,852
7.5%, 11/15/2016	1,130,000	1,444,061
US Treasury Note:
1.5%, 3/31/2006 (e)	5,154,000	5,069,845
3.0%, 2/15/2008	700,000	694,285
3.25%, 1/15/2009 (e)	9,553,000	9,470,156
4.25%, 11/15/2013 (e)	1,822,000	1,833,459
5.0%, 2/15/2011	940,000	999,962
5.75%, 8/15/2010	970,000	1,067,948
Total US Government Backed (Cost $26,500,531)		26,224,087
	Shares	Value ($)

Preferred Stocks 0.0%
TNP Enterprises, Inc., 14.5%, "D", (PIK) (Cost $51,163)	420	48,720
Other Investments 0.0%
Hercules Trust II, (Common Stock Unit) (Cost $70,487)	105,000	88,200

Securities Lending Collateral 13.6%
Daily Assets Fund Institutional, 2.25% (f) (g) (Cost $24,171,724)	24,171,724	24,171,724
	Shares	Value ($)

Cash Equivalents 2.0%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $3,493,227)	3,493,227	3,493,227
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $199,123,906) (a)	113.4	201,053,436
Other Assets and Liabilities, Net	(13.4)	(23,794,751)
Net Assets	100.0	177,258,685

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2004.

(a) The cost for federal income tax purposes was $199,152,730. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $1,900,706. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,130,256 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,229,550.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Mortgage dollar rolls included.

(d) Bond is insured by one of these companies:

Insurance Coverage		As a % of Total Investment Portfolio
FGIC	Financial Guaranty Insurance Company	.4
FSA	Financial Security Assurance	1.2
MBIA	Municipal Bond Investors Assurance	1.3

(e) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $24,128,735, which is 13.6% of total net assets.

(f) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(g) Represents collateral held in connection with securities lending.

(h) Principal amount stated in US dollars unless otherwise noted.

(i) When-issued or forward delivery pools included.

144A: Security exempt from registration under 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that interest or dividend is paid in kind.

Currency Abbreviation
COP	Colombian Peso
EUR	Euro
MXN	Mexican Peso
UYU	Uruguayan Peso

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association, Federal Home Loan Mortgage Corp. and the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

Purchases and sales of investment securities (excluding US Treasury obligations, short-term investments and mortgage dollar roll transactions) for the year ended December 31, 2004, aggregated $187,851,853 and $191,907,506, respectively. Purchases and sales of US Treasury obligations aggregated $188,700,750 and $184,790,282, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $37,038,064 and $37,155,672, respectively.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Bond Portfolio

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value — including $24,128,735 of securities loaned (cost $171,458,955)	$ 173,388,485
Investment in Daily Assets Fund Institutional (cost $24,171,724)*	24,171,724
Investment in Scudder Cash Management QP Trust (cost $3,493,227)	3,493,227
Total investment in securities, at value (cost $199,123,906)	201,053,436
Foreign currency, at value (cost $404,124)	414,180
Receivable for investments sold	1,309,131
Interest receivable	2,000,586
Receivable for Portfolio shares sold	164,253
Unrealized appreciation on forward foreign currency exchange contracts	257,731
Net receivable on closed forward currency contracts	4,669
Other assets	6,209
Total assets	205,210,195
Liabilities
Due to custodian bank	271,297
Payable for investments purchased	13,982
Payable upon return of securities loaned	24,171,724
Payable for when-issued and forward delivery securities	1,817,192
Payable for investments purchased — mortgage dollar rolls	451,587
Deferred mortgage dollar roll income	407
Payable for Portfolio shares redeemed	17,855
Unrealized depreciation on forward foreign currency exchange contracts	1,057,730
Accrued management fee	70,083
Other accrued expenses and payables	79,653
Total liabilities	27,951,510
Net assets, at value	$ 177,258,685
Net Assets
Net assets consist of: Undistributed net investment income	7,130,843
Net unrealized appreciation (depreciation) on: Investments	1,929,530
Foreign currency related transactions	(754,176)
Accumulated net realized gain (loss)	1,523,294
Paid-in capital	167,429,194
Net assets, at value	$ 177,258,685
Net Asset Value, offering and redemption price per share ($177,258,685 ÷ 24,873,210 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 7.13

* Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004
Investment Income
Income: Interest	$ 7,991,148
Interest — Scudder Cash Management QP Trust	105,452
Securities lending income, including income from Daily Assets Fund Institutional	19,908
Dividends	39,163
Mortgage dollar roll income	148,693
Total Income	8,304,364
Expenses: Management fee	825,230
Custodian fees	35,673
Accounting fees	119,718
Auditing	37,363
Legal	7,128
Trustees' fees and expenses	8,263
Reports to shareholders	2,772
Other	6,781
Total expenses, before expense reductions	1,042,928
Expense reductions	(3,201)
Total expenses, after expense reductions	1,039,727
Net investment income	7,264,637
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	1,939,057
Foreign currency related transactions	(30,996)
1,908,061
Net unrealized appreciation (depreciation) on: Investments	653,610
Foreign currency related transactions	(754,176)
(100,566)
Net gain (loss) on investment transactions	1,807,495
Net increase (decrease) in net assets resulting from operations	$ 9,072,132

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2004	2003
Operations: Net investment income	$ 7,264,637	$ 6,917,302
Net realized gain (loss) on investment transactions	1,908,061	5,463,498
Net unrealized appreciation (depreciation) on investment transactions during the period	(100,566)	(3,270,064)
Net increase (decrease) in net assets resulting from operations	9,072,132	9,110,736
Distributions to shareholders from: Net investment income	(6,665,081)	(7,871,344)
Portfolio share transactions: Proceeds from shares sold	30,276,293	59,930,372
Reinvestment of distributions	6,665,081	7,871,344
Cost of shares redeemed	(38,484,371)	(57,702,076)
Net increase (decrease) in net assets from Portfolio share transactions	(1,542,997)	10,099,640
Increase (decrease) in net assets	864,054	11,339,032
Net assets at beginning of period	176,394,631	165,055,599
Net assets at end of period (including undistributed net investment income of $7,130,843 and $6,528,461, respectively)	$ 177,258,685	$ 176,394,631
Other Information
Shares outstanding at beginning of period	25,068,858	23,649,490
Shares sold	4,299,192	8,565,994
Shares issued to shareholders in reinvestment of distributions	981,603	1,150,780
Shares redeemed	(5,476,443)	(8,297,406)
Net increase (decrease) in Portfolio shares	(195,648)	1,419,368
Shares outstanding at end of period	24,873,210	25,068,858

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Bond Portfolio

Years Ended December 31,	2004	2003	2002	2001[a]	2000
Selected Per Share Data
Net asset value, beginning of period	$ 7.04	$ 6.98	$ 6.89	$ 6.78	$ 6.49
Income (loss) from investment operations: Net investment income[b]	.29	.26	.34	.38	.42
Net realized and unrealized gain (loss) on investment transactions	.08	.09	.17	.00[c]	.23
Total from investment operations	.37	.35	.51	.38	.65
Less distributions from: Net investment income	(.28)	(.29)	(.42)	(.27)	(.36)
Net asset value, end of period	$ 7.13	$ 7.04	$ 6.98	$ 6.89	$ 6.78
Total Return (%)	5.38	5.06	7.66	5.75	10.56
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	177	176	165	182	102
Ratio of expenses before expense reductions (%)	.60	.58	.55	.58[d]	.58
Ratio of expenses after expense reductions (%)	.60	.58	.55	.57[d]	.58
Ratio of net investment income (%)	4.18	3.78	5.03	5.47	6.55
Portfolio turnover rate (%)	223[e]	242[e]	262[e]	169[e]	288

a As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.02, increase net realized and unrealized gains and losses per share by $.02, and decrease the ratio of net investment income to average net assets from 5.74% to 5.47%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

b Based on average shares outstanding during the period.

c The amount of net realized and unrealized gain shown for a share outstanding for the year ended December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

d The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were ..57% and .57%, respectively.

e The portfolio turnover rate including mortgage dollar roll transactions was 245%, 286%, 276% and 193% for the years ended December 31, 2004, December 31, 2003, December 31, 2002 and December 31, 2001, respectively.

Performance Summary December 31, 2004

Balanced Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, the Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] Balanced Portfolio — Class A* [] S&P 500 Index [] LBAB Index [] Russell 1000 Growth Index

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged, market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. The Russell 1000 Growth Index is an unmanaged capitalization-weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Index returns assume the reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results (as of December 31, 2004)
Balanced Portfolio		1-Year	3-Year	5-Year	10-Year*
Class A	Growth of $10,000	$10,648	$10,665	$9,816	$24,546
	Average annual total return	6.48%	2.17%	-.37%	9.40%
S&P 500 Index	Growth of $10,000	$11,088	$11,115	$8,902	$31,258
	Average annual total return	10.88%	3.59%	-2.30%	12.07%
LBAB Index	Growth of $10,000	$10,434	$11,976	$14,497	$21,038
	Average annual total return	4.34%	6.19%	7.71%	7.72%
Russell 1000 Growth Index	Growth of $10,000	$10,630	$9,946	$6,140	$24,994
	Average annual total return	6.30%	-.18%	-9.29%	9.59%

The growth of $10,000 is cumulative.

* Total returns for the 10-year period would have been lower if the Portfolio's expenses were not maintained.

Information About Your Portfolio's Expenses

Balanced Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004
Actual Portfolio Return	Class A
Beginning Account Value 7/1/04	$ 1,000.00
Ending Account Value 12/31/04	$ 1,041.90
Expenses Paid per $1,000*	$ 3.24
Hypothetical 5% Portfolio Return	Class A
Beginning Account Value 7/1/04	$ 1,000.00
Ending Account Value 12/31/04	$ 1,022.03
Expenses Paid per $1,000*	$ 3.21

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A
Scudder Variable Series I — Balanced Portfolio	.63%

For more information, please refer to the Portfolio's prospectus.

Management Summary December 31, 2004

Balanced Portfolio

Stocks and bonds both generated positive returns in 2004. In the equity market, strong corporate earnings helped small caps outperform large caps, while value outpaced growth. Bonds produced a higher return than would typically be expected given that the Federal Reserve (the Fed) raised interest rates from 1.00% to 2.25% during the year. Longer-term bonds outperformed shorter-term paper, while corporate issues bested Treasuries. Against this backdrop, the portfolio returned 6.48% (Class A shares, unadjusted for contract charges). Its benchmarks, the S&P 500 Index and Lehman Brothers Aggregate Bond (LBAB) Index, returned 10.88% and 4.34%, respectively.

An overweight in energy, along with good selection within the group, was beneficial. Here, we continue to favor equipment and service companies. In addition, performance was helped significantly by our selections within health care, where we have emphasized biotechnology and medical equipment companies while maintaining an underweight in the weak pharmaceuticals industry. In fixed income, positions in corporates, international bonds and asset-backed securities added value amid an environment in which investors were thirsty for yield.

In the equity portion of the portfolio, weak stock selection and an overweight in information technology made the largest negative contribution to performance during the year. Our current positioning within technology emphasizes consistent earners over cyclical companies, reflecting our view that industry profit growth is likely to slow. Selections within financials, where the portfolio is underweight in insurance and overweight in market-sensitive companies, also detracted. Looking ahead, we will continue to focus on higher-quality growth stocks and fundamentally sound, reasonably valued fixed-income securities.

Julie M. Van Cleave Thomas F. Sassi J. Christopher Gagnier
Andrew P. Cestone Arnim S. Holzer Brett Diment
Portfolio Managers

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, the portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Standard & Poor's 500 (S&P 500) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Balanced Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03

Common Stocks	60%	62%
Fixed Income Holdings	37%	35%
Cash Equivalents	3%	3%
	100%	100%
Fixed Income Holdings (As a Percentage of Long Term Fixed Income Holdings)	12/31/04	12/31/03

Diversification
Corporate Bonds	30%	24%
Collateralized Mortgage Obligations	17%	24%
Foreign Bonds — US$ Denominated	14%	7%
US Government Backed	11%	10%
Asset Backed	7%	11%
Commercial and Non-Agency Mortgage-Backed Securities	6%	—
Municipal Investments	5%	5%
US Government Agency Sponsored Pass-Throughs	5%	18%
Government National Mortgage Association	3%	1%
Foreign Bonds — Non US$ Denominated	2%	—
	100%	100%
Quality	12/31/04	12/31/03

US Government Backed and US Government Sponsored Agencies	36%	42%
AAA*	36%	29%
AA	4%	4%
A	9%	12%
BBB	15%	13%
	100%	100%

Weighted Average Quality	AA	AAA+
Equity Holdings (As a Percentage of Equity Holdings)	12/31/04	12/31/03

Sector Diversification
Financials	19%	11%
Information Technology	18%	26%
Health Care	16%	22%
Consumer Discretionary	12%	14%
Industrials	11%	7%
Consumer Staples	9%	11%
Energy	9%	7%
Materials	4%	1%
Telecommunication Services	1%	1%
Utilities	1%	—
	100%	100%

* Category includes cash equivalents.

Asset allocation, quality and holdings are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio's credit quality does not remove market risk.

For more complete details about the Portfolios's investment portfolio, see page 32. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to scudder.com on the 15th of the following month. Please call 1-800-778-1482.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2004

Balanced Portfolio

	Shares	Value ($)

Common Stocks 59.8%
Consumer Discretionary 7.2%
Auto Components 0.1%
Goodyear Tire & Rubber Co.*	5,500	80,630
Tenneco Automotive, Inc.,*	2,800	48,272
		128,902
Automobiles 0.5%
Harley-Davidson, Inc.	8,700	528,525
Monaco Coach Corp.	3,300	67,881
		596,406
Hotels Restaurants & Leisure 1.1%
Alliance Gaming Corp.*	5,600	77,336
Ameristar Casinos, Inc.	1,500	64,665
California Pizza Kitchen, Inc.*	3,100	71,300
CEC Entertainment, Inc.*	2,400	95,928
International Game Technology	10,500	360,990
Jack in the Box, Inc.*	200	7,374
McDonald's Corp.	12,000	384,720
YUM! Brands, Inc.	8,000	377,440
		1,439,753
Household Durables 0.1%
American Woodmark Corp.	500	21,840
Fortune Brands, Inc.	1,500	115,770
		137,610
Internet & Catalog Retail 0.3%
eBay, Inc.*	3,300	383,724
Leisure Equipment & Products 0.0%
Arctic Cat, Inc.	2,200	58,344
RC2 Corp.*	100	3,260
		61,604
Media 1.3%
Comcast Corp., "A"*	9,100	298,844
McGraw-Hill Companies, Inc.	4,900	448,546
Mediacom Communications Corp., "A"*	7,700	48,125
Omnicom Group, Inc.	5,700	480,624
Reader's Digest Association, Inc.	3,200	44,512
Salem Communications Corp., "A"*	1,200	29,940
Viacom, Inc., "B"	8,270	300,945
		1,651,536
Multiline Retail 1.5%
Family Dollar Stores, Inc.	19,300	602,739
Kirkland's, Inc.*	2,400	29,496
Kohl's Corp.*	3,100	152,427
May Department Stores Co.	16,400	482,160
Target Corp.	13,600	706,248
		1,973,070
Specialty Retail 2.3%
Aeropostale, Inc.*	1,900	55,917
Bed Bath & Beyond, Inc.*	2,700	107,541
Cato Corp., "A"	3,000	86,460
Charlotte Russe Holding, Inc.*	4,400	44,440
Charming Shoppes, Inc.*	7,400	69,338
	Shares	Value ($)

Home Depot, Inc.	2,300	98,302
Limited Brands	19,800	455,796
Lowe's Companies, Inc.	17,600	1,013,584
Sherwin-Williams Co.	11,800	526,634
Stage Stores, Inc.*	1,500	62,280
Staples, Inc.	7,100	239,341
Stein Mart, Inc.*	3,700	63,122
Too, Inc.*	3,000	73,380
Trans World Entertainment Corp.*	4,200	52,374
		2,948,509
Textiles, Apparel & Luxury Goods 0.1%
Guess?, Inc.*	4,000	50,200
Skechers USA, Inc., "A"*	4,700	60,912
		111,112
Consumer Staples 5.0%
Beverages 0.6%
Boston Beer Co., Inc., "A"*	2,400	51,048
PepsiCo, Inc.	14,360	749,592
		800,640
Food & Staples Retailing 1.1%
Casey's General Stores, Inc.	3,100	56,265
Nash-Finch Co.	1,300	49,088
Pantry, Inc.*	2,600	78,234
Wal-Mart Stores, Inc.	17,600	929,632
Walgreen Co.	9,800	376,026
		1,489,245
Food Products 1.9%
ConAgra Foods, Inc.	19,900	586,055
Dean Foods Co.*	2,500	82,375
General Mills, Inc.	14,800	735,708
Hershey Foods Corp.	4,300	238,822
Kellogg Co.	5,800	259,028
Lance, Inc.	800	15,224
Sara Lee Corp.	24,200	584,188
		2,501,400
Household Products 1.3%
Colgate-Palmolive Co.	5,100	260,916
Kimberly-Clark Corp.	10,800	710,748
Procter & Gamble Co.	13,100	721,548
		1,693,212
Personal Products 0.1%
Elizabeth Arden, Inc.*	2,500	59,350
Energy 5.1%
Energy Equipment & Services 1.1%
Baker Hughes, Inc.	9,000	384,030
Cal Dive International, Inc.*	2,100	85,575
Nabors Industries Ltd.*	7,300	374,417
Schlumberger Ltd.	6,600	441,870
Transocean, Inc.*	4,300	182,277
		1,468,169
Oil & Gas 4.0%
BP PLC, (ADR)	6,900	402,960
Burlington Resources, Inc.	9,200	400,200
	Shares	Value ($)

Callon Petroleum Co.*	3,300	47,718
ChevronTexaco Corp.	9,200	483,092
Cimarex Energy Co.*	2,000	75,800
Comstock Resources, Inc.*	3,700	81,585
ConocoPhillips	9,000	781,470
Devon Energy Corp.	11,000	428,120
EOG Resources, Inc.	5,600	399,616
ExxonMobil Corp.	19,800	1,014,948
Houston Exploration Co.*	1,700	95,727
Overseas Shipholding Group, Inc.	1,600	88,320
Remington Oil & Gas Corp.*	3,200	87,200
Royal Dutch Petroleum Co., (NY Shares)	9,000	516,420
Southwestern Energy Co.*	1,300	65,897
Tesoro Petroleum Corp.*	2,300	73,278
Vintage Petroleum, Inc.	3,500	79,415
Whiting Petroleum Corp.*	2,900	87,725
		5,209,491
Financials 11.6%
Banks 4.9%
AmSouth Bancorp.	12,800	331,520
Bank of America Corp.	34,800	1,635,252
Banner Corp.	2,900	90,451
BB&T Corp.	9,000	378,450
CVB Financial Corp.	3,900	103,584
Fidelity Bancshares, Inc.	600	25,656
First BanCorp.	1,800	114,318
First Community Bancorp.	200	8,540
FirstFed Financial Corp.*	2,000	103,740
Frontier Financial Corp.	300	11,583
Hanmi Financial Corp.	2,300	82,662
Harbor Florida Bancshares, Inc.	2,300	79,603
Integra Bank Corp.	400	9,244
National City Corp.	10,800	405,540
PNC Financial Services Group	14,300	821,392
Provident Bankshares Corp.	600	21,822
Republic Bancorp., Inc.	6,700	102,376
Silicon Valley Bancshares*	2,300	103,086
Sterling Bancshares, Inc.	4,500	64,215
Sterling Financial Corp.*	2,500	98,150
SunTrust Banks, Inc.	5,400	398,952
TierOne Corp.	1,600	39,760
Trustmark Corp.	1,200	37,284
US Bancorp.	17,800	557,496
Wachovia Corp.	12,900	678,540
WesBanco, Inc.	1,400	44,758
Westamerica Bancorp.	400	23,324
		6,371,298
Capital Markets 1.3%
Bear Stearns Companies, Inc.	4,300	439,933
Goldman Sachs Group, Inc.	1,600	166,464
Investment Technology Group, Inc.*	3,500	70,000
Lehman Brothers Holdings, Inc.	2,100	183,708
Merrill Lynch & Co., Inc.	9,300	555,861
Morgan Stanley	5,600	310,912
		1,726,878
Consumer Finance 0.6%
American Express Co.	12,800	721,536
	Shares	Value ($)

Diversified Financial Services 2.8%
Accredited Home Lenders Holding Co.*	1,600	79,488
Citigroup, Inc.	36,733	1,769,796
Fannie Mae	6,500	462,865
Freddie Mac	6,100	449,570
JPMorgan Chase & Co.	23,800	928,438
		3,690,157
Insurance 1.3%
AFLAC, Inc.	7,900	314,736
Allstate Corp.	9,800	506,856
American International Group, Inc.	11,310	742,728
Commerce Group, Inc.	1,000	61,040
LandAmerica Financial Group, Inc.	400	21,572
Navigators Group, Inc.*	900	27,099
Zenith National Insurance Corp.	1,300	64,792
		1,738,823
Real Estate 0.7%
American Financial Realty Trust (REIT)	3,000	48,540
Amli Residential Properties Trust (REIT)	1,100	35,200
CarrrAmerica Realty Corp. (REIT)	1,400	46,200
Colonial Properties Trust (REIT)	100	3,927
Commercial Net Lease Realty (REIT)	1,900	39,140
Corporate Office Properties Trust, Inc. (REIT)	1,300	38,155
Cousins Properties, Inc. (REIT)	1,100	33,297
EastGroup Properties, Inc. (REIT)	400	15,328
Essex Property Trust, Inc. (REIT)	600	50,280
FelCor Lodging Trust, Inc. (REIT)*	2,700	39,555
Gables Residential Trust (REIT)	1,000	35,790
Glenborough Realty Trust, Inc. (REIT)	400	8,512
Glimcher Realty Trust (REIT)	600	16,626
Healthcare Realty Trust, Inc. (REIT)	1,200	48,840
Heritage Property Investment Trust (REIT)	1,100	35,299
Highwoods Properties, Inc. (REIT)	1,600	44,320
Kilroy Realty Corp. (REIT)	600	25,650
Lexington Corporate Properties Trust (REIT)	1,700	38,386
Nationwide Health Properties, Inc. (REIT)	1,900	45,125
Newcastle Investment Corp. (REIT)	1,200	38,136
Novastar Financial, Inc. (REIT)	600	29,700
Parkway Properties, Inc. (REIT)	500	25,375
Senior Housing Properties Trust (REIT)	2,000	37,880
Sun Communities, Inc. (REIT)	800	32,200
Trammell Crow Co.*	1,900	34,409
Washington Real Estate Investment Trust (REIT)	1,300	44,031
		889,901
Health Care 9.8%
Biotechnology 1.4%
Amgen, Inc.*	2,800	179,620
Biogen Idec, Inc.*	4,900	326,389
deCODE genetics, Inc.*	800	6,248
Enzon Pharmaceuticals, Inc.*	4,000	54,880
	Shares	Value ($)

Genentech, Inc.*	14,000	762,160
Gilead Sciences, Inc.*	12,400	433,876
Regeneron Pharmaceuticals, Inc.*	4,300	39,603
Third Wave Technologies*	4,900	42,140
		1,844,916
Health Care Equipment & Supplies 2.4%
Align Technology, Inc.*	3,900	41,925
Baxter International, Inc.	31,000	1,070,740
Biosite, Inc.*	1,000	61,540
Boston Scientific Corp.*	8,800	312,840
C.R. Bard, Inc.	3,500	223,930
Haemonetics Corp.*	2,300	83,283
Hospira, Inc.*	1,320	44,220
Medtronic, Inc.	8,900	442,063
Palomar Medical Technologies, Inc.*	800	20,856
PolyMedica Corp.	1,700	63,393
VISX, Inc.*	715	18,497
Waters Corp.*	3,600	168,444
Zimmer Holdings, Inc.*	7,200	576,864
		3,128,595
Health Care Providers & Services 1.2%
Amedisys, Inc., "L"*	2,100	68,019
Centene Corp.*	2,800	79,380
Cerner Corp.*	1,300	69,121
Chemed Corp.	1,200	80,532
IDX Systems Corp.*	2,000	68,920
Lifeline Systems, Inc.*	800	20,608
MedCath Corp.*	3,000	73,920
Merge Technologies, Inc.*	2,400	53,400
Option Care, Inc.	3,300	56,727
PDI, Inc.*	1,500	33,420
RehabCare Group, Inc.*	1,000	27,990
Res-Care, Inc.*	4,100	62,402
SFBC International, Inc.*	1,600	63,200
UnitedHealth Group, Inc.	9,400	827,482
		1,585,121
Pharmaceuticals 4.7%
Abbott Laboratories	25,800	1,203,570
Alpharma, Inc., "A"	3,400	57,630
Bristol-Myers Squibb Co.	32,300	827,526
Connetics Corp.*	2,600	63,154
Eli Lilly & Co.	4,100	232,675
First Horizon Pharmaceutical Corp.*	1,600	36,624
Johnson & Johnson	25,616	1,624,567
Kos Pharmaceuticals, Inc.*	1,100	41,404
Noven Pharmaceuticals, Inc.*	2,500	42,650
Perrigo Co.	4,100	70,807
Pfizer, Inc.	45,150	1,214,083
Pharmion Corp.*	600	25,326
POZEN, Inc.*	4,900	35,623
Rigel Pharmaceuticals, Inc.*	900	21,978
United Therapeutics Corp.*	1,400	63,210
Valeant Pharmaceuticals International	2,700	71,145
Wyeth	13,100	557,929
		6,189,901
	Shares	Value ($)

Industrials 6.7%
Aerospace & Defense 1.2%
HEICO Corp.	3,400	76,806
Honeywell International, Inc.	23,500	832,135
United Technologies Corp.	6,800	702,780
		1,611,721
Air Freight & Logistics 0.3%
FedEx Corp.	4,500	443,205
Airlines 0.1%
America West Holdings Corp., "B"*	7,800	51,324
Frontier Airlines, Inc.*	3,800	43,358
		94,682
Commercial Services & Supplies 1.2%
Avery Dennison Corp.	7,700	461,769
Brady Corp. "A"	1,500	93,855
Coinstar, Inc.*	2,400	64,392
Duratek, Inc.*	3,000	74,730
Euronet Worldwide, Inc.*	2,200	57,244
Heidrick & Struggles International, Inc.*	800	27,416
Navigant Consulting, Inc.*	2,700	71,820
NCO Group, Inc.*	2,700	69,795
NuCo2, Inc.*	3,000	66,570
Pitney Bowes, Inc.	9,700	448,916
Stewart Enterprises, Inc. "A"*	8,300	58,017
TeleTech Holdings, Inc.*	5,100	49,419
Ventiv Health, Inc.*	2,000	40,640
		1,584,583
Construction & Engineering 0.1%
Dycom Industries, Inc.*	2,500	76,300
Perini Corp.*	4,000	66,760
		143,060
Electrical Equipment 0.5%
Artesyn Technologies, Inc.*	4,600	51,980
Emerson Electric Co.	7,600	532,760
		584,740
Industrial Conglomerates 2.5%
3M Co.	3,500	287,245
General Electric Co.	65,600	2,394,400
Textron, Inc.	8,000	590,400
		3,272,045
Machinery 0.5%
Actuant Corp. "A"*	700	36,505
Astec Industries, Inc.*	3,500	60,235
Caterpillar, Inc.	2,000	195,020
Kennametal, Inc.	2,100	104,517
Sauer-Danfoss, Inc.	2,500	54,525
Terex Corp.*	2,000	95,300
The Manitowoc Co., Inc.	2,100	79,065
Wabash National Corp.*	2,300	61,939
		687,106
Marine 0.1%
Kirby Corp.*	2,300	102,074
	Shares	Value ($)

Road & Rail 0.1%
Knight Transportation, Inc.	3,300	81,840
Old Dominion Freight Line, Inc.*	1,800	62,640
		144,480
Trading Companies & Distributors 0.1%
United Rentals, Inc.*	3,200	60,480
WESCO International, Inc.*	2,100	62,244
		122,724
Information Technology 11.0%
Communications Equipment 1.3%
Aspect Communications Corp.*	3,200	35,648
Belden CDT, Inc.	1,800	41,760
Cisco Systems, Inc.*	28,800	555,840
CommScope, Inc.*	2,200	41,580
Ditech Communications Corp.*	900	13,455
Nokia Oyj, (ADR)	36,200	567,254
QUALCOMM, Inc.	11,800	500,320
		1,755,857
Computers & Peripherals 2.3%
Dell, Inc.*	7,000	294,980
EMC Corp.*	41,200	612,644
Hewlett-Packard Co.	27,700	580,869
Intergraph Corp.*	2,200	59,246
International Business Machines Corp.	13,500	1,330,830
PalmOne, Inc.*	1,300	41,015
Tyler Technologies, Inc.*	2,900	24,244
		2,943,828
Electronic Equipment & Instruments 0.3%
Agilysys, Inc.	3,100	53,134
BEI Technologies, Inc.	1,800	55,584
LeCroy Corp.*	2,900	67,686
Rofin-Sinar Technologies, Inc.*	1,700	72,165
X-Rite, Inc.	4,600	73,646
		322,215
Internet Software & Services 0.2%
Digital River, Inc.*	1,100	45,771
DoubleClick, Inc.*	4,800	37,344
EarthLink, Inc.*	3,500	40,320
eSPEED, Inc. "A"*	2,900	35,873
F5 Networks, Inc.*	1,000	48,720
InfoSpace, Inc.*	800	38,040
Openwave Systems, Inc.*	2,700	41,742
		287,810
IT Consulting & Services 1.2%
Accenture Ltd., "A"*	11,600	313,200
Automatic Data Processing, Inc.	14,200	629,770
CSG Systems International, Inc.*	3,200	59,840
Fiserv, Inc.*	10,800	434,052
Paychex, Inc.	4,400	149,952
Sapient Corp.*	3,700	29,267
		1,616,081
Office Electronics 0.0%
CompX International, Inc.	300	4,959
	Shares	Value ($)

Semiconductors & Semiconductor Equipment 2.7%
ADE Corp.*	2,000	37,440
Applied Materials, Inc.*	28,600	489,060
Diodes, Inc.*	2,200	49,786
Integrated Device Technology, Inc.*	4,500	52,020
Intel Corp.	64,200	1,501,638
Kulicke & Soffa Industries, Inc.*	4,200	36,204
Linear Technology Corp.	9,600	372,096
Micrel, Inc.*	4,100	45,182
Microsemi Corp.*	3,200	55,552
OmniVision Technologies, Inc.*	2,400	44,040
Photronics, Inc.*	2,600	42,900
Silicon Image, Inc.*	3,000	49,380
Siliconix, Inc.*	1,100	40,139
Standard Microsystems Corp.*	2,300	41,009
Texas Instruments, Inc.	28,100	691,822
		3,548,268
Software 3.0%
Adobe Systems, Inc.	1,700	106,658
Ansoft Corp.*	2,700	54,540
Aspen Technology, Inc.*	1,200	7,452
Borland Software Corp.*	1,300	15,184
Electronic Arts, Inc.*	8,100	499,608
Embarcadero Technologies, Inc.*	4,900	46,109
Epicor Software Corp.*	3,600	50,724
EPIQ Systems, Inc.*	3,600	52,704
Internet Security Systems, Inc.*	1,600	37,200
Interwoven, Inc.*	2,100	22,848
Intuit, Inc.*	4,800	211,248
Kronos, Inc.*	1,500	76,695
Macrovision Corp.*	2,400	61,728
Microsoft Corp.	73,400	1,960,514
Oracle Corp.*	20,300	278,516
SeaChange International, Inc.*	2,400	41,856
Sonic Solutions*	1,300	29,172
SS&C Technologies, Inc.	2,200	45,430
Symantec Corp.*	11,400	293,664
		3,891,850
Materials 2.5%
Chemicals 1.2%
Air Products & Chemicals, Inc.	9,600	556,512
Compass Minerals International, Inc.	3,300	79,959
Dow Chemical Co.	5,800	287,158
Ecolab, Inc.	8,100	284,553
FMC Corp.*	2,000	96,600
Georgia Gulf Corp.	1,800	89,640
Octel Corp.	3,200	66,592
Terra Industries, Inc.*	6,700	59,496
W.R. Grace & Co.*	3,600	48,996
		1,569,506
Containers & Packaging 0.5%
Crown Holdings, Inc.*	2,800	38,472
Silgan Holdings, Inc.	1,300	79,248
Sonoco Products Co.	15,900	471,435
		589,155
	Shares	Value ($)

Metals & Mining 0.7%
Alcoa, Inc.	19,000	596,980
Century Aluminum Co.*	2,400	63,024
Hecla Mining Co.*	6,800	39,644
Oregon Steel Mills, Inc.*	3,200	64,928
Quanex Corp.	1,400	95,998
Steel Dynamics, Inc.	1,600	60,608
		921,182
Paper & Forest Products 0.1%
Potlatch Corp.	2,200	111,276
Telecommunication Services 0.5%
Diversified Telecommunication Services 0.4%
CT Communications, Inc.	2,400	29,520
General Communication, Inc. "A"*	5,000	55,200
PTEK Holdings, Inc.*	4,700	50,337
SBC Communications, Inc.	12,200	314,394
Verizon Communications, Inc.	2,900	117,479
		566,930
Wireless Telecommunication Services 0.1%
Alamosa Holdings, Inc.*	2,900	36,163
Centennial Communications Corp.*	5,200	41,236
		77,399
Utilities 0.4%
Electric Utilities 0.3%
PNM Resources, Inc.	4,000	101,160
Progress Energy, Inc.	5,800	262,392
		363,552
Multi-Utilities 0.1%
Energen Corp.	2,100	123,795
Total Common Stocks (Cost $64,369,289)		78,024,942

Preferred Stocks 0.2%
Farm Credit Bank of Texas, Series 1, 7.561%	165,000	169,744
Paxson Communications Corp., 14.25%, (PIK)	5	36,750
Total Preferred Stocks (Cost $202,813)		206,494
Principal Amount ($) (h)		Value ($)

Corporate Bonds 11.1%
Consumer Discretionary 1.9%
AMC Entertainment, Inc., 8.0%, 3/1/2014	30,000	29,850
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	35,000	35,394
Atlantic Broadband Finance LLC, 144A, 9.375%, 1/15/2014	35,000	33,863
Auburn Hills Trust, 12.375%, 5/1/2020	48,000	75,286
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011	30,000	30,225
Cablevision Systems New York Group, 144A, 6.669%**, 4/1/2009	20,000	21,200
Principal Amount ($) (h)		Value ($)

Carrols Corp., 144A, 9.0%, 1/15/2013	10,000	10,350
Charter Communications Holdings LLC, Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011	75,000	55,125
9.625%, 11/15/2009	65,000	57,037
10.25%, 9/15/2010	100,000	106,000
Comcast Cable Communications Holdings, Inc., 8.375%, 3/15/2013	100,000	123,310
Comcast MO of Delaware, Inc., 9.0%, 9/1/2008	150,000	175,219
Cooper Standard Automotive, Inc., 144A, 8.375%, 12/15/2014	15,000	14,963
Dex Media East LLC/Financial, 12.125%, 11/15/2012	115,000	140,156
DIMON, Inc., Series B, 9.625%, 10/15/2011	60,000	65,700
Dura Operating Corp.:
Series B, 8.625%, 4/15/2012	10,000	10,400
Series D, 9.0%, 5/1/2009	15,000	14,850
EchoStar DBS Corp., 144A, 6.625%, 10/1/2014	25,000	25,313
Foot Locker, Inc., 8.5%, 1/15/2022	15,000	16,500
Friendly Ice Cream Corp., 8.375%, 6/15/2012	45,000	44,156
General Motors Corp.:
8.25%, 7/15/2023	30,000	31,250
8.375%, 7/15/2033	15,000	15,541
Icon Health & Fitness, Inc., 11.25%, 4/1/2012	30,000	25,200
Interep National Radio Sales, Inc., Series B, 10.0%, 7/1/2008	25,000	18,844
J Crew Intermediate LLC, Step-up Coupon, 0% to 11/15/2005, 16.0% to 5/15/2008	6,461	6,137
Jacobs Entertainment Co., 11.875%, 2/1/2009	60,000	67,800
Levi Strauss & Co., 7.0%, 11/1/2006	25,000	26,250
Mediacom LLC, 9.5%, 1/15/2013	60,000	60,225
MGM MIRAGE:
8.375%, 2/1/2011	55,000	62,012
9.75% , 6/1/2007	10,000	11,100
Mothers Work, Inc., 11.25%, 8/1/2010	15,000	14,550
NCL Corp., 144A, 10.625%, 7/15/2014	40,000	40,000
Paxson Communications Corp., 10.75%, 7/15/2008	25,000	26,250
PEI Holding, Inc., 11.0%, 3/15/2010	35,000	40,775
Petro Stopping Centers, 9.0%, 2/15/2012	50,000	52,875
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	10,000	10,825
PRIMEDIA, Inc.:
7.665%**, 5/15/2010	45,000	47,700
8.875%, 5/15/2011	30,000	31,725
Restaurant Co., 11.25%, 5/15/2008	37,640	38,110
Schuler Homes, Inc., 10.5%, 7/15/2011	35,000	39,813
Simmons Bedding Co., 144A, Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	35,000	21,350
Sinclair Broadcast Group, Inc., 8.75%, 12/15/2011	115,000	125,206
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	45,000	47,981
Toys "R" Us, Inc., 7.375%, 10/15/2018	85,000	78,625
Principal Amount ($) (h)		Value ($)

True Temper Sports, Inc., 8.375%, 9/15/2011	20,000	18,600
Trump Holdings & Funding, 11.625%, 3/15/2010*	25,000	27,063
TRW Automotive, Inc., 11.0%, 2/15/2013	40,000	48,200
United Auto Group, Inc., 9.625%, 3/15/2012	30,000	33,150
Venetian Casino Resort LLC, 11.0%, 6/15/2010	30,000	34,238
VICORP Restaurants, Inc., 10.5%, 4/15/2011	20,000	20,100
Visteon Corp., 7.0%, 3/10/2014	60,000	57,300
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	25,000	26,625
Williams Scotsman, Inc., 9.875%, 6/1/2007	55,000	55,000
Worldspan LP/WS Finance Corp., 9.625%, 6/15/2011	25,000	24,875
Wynn Las Vegas LLC, 144A, 6.625%, 12/1/2014	65,000	64,350
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14.0% to 12/31/2009	35,000	35,700
Young Broadcasting, Inc., 8.75%, 1/15/2014	40,000	40,300
		2,510,542
Consumer Staples 0.2%
Church & Dwight Co., Inc., 144A, 6.0%, 12/15/2012	15,000	15,263
Duane Reade, Inc.:
144A, 7.01%**, 12/15/2010	15,000	15,225
144A, 9.75%, 8/1/2011	35,000	31,850
North Atlantic Holding, Inc., Step-up Coupon, 0% to 3/1/2008, 12.25% to 3/1/2014	15,000	6,150
Pinnacle Foods Holding Corp., 144A, 8.25%, 12/1/2013	45,000	42,862
Revlon Consumer Products Corp., 9.0%, 11/1/2006	30,000	29,700
Standard Commercial Corp., 8.0%, 4/15/2012	15,000	15,413
Swift & Co., 12.5%, 1/1/2010	30,000	33,900
		190,363
Energy 0.8%
CenterPoint Energy Resources Corp., Series B, 7.875%, 4/1/2013	120,000	142,631
Chesapeake Energy Corp.:
6.875%, 1/15/2016	15,000	15,713
9.0%, 8/15/2012	35,000	39,987
CITGO Petroleum Corp., 144A, 6.0%, 10/15/2011	10,000	9,950
Dynegy Holdings, Inc.:
6.875%, 4/1/2011	10,000	9,625
7.125%, 5/15/2018	35,000	31,194
7.625%, 10/15/2026	10,000	8,687
144A, 9.875%, 7/15/2010	40,000	44,700
Edison Mission Energy, 7.73%, 6/15/2009	100,000	107,500
El Paso Production Holding Corp., 7.75%, 6/1/2013	35,000	36,663
Enterprise Products Operating LP, 7.5%, 2/1/2011	164,000	185,942
Principal Amount ($) (h)		Value ($)

Mission Resources Corp., 9.875%, 4/1/2011	30,000	32,025
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	40,000	40,600
Pemex Project Funding Master Trust, 144A, 3.79%**, 6/15/2010	165,000	169,290
Southern Natural Gas, 8.875%, 3/15/2010	15,000	16,800
Stone Energy Corp.:
144A, 6.75%, 12/15/2014	20,000	19,950
8.25%, 12/15/2011	45,000	48,600
Williams Cos., Inc.:
8.125%, 3/15/2012	45,000	51,975
8.75%, 3/15/2032	20,000	22,975
		1,034,807
Financials 3.5%
AAC Group Holding Corp., 144A, Step-up Coupon, 0% to 10/1/2008, 10.25% to 10/1/2012	30,000	20,175
Affinia Group, Inc., 144A, 9.0%, 11/30/2014	50,000	52,125
American General Institutional Capital, 144A, 8.125%, 3/15/2046	230,000	301,028
AmeriCredit Corp., 9.25%, 5/1/2009	10,000	10,725
BF Saul Real Estate Investment Trust, 7.5%, 3/1/2014	10,000	10,300
Dow Jones CDX:
144A, Series 3-1, 7.75%, 12/29/2009	410,000	421,531
144A, Series 3-3, 8.0%, 12/29/2009	850,000	871,781
E*TRADE Financial Corp., 144A, 8.0%, 6/15/2011	50,000	53,750
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	50,000	58,978
FINOVA Group, Inc., 7.5%, 11/15/2009	281,050	137,714
Ford Motor Credit Co.:
5.8%, 1/12/2009	197,000	201,362
6.875%, 2/1/2006	160,000	164,832
General Motors Acceptance Corp., 6.75%, 1/15/2006	930,000	954,068
Goldman Sachs Group, Inc., 4.75%, 7/15/2013	155,000	153,378
JPMorgan Chase & Co., 5.125%, 9/15/2014	115,000	115,754
LNR Property Corp., 7.625%, 7/15/2013	15,000	17,025
Poster Financial Group, Inc., 8.75%, 12/1/2011	35,000	35,962
PXRE Capital Trust I, 8.85%, 2/1/2027	30,000	30,000
Qwest Capital Funding, Inc., 6.5%, 11/15/2018	30,000	24,900
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	15,000	17,813
Radnor Holdings Corp., 11.0%, 3/15/2010	20,000	17,150
RAM Holdings Ltd., 144A, 6.875%, 4/1/2024	345,000	338,821
Republic New York Corp., 5.875%, 10/15/2008	195,000	207,554
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	35,000	30,713
UGS Corp., 144A, 10.0%, 6/1/2012	25,000	28,438
Principal Amount ($) (h)		Value ($)

Universal City Development, 11.75%, 4/1/2010	20,000	23,625
Universal City Florida Holding Co., 144A, 7.2%**, 5/1/2010	15,000	15,600
Venoco, Inc., 144A, 8.75%, 12/15/2011	15,000	15,450
Wells Fargo & Co., 4.2%, 1/15/2010	236,000	236,959
		4,567,511
Health Care 0.2%
AmeriPath, Inc., 10.5%, 4/1/2013	20,000	21,250
Cinacalcet Royalty Subordinated LLC, 8.0%, 3/30/2017	30,000	30,150
Curative Health Services, Inc., 10.75%, 5/1/2011	20,000	17,900
Encore Medical Corp., 144A, 9.75%, 10/1/2012	20,000	20,200
Hanger Orthopedic Group, Inc., 10.375%, 2/15/2009	30,000	30,975
HEALTHSOUTH Corp., 10.75%, 10/1/2008	45,000	47,475
IDI Acquisition Corp., 144A, 10.75%, 12/15/2011	10,000	10,250
InSight Health Services Corp., Series B, 9.875%, 11/1/2011	20,000	20,200
Interactive Health LLC, 144A, 7.25%, 4/1/2011	20,000	17,400
Tenet Healthcare Corp., 6.375%, 12/1/2011	110,000	102,025
		317,825
Industrials 1.1%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	30,000	32,850
Allied Security Escrow Corp., 144A, 11.375%, 7/15/2011	25,000	26,125
Allied Waste North America, Inc., Series B, 5.75%, 2/15/2011	120,000	112,800
AMI Semiconductor, Inc., 10.75%, 2/1/2013	10,000	11,750
Avondale Mills, Inc., 144A, 9.00%, 7/1/2012	10,000	9,000
BAE System 2001 Asset Trust, "B", Series 2001, 144A, 7.156%, 12/15/2011	194,549	211,170
Browning-Ferris Industries, 7.4%, 9/15/2035	15,000	13,125
Cenveo Corp., 7.875%, 12/1/2013	35,000	32,550
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	55,000	59,125
Collins & Aikman Products, 10.75%, 12/31/2011	35,000	35,700
Continental Airlines, Inc., "B", 8.0%, 12/15/2005	25,000	24,375
Cornell Companies, Inc., 10.75%, 7/1/2012	40,000	42,750
Corrections Corp. of America, 9.875%, 5/1/2009	30,000	33,300
Dana Corp., 7.0%, 3/1/2029	40,000	39,900
Eagle-Picher Industries, Inc., 9.75%, 9/1/2013	10,000	10,000
Erico International Corp., 8.875%, 3/1/2012	25,000	26,250
Evergreen International Aviation, Inc., 12.0%, 5/15/2010	10,000	7,575
Goodman Global Holding Co., Inc., 144A, 7.875%, 12/15/2012	40,000	39,600
Principal Amount ($) (h)		Value ($)

Interface, Inc., 10.375%, 2/1/2010	10,000	11,500
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	45,000	50,850
Kansas City Southern, 7.5%, 6/15/2009	95,000	99,750
Kinetek, Inc., Series D, 10.75%, 11/15/2006	55,000	53,762
Laidlaw International, Inc., 10.75%, 6/15/2011	10,000	11,675
Millennium America, Inc.:
7.625%, 11/15/2026	55,000	54,175
9.25%, 6/15/2008	40,000	45,500
Remington Arms Co., Inc., 10.5%, 2/1/2011	25,000	24,125
Securus Technologies, Inc., 144A, 11.0%, 9/1/2011	30,000	30,000
Ship Finance International Ltd., 8.5%, 12/15/2013	35,000	36,050
SPX Corp.:
6.25%, 6/15/2011	15,000	15,825
7.5%, 1/1/2013	40,000	43,400
Technical Olympic USA, Inc., 10.375%, 7/1/2012	30,000	33,600
Texas Genco LLC, 144A, 6.875%, 12/15/2014	35,000	36,181
United Rentals North America, Inc.:
6.5%, 2/15/2012	30,000	29,250
7.0%, 2/15/2014	25,000	23,375
7.75%, 11/15/2013	15,000	14,700
		1,381,663
Information Technology 0.1%
Activant Solutions, Inc., 10.5%, 6/15/2011	30,000	32,250
Itron, Inc., 144A, 7.75%, 5/15/2012	20,000	20,350
Lucent Technologies, Inc., 6.45%, 3/15/2029	85,000	76,925
Spheris, Inc., 144A, 11.0%, 12/15/2012	15,000	15,375
		144,900
Materials 0.9%
Aqua Chemical, Inc., 11.25%, 7/1/2008	30,000	24,000
ARCO Chemical Co., 9.8%, 2/1/2020	145,000	165,300
Associated Materials, Inc., Step-up Coupon, 0% to 3/01/2009, 11.25% to 3/01/2014	80,000	57,600
Caraustar Industries, Inc., 9.875%, 4/1/2011	30,000	32,550
Constar International, Inc., 11.0%, 12/1/2012	35,000	36,313
Dayton Superior Corp.:
10.75%, 9/15/2008	30,000	32,100
13.0%, 6/15/2009	70,000	72,800
Georgia-Pacific Corp.:
8.0%, 1/15/2024	75,000	87,000
9.375%, 2/1/2013	35,000	40,775
Hercules, Inc.:
6.75%, 10/15/2029	25,000	25,812
11.125%, 11/15/2007	15,000	17,850
Huntsman International LLC, 144A, 7.375%, 1/1/2015	15,000	15,038
Huntsman LLC, 11.625%, 10/15/2010	40,000	47,300
Principal Amount ($) (h)		Value ($)

Intermet Corp., 9.75%, 6/15/2009*	10,000	4,900
International Steel Group, Inc., 6.5%, 4/15/2014	60,000	64,350
MMI Products, Inc., Series B, 11.25%, 4/15/2007	25,000	25,375
Neenah Corp., 144A, 11.0%, 9/30/2010	50,000	55,250
Omnova Solutions, Inc., 11.25%, 6/1/2010	40,000	45,000
Owens-Brockway Glass Container, 8.25%, 5/15/2013	10,000	11,000
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010*	10,000	6,300
Pliant Corp., 11.125%, 9/1/2009	35,000	38,150
Portola Packaging, Inc., 8.25%, 2/1/2012	25,000	19,750
Rockwood Specialties Group, Inc., 144A, 7.625%, 11/15/2014 EUR	50,000	69,916
Sheffield Steel Corp., 144A, 11.375%, 8/15/2011	20,000	20,600
TriMas Corp., 9.875%, 6/15/2012	75,000	79,500
United States Steel LLC:
9.75%, 5/15/2010	10,000	11,400
10.75%, 8/1/2008	30,000	35,325
		1,141,254
Telecommunication Services 1.2%
American Cellular Corp., Series B, 10.0%, 8/1/2011	100,000	85,750
American Tower Corp., 144A, 7.125%, 10/15/2012	15,000	15,338
AT&T Corp.:
9.05%, 11/15/2011	35,000	40,294
9.75%, 11/15/2031	35,000	41,781
Bell Atlantic New Jersey, Inc., Series A, 5.875%, 1/17/2012	170,000	180,619
BellSouth Corp., 5.2%, 9/15/2014	125,000	127,403
Cincinnati Bell, Inc., 8.375%, 1/15/2014	120,000	121,500
Dobson Communications Corp., 8.875%, 10/1/2013	35,000	24,588
GCI, Inc., 7.25%, 2/15/2014	25,000	25,000
LCI International, Inc., 7.25%, 6/15/2007	45,000	43,762
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011	20,000	18,100
MCI, Inc., 8.735%, 5/1/2014	115,000	123,625
Nextel Communications, Inc., 5.95%, 3/15/2014	20,000	20,700
Nextel Partners, Inc., 8.125%, 7/1/2011	25,000	27,750
PanAmSat Corp., 144A, 9.0%, 8/15/2014	65,000	72,556
Qwest Corp., 7.25%, 9/15/2025	135,000	131,287
Qwest Services Corp.:
144A, 13.5%, 12/15/2010	15,000	18,037
144A, 14.0%, 12/15/2014	85,000	107,525
Rural Cellular Corp., 9.875%, 2/1/2010	25,000	25,438
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	10,000	8,425
SBC Communications, Inc., 4.125%, 9/15/2009	265,000	264,516
Triton PCS, Inc., 8.5%, 6/1/2013	10,000	9,650
Principal Amount ($) (h)		Value ($)

Ubiquitel Operating Co., 9.875%, 3/1/2011	10,000	11,225
US Unwired, Inc., Series B, 10.0%, 6/15/2012	35,000	39,463
Western Wireless Corp., 9.25%, 7/15/2013	10,000	10,875
		1,595,207
Utilities 1.2%
Calpine Corp.:
8.25%, 8/15/2005 (d)	27,000	27,270
144A, 8.5%, 7/15/2010	45,000	38,587
Consumers Energy Co., Series F, 4.0%, 5/15/2010	345,000	338,862
Dayton Power & Light Co., 144A, 5.125%, 10/1/2013	180,000	183,903
DPL, Inc., 6.875%, 9/1/2011	60,000	65,528
Midwest Generation LLC, 8.75%, 5/1/2034	15,000	17,025
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	105,000	114,450
Pedernales Electric Cooperative, Series 02-A, 144A, 6.202%, 11/15/2032	210,000	225,935
Progress Energy, Inc., 6.75%, 3/1/2006	220,000	228,284
PSE&G Energy Holdings LLC:
8.5%, 6/15/2011	30,000	34,238
10.0%, 10/1/2009	35,000	41,387
Xcel Energy, Inc., 7.0%, 12/1/2010	245,000	276,171
		1,591,640
Total Corporate Bonds (Cost $14,342,213)		14,475,712

Foreign Bonds — US$ Denominated 5.2%
Consumer Discretionary 0.2%
Advertising Directory Solutions, Inc., 144A, 9.25%, 11/15/2012	20,000	21,000
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	50,000	56,500
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	45,000	51,750
Shaw Communications, Inc., 8.25%, 4/11/2010	100,000	113,750
Vicap SA, 11.375%, 5/15/2007	10,000	10,125
Vitro Envases Norteamerica SA, 144A, 10.75%, 7/23/2011	15,000	15,563
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013	35,000	33,862
		302,550
Consumer Staples 0.0%
Burns Philip Capital Property, Ltd., 10.75%, 2/15/2011	30,000	33,750
Grupo Cosan SA, 144A, 9.0%, 11/1/2009	10,000	10,450
		44,200
Energy 0.3%
Gazprom OAO, 144A, 9.625%, 3/1/2013	100,000	118,000
Luscar Coal Ltd., 9.75%, 10/15/2011	10,000	11,350
Petroleos Mexicanos, Series P, 9.5%, 9/15/2027	90,000	113,400
Principal Amount ($) (h)		Value ($)

Petroleum Geo-Services ASA, 10.0%, 11/5/2010	125,000	142,500
Secunda International Ltd., 144A, 9.76%**, 9/1/2012	30,000	29,400
		414,650
Financials 1.4%
Deutsche Telekom International Finance BV:
8.5%, 6/15/2010	50,000	59,569
8.75%, 6/15/2030	239,000	315,589
Eircom Funding, 8.25%, 8/15/2013	30,000	33,150
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	230,000	230,671
Mizuho Financial Group, 8.375%, 12/29/2049	350,000	383,565
New ASAT (Finance) Ltd., 144A, 9.25%, 2/1/2011	35,000	31,763
QBE Insurance Group Ltd., 144A, 5.647%, 7/1/2023	250,000	245,544
Westfield Capital Corp.:
144A, 4.375%, 11/15/2010	40,000	39,562
144A, 5.125%, 11/15/2014	460,000	457,790
		1,797,203
Health Care 0.0%
Biovail Corp., 7.875%, 4/1/2010	20,000	20,700
Elan Financial PLC, 144A, 7.75%, 11/15/2011	10,000	10,650
		31,350
Industrials 0.3%
CP Ships Ltd., 10.375%, 7/15/2012	35,000	40,381
Grupo Transportacion Ferroviaria Mexicana SA de CV:
10.25%, 6/15/2007	25,000	26,625
12.5%, 6/15/2012	15,000	17,512
LeGrand SA, 8.5%, 2/15/2025	20,000	23,600
Stena AB:
144A, 7.0%, 12/1/2016	10,000	9,900
9.625%, 12/1/2012	20,000	22,600
Tyco International Group SA:
6.875%, 1/15/2029	101,000	115,697
7.0%, 6/15/2028	69,000	80,222
		336,537
Information Technology 0.1%
Flextronics International Ltd., 144A, 6.25%, 11/15/2014	40,000	39,600
Magnachip Semiconductor SA:
144A, 6.875%, 12/15/2011	15,000	15,450
144A, 8.0%, 12/15/2014	15,000	15,638
		70,688
Materials 1.5%
Alrosa Finance SA, 144A, 8.875%, 11/17/2014	20,000	20,550
Avecia Group PLC, 11.0%, 7/1/2009	80,000	82,400
Cascades, Inc., 7.25%, 2/15/2013	45,000	47,700
Celulosa Arauco y Constitucion SA, 7.75%, 9/13/2011	440,000	510,279
Crown Euro Holdings SA, 10.875%, 3/1/2013	25,000	29,562
Principal Amount ($) (h)		Value ($)

ISPAT Inland ULC, 9.75%, 4/1/2014	29,000	35,815
Rhodia SA, 8.875%, 6/1/2011	30,000	30,225
Sappi Papier Holding AG, 144A, 6.75%, 6/15/2012	485,000	538,888
Sino-Forest Corp., 144A, 9.125%, 8/17/2011	20,000	21,850
Sociedad Concesionaria Autopista Central, 144A, 6.223%, 12/15/2026	435,000	456,472
Tembec Industries, Inc., 8.5%, 2/1/2011	130,000	130,650
		1,904,391
Sovereign Bonds 0.9%
Dominican Republic, 9.04%, 1/23/2013	20,000	16,750
Federative Republic of Brazil:
8.875%, 10/14/2019	40,000	42,160
9.25%, 10/22/2010	60,000	67,080
11.0%, 8/17/2040	60,000	71,190
Republic of Argentina:
Series BGLO, 8.375%, 12/20/2049*	110,000	35,750
11.75%, 4/7/2009*	120,000	40,800
11.75%, 6/15/2015*	105,000	35,437
Republic of Bulgaria, 8.25%, 1/15/2015	60,000	75,444
Republic of Colombia:
10.75%, 1/15/2013	10,000	11,950
11.75%, 2/25/2020	10,000	12,850
Republic of Ecuador, Step-up Coupon 8.0% to 8/15/2005, 9.0% to 8/15/2006, 10.0% to 8/15/2030	40,000	34,500
Republic of Philippines, 9.375%, 1/18/2017	50,000	51,938
Republic of Turkey:
7.25%, 3/15/2015	45,000	46,237
11.75%, 6/15/2010	50,000	62,750
11.875%, 1/15/2030	60,000	86,400
Republic of Venezuela:
9.25%, 9/15/2027	30,000	31,650
10.75%, 9/19/2013	40,000	47,900
Russian Federation, Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	80,000	82,752
11.0%, 7/24/2018	90,000	125,838
United Mexican States:
Series A, 6.75%, 9/27/2034	80,000	79,000
8.125%, 12/30/2019	10,000	11,735
11.375%, 9/15/2016	60,000	88,560
		1,158,671
Telecommunication Services 0.5%
Alestra SA de RL de CV, 8.0%, 6/30/2010	10,000	8,475
America Movil SA de CV, 144A, 5.75%, 1/15/2015	195,000	194,555
Axtel SA, 11.0%, 12/15/2013	40,000	43,100
Embratel, Series B, 11.0%, 12/15/2008	30,000	34,200
Global Crossing UK Finance, 144A, 10.75%, 12/15/2014	30,000	29,625
Inmarsat Finance PLC, 7.625%, 6/30/2012	30,000	31,200
Innova S. de R.L., 9.375%, 9/19/2013	20,000	22,750
Principal Amount ($) (h)		Value ($)

INTELSAT, 6.5%, 11/1/2013	40,000	36,400
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	65,000	68,006
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	20,000	20,400
Nortel Networks Corp., 6.875%, 9/1/2023	80,000	75,200
Nortel Networks Ltd., 6.125%, 2/15/2006	120,000	122,100
Rogers Wireless Communications, Inc., 6.375%, 3/1/2014	25,000	24,750
		710,761
Utilities 0.0%
Calpine Canada Energy Finance, 8.5%, 5/1/2008 (d)	70,000	57,400
Total Foreign Bonds — US$ Denominated (Cost $6,689,629)		6,828,401

Foreign Bonds — Non US$ Denominated 0.7%
Industrials 0.1%
Grohe Holdings GmbH, 144A, 8.625%, 10/1/2014 EUR	50,000	72,720
Materials 0.0%
Rhodia SA, 9.25%, 6/1/2011 EUR	25,000	34,576
Sovereign Bonds 0.6%
Mexican Bonds:
Series M-20, 8.0%, 12/7/2023 MXN	550,000	38,535
Series MI-10, 8.0%, 12/19/2013 MXN	8,806,000	703,642
Republic of Argentina, Step-up Coupon, 8.25% to 7/6/2006, 9.0% to 7/6/2010* EUR	50,000	19,879
Series FEB, 8.0%, 2/26/2008* EUR	20,000	7,952
Republic of Colombia, 11.75%, 3/1/2010 COP	26,000,000	11,329
Republic of Romania, 5.75%, 7/2/2010 EUR	20,000	29,694
		811,031
Total Foreign Bonds — Non US$ Denominated (Cost $887,170)		918,327

Asset Backed 2.5%
Automobile Receivables 1.0%
MMCA Automobile Trust:
"A4", Series 2002-3, 3.57%, 8/17/2009	650,000	651,280
"A4", Series 2002-2, 4.3%, 3/15/2010	511,987	513,845
"B", Series 2002-2, 4.67%, 3/15/2010	75,452	74,919
		1,240,044
Home Equity Loans 1.1%
Advanta Mortgage Loan Trust, "A6", Series 2000-2, 7.72%, 3/25/2015	311,747	328,101
Principal Amount ($) (h)		Value ($)

Argent NIM Trust, "A", Series 2004-WN10, 144A, 4.212%, 11/25/2034	224,523	224,741
Centex Home Equity, "A6", Series 2000-B, 7.97%, 7/25/2031	389,481	399,085
Countrywide Home Equity Loan Trust, "2A", Series 2004-D, 2.65%**, 6/15/2029	346,769	346,769
Countrywide Home Loan, "A16", Series 2002-36, 5.25%, 1/25/2033	52,576	52,551
Master Alternative Loan Trust, "5A1", Series 2005-1, 5.5%, 1/1/2019	30,000	30,858
		1,382,105
Manufactured Housing Receivables 0.4%
Vanderbilt Acquisition Loan Trust, "A2", Series 2002-1, 4.77%, 10/7/2018	578,181	583,349
Total Asset Backed (Cost $3,236,227)		3,205,498

US Government Agency Sponsored Pass-Throughs 2.0%
Federal National Mortgage Association:
4.5%, 5/1/2033 (g)	130,000	125,613
5.0%, 3/1/2034	621,839	618,192
5.5% with various maturities from 3/1/2033 until 5/1/2034 (g)	1,036,204	1,052,244
6.0%, 11/1/2017	169,461	177,892
6.5%, 9/1/2034	285,443	299,441
7.13%, 1/1/2012	195,898	206,809
8.0%, 9/1/2015	67,007	71,268
Total US Government Agency Sponsored Pass-Throughs (Cost $2,535,331)		2,551,459

Commercial and Non-Agency Mortgage-Backed Securities 2.2%
Chase Commercial Mortgage Securities Corp., "A1", Series 2000-1, 7.656%, 4/15/2032	176,853	182,102
Citigroup Mortgage Loan Trust, Inc., "1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	347,023	361,663
Countrywide Alternative Loan Trust, "1A1", Series 2004-J1, 6.0%, 2/25/2034	118,618	120,257
Countrywide Home Loans, "A5", Series 2002-27, 5.5%, 12/25/2032	132,533	132,605
DLJ Mortgage Acceptance Corp., "A1B", Series 1997-CF2, 144A, 6.82%, 10/15/2030	192,386	204,564
GMAC Commercial Mortgage Securities, Inc., "A3", Series 1997-C1, 6.869%, 7/15/2029	241,227	255,205
GS Mortgage Securities Corp. II, "C", Series 1998-C1, 6.91%, 10/18/2030	205,000	224,359
Master Alternative Loan Trust, "3A1", Series 2004-5, 6.5%, 6/25/2034	62,994	65,573
Master Asset Securitization Trust, "8A1", Series 2003-6, 5.5%, 7/25/2033	231,923	233,807
Principal Amount ($) (h)		Value ($)

Merrill Lynch Mortgage Investors, Inc., "B", Series 1999-C1, 7.71%, 11/15/2031	220,000	251,790
Structured Asset Securities Corp., "2A1", Series 2003-1, 6.0%, 2/25/2018	105,819	109,787
TIAA Real Estate CDO Ltd., "A2", Series 2001-C1A, 144A, 6.3%, 6/19/2021	146,344	155,323
Wachovia Bank Commercial Mortgage Trust, "A5", Series 2004-C11, 5.215%, 1/15/2041	289,000	297,541
Washington Mutual Mortgage Securities Corp., "A7, Series 2004-AR9, 4.267%, 8/25/2034	227,000	227,179
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $2,841,767)		2,821,755

Collateralized Mortgage Obligations 6.3%
Fannie Mae, "C", Series 1997-MS, 6.74%, 8/25/2007	390,000	417,009
Fannie Mae Grantor Trust:
"1A3", Series 2004-T2, 7.0%, 11/25/2043	119,237	126,354
"A2", Series 2002-T16, 7.0%, 7/25/2042	132,686	140,605
Fannie Mae Whole Loan:
"3A2B", Series 2003-W10, 3.056%, 7/25/2037	260,000	257,971
"2A", Series 2002-W1, 7.5%, 2/25/2042	177,556	189,685
"5A", Series 2004-W2, 7.5%, 3/25/2044	362,761	388,308
Federal Home Loan Mortgage Corp.:
"ME", Series 2691, 4.5%, 4/15/2032	285,000	272,718
"PE", Series 2727, 4.5%, 7/15/2032	470,000	448,179
"QH", Series 2694, 4.5%, 3/15/2032	595,000	573,161
"BG", Series 2640, 5.0%, 2/15/2032	510,000	511,929
"EG", Series 2836, 5.0%, 12/15/2032	455,000	451,157
"JD", Series 2778, 5.0%, 12/15/2032	290,000	288,188
"NE", Series 2802, 5.0%, 2/15/2033	460,000	457,758
"H", Series 2278, 6.5%, 1/15/2031	92,535	94,966
"Z", Series 2173, 6.5%, 7/15/2029	78,137	82,024
Federal National Mortgage Association:
"TU", Series 2003-122, 4.0%, 5/25/2016	350,000	353,416
"A2", Series 2002-W10, 4.7%, 8/25/2042	5,097	5,093
"1A3", Series 2003-W18, 4.732%, 8/25/2043	270,000	271,302
"A2", Series 2002-60, 4.75%, 2/25/2044	30,529	30,476
"KH", Series 2003-92, 5.0%, 3/25/2032	260,000	257,157
"PD", Series 2002-31, 6.0%, 11/25/2021	1,300,000	1,344,279
Principal Amount ($) (h)		Value ($)

"PM", Series 2001-60, 6.0%, 3/25/2030	119,253	120,795
"2A", Series 2003-W8, 7.0%, 10/25/2042	168,485	177,746
FHLMC Structured Pass-Through Securities, "3A", Series T-58, 7.0%, 9/25/2043	183,399	194,174
Government National Mortgage Association, "DH", Series 2004-3, 3.75%, 2/20/2027	810,000	806,141
Total Collateralized Mortgage Obligations (Cost $8,170,421)		8,260,591

Government National Mortgage Association 1.0%
Government National Mortgage Association:
5.0%, 9/20/2033	223,786	223,979
6.0% with various maturities from 7/20/2034 until 8/20/2034	818,318	847,685
6.5%, 4/20/2034	287,983	303,310
Total Government National Mortgage Association (Cost $1,369,996)		1,374,974

Municipal Investments 1.8%
Brockton, MA, Core City General Obligation, Economic Development, Series A, 6.45%, 5/1/2017 (f)	560,000	622,658
Charlotte-Meckelberg, NC, Hospital Authority Health Care System Revenue, ETM, 5.0%, 8/1/2015	510,000	517,900
Hoboken, NJ, Core City General Obligation, Series B, 3.8%, 1/1/2008 (f)	270,000	270,419
Jersey City, NJ, Water & Sewer Revenue, Municipal Utilities Authority, Water Revenue, Series B, 4.91%, 5/15/2015 (f)	385,000	381,739
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 5.2%, 12/1/2013	215,000	220,433
Yazoo County, MS, Sales & Special Tax Revenue, Series B, 4.3%, 9/1/2010 (f)	355,000	357,077
Total Municipal Investments (Cost $2,285,380)		2,370,226

US Government Backed 3.9%
US Treasury Bill, 1.583%**, 1/20/2005 (i)	25,000	24,979
US Treasury Bond:
6.0%, 2/15/2026	1,355,000	1,552,163
7.25%, 5/15/2016	300,000	375,516
7.5%, 11/15/2016	20,000	25,559
US Treasury Note:
1.5%, 3/31/2006	1,350,000	1,327,957
3.25%, 1/15/2009	1,751,000	1,735,816
Total US Government Backed (Cost $4,945,080)		5,041,990

Principal Amount ($) (h)		Value ($)

Convertible Bond 0.0%
HIH Capital Ltd., 144A, Series DOM, 7.5%, 9/25/2006 (Cost $9,930)	10,000	9,900

	Shares	Value ($)

Warrants 0.0%
TravelCenters of America, Inc.* (Cost $50)	10	50

Other Investments 0.1%
Hercules Trust II, (Common Stock Unit) (Cost $87,375)	105,000	88,200

Exchange Traded Fund 0.1%
Semiconductor HOLDRs Trust (Cost $167,341)	4,800	160,129
	Shares	Value ($)

Securities Lending Collateral 0.1%
Daily Assets Fund Institutional, 2.25% (c) (e) (Cost $79,425)	79,425	79,425

Cash Equivalents 3.0%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $3,967,120)	3,967,120	3,967,120
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $116,186,557) (a)	100.0	130,385,193
Other Assets and Liabilities, Net	(0.0)	(7,933)
Net Assets	100.0	130,377,260

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

Security	Coupon	Maturity Date	Principal Amount		Acqusition Cost	Value
Intermet Corp.	9.75	6/15/2009	USD	10,000	$ 4,100	$ 4,900
Oxford Automotive, Inc.	12	10/15/2010	USD	10,000	4,775	6,300
Republic of Argentina:
	8	2/26/2008	EUR	20,000	7,854	7,952
	8.375	12/20/2049	USD	110,000	35,035	35,750
	9	7/6/2010	EUR	50,000	19,473	19,879
	11.75	4/7/2009	USD	120,000	39,700	40,800
	11.75	6/15/2015	USD	105,000	34,943	35,437
Trump Holdings & Funding	11.625	3/15/2010	USD	25,000	27,188	27,063
					$ 173,068	$ 178,081

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2004.

(a) The cost for federal income tax purposes was $117,635,311. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $12,749,882. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $13,723,211 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $973,329.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $77,541, which is 0.06% of total net assets.

(e) Represents collateral held in connection with securities lending.

(f) Bond is insured by one of these companies:

Insurance Coverage		As a % of Total Investment Portfolio
AMBAC	AMBAC Assurance Company	.3
FGIC	Financial Guaranty Insurance Company	.7
MBIA	Municipal Bond Investors Assurance	.3

(g) Mortgage dollar rolls included.

(h) Principal amount stated in US dollars unless otherwise noted.

(i) At December 31, 2004, this security has been segregated, in whole or in part, to cover initial margin requirements for open futures contracts.

At December 31, 2004, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Net Unrealized Depreciation (US$)
Russell 2000 Index	3/18/2005	8	524,600	523,200	(1,400)

ADR: American Depositary Receipts

REIT: Real Estate Investment Trust

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

HOLDRs: Holding Company Depositary Receipts

144A: Security exempt from registration under 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Currency Abbreviation
COP	Colombian Peso
EUR	Euro
MXN	Mexican Peso

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

Purchases and sales of investment securities (excluding US Treasury obligations, short-term investments and mortgage dollar roll transactions) for the year ended December 31, 2004, aggregated $113,096,490 and $135,386,768, respectively. Purchases and sales of US Treasury obligations aggregated $57,017,681 and $56,906,029, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $19,995,117 and $17,547,092, respectively.

At December 31, 2004, Balanced Portfolio had a net tax basis capital loss carryforward of approximately $15,900,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009 ($5,500,000), December 31, 2010 ($500,000) and December 31, 2011 ($9,900,000), the respective expiration dates, whichever occurs first.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Balanced Portfolio

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value — including $77,541 of securities loaned (cost $112,140,012)	$ 126,338,648
Investment in Scudder Cash Management QP Trust (cost $3,967,120)	3,967,120
Investment in Daily Assets Fund Institutional (Cost $79,425)*	79,425
Total investments in securities, at value (cost $116,186,557)	130,385,193
Cash	180,441
Foreign currency, at value (cost $46,251)	46,726
Receivable for investments sold	640,613
Dividends receivable	116,345
Interest receivable	573,542
Receivable for Portfolio shares sold	3,427
Receivable for daily variation margin on open futures contracts	400
Unrealized appreciation on forward foreign currency exchange contracts	35,218
Net receivable on closed forward foreign currency exchange contracts	2,490
Other assets	5,838
Total assets	131,990,233
Liabilities
Payable for investments purchased	155,900
Payable for investments purchased — mortgage dollar rolls	648,338
Payable upon return of securities loaned	79,425
Payable for Portfolio shares redeemed	574,464
Deferred mortgage dollar roll income	738
Unrealized depreciation on forward foreign currency exchange contracts	49,361
Accrued management fee	48,125
Other accrued expenses and payables	56,622
Total liabilities	1,612,973
Net assets, at value	$ 130,377,260
Net Assets
Net assets consist of: Undistributed net investment income	2,546,822
Net unrealized appreciation (depreciation) on investments	14,198,636
Futures	(1,400)
Foreign currency related transactions	(8,322)
Accumulated net realized gain (loss)	(17,298,622)
Paid-in capital	130,940,146
Net assets, at value	$ 130,377,260
Net Asset Value, offering and redemption price per share ($130,377,260 ÷ 11,143,673 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 11.70

* Represents collateral on securities loaned

Statement of Operations for the year ended December 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $179)	$ 1,219,696
Interest	2,407,968
Interest — Scudder Cash Management QP Trust	5,768
Securities lending income, including income from Daily Assets Fund Institutional	11
Mortgage dollar roll income	63,357
Total Income	3,696,800
Expenses: Management fee	646,731
Custodian fees	24,310
Accounting fees	79,611
Auditing	32,580
Legal	12,830
Trustees' fees and expenses	7,172
Reports to shareholders	14,160
Other	2,906
Total expenses, before expense reductions	820,300
Expense reductions	(3,588)
Total expenses, after expense reductions	816,712
Net investment income	2,880,088
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	9,095,657
Futures	40,527
Foreign currency related transactions	(21,844)
9,114,340
Net unrealized appreciation (depreciation) during the period on: Investments	(3,729,536)
Futures	(1,400)
Foreign currency related transactions	(8,322)
(3,739,258)
Net gain (loss) on investment transactions	5,375,082
Net increase (decrease) in net assets resulting from operations	$ 8,255,170

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2004	2003
Operations: Net investment income	$ 2,880,088	$ 2,459,491
Net realized gain (loss) on investment transactions	9,114,340	(3,387,044)
Net unrealized appreciation (depreciation) on investment transactions during the period	(3,739,258)	23,303,018
Net increase (decrease) in net assets resulting from operations	8,255,170	22,375,465
Distributions to shareholders from net investment income	(2,400,327)	(3,267,657)
Portfolio share transactions: Proceeds from shares sold	5,576,188	10,385,277
Reinvestment of distributions	2,400,327	3,267,657
Cost of shares redeemed	(26,562,367)	(20,040,448)
Net increase (decrease) in net assets from Portfolio share transactions	(18,585,852)	(6,387,514)
Increase (decrease) in net assets	(12,731,009)	12,720,294
Net assets at beginning of period	143,108,269	130,387,975
Net assets at end of period (including undistributed net investment income of $2,546,822 and $2,299,886, respectively)	$ 130,377,260	$ 143,108,269
Other Information
Shares outstanding at beginning of period	12,794,206	13,419,812
Shares sold	494,906	1,006,063
Shares issued to shareholders in reinvestment of distributions	216,636	328,078
Shares redeemed	(2,362,075)	(1,959,747)
Net increase (decrease) in Portfolio shares	(1,650,533)	(625,606)
Shares outstanding at end of period	11,143,673	12,794,206

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Balanced Portfolio

Years Ended December 31,	2004	2003	2002	2001[a]	2000
Selected Per Share Data
Net asset value, beginning of period	$ 11.19	$ 9.72	$ 11.76	$ 13.39	$ 16.11
Income (loss) from investment operations: Net investment income[b]	.24	.19	.23	.30	.34
Net realized and unrealized gain (loss) on investment transactions	.46	1.53	(1.97)	(1.07)	(.62)
Total from investment operations	.70	1.72	(1.74)	(.77)	(.28)
Less distributions from: Net investment income	(.19)	(.25)	(.30)	(.34)	(.28)
Net realized gains on investment transactions	—	—	—	(.52)	(2.16)
Total distributions	(.19)	(.25)	(.30)	(.86)	(2.44)
Net asset value, end of period	$ 11.70	$ 11.19	$ 9.72	$ 11.76	$ 13.39
Total Return (%)	6.48	17.94	(15.07)	(6.06)	(2.02)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	130	143	130	173	190
Ratio of expenses before expense reductions (%)	.60	.59	.56	.57[c]	.54
Ratio of expense after expense reductions (%)	.60	.59	.56	.56[c]	.54
Ratio of net investment income (%)	2.12	1.82	2.19	2.46	2.41
Portfolio turnover rate (%)	138[d]	99[d]	141[d]	100[d]	127

a As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) per share by $.01, and decrease the ratio of net investment income to average net assets from 2.56% to 2.46%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

b Based on average shares outstanding during the period.

c The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were ..56% and .56%, respectively.

d The portfolio turnover rate including mortgage dollar roll transactions was 143%, 112%, 146% and 104% for the years ended December 31, 2004, December 31, 2003, December 31, 2002 and December 31, 2001, respectively.

Performance Summary December 31, 2004

Growth and Income Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio's prospectus for specific information regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] Growth and Income Portfolio — Class A [] S&P 500 Index

The Standard & Poor's 500 (S&P 500) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume the reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results (as of December 31, 2004)
Growth and Income Portfolio		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,016	$10,733	$9,320	$22,193
	Average annual total return	10.16%	2.39%	-1.40%	8.30%
S&P 500 Index	Growth of $10,000	$11,088	$11,115	$8,902	$31,258
	Average annual total return	10.88%	3.59%	-2.30%	12.07%
Growth and Income Portfolio		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$10,978	$10,641	$9,192	$12,742
	Average annual total return	9.78%	2.09%	-1.67%	3.21%
S&P 500 Index	Growth of $10,000	$11,088	$11,115	$8,902	$16,982
	Average annual total return	10.88%	3.59%	-2.30%	7.15%

The growth of $10,000 is cumulative.

* The Portfolio commenced selling Class B shares on May 1, 1997. Index returns begin April 30, 1997.

Information About Your Portfolio's Expenses

Growth and Income Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,067.80	$ 1,065.70
Expenses Paid per $1,000*	$ 2.90	$ 4.67
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,022.40	$ 1,020.69
Expenses Paid per $1,000*	$ 2.84	$ 4.56

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series I — Growth and Income Portfolio	.56%	.90%

For more information, please refer to the Portfolio's prospectus.

Management Summary December 31, 2004

Growth and Income Portfolio

Improved earnings, an increase in company mergers and post-presidential election sentiment all contributed to US stock-market gains in 2004. Despite a spike in oil prices in the second half of the year, which helped energy stocks substantially, all sectors managed to finish in positive territory.

The portfolio returned 10.16% for the year (Class A shares, unadjusted for contract charges), compared to a 10.88% return for the Standard & Poor's 500 (S&P 500) Index. Telecommunications was the greatest positive contributor to relative performance, as AT&T Wireless Services* rallied on news of its takeover by Cingular. Health Care also added to the portfolio's return. An underweight in pharmaceuticals proved beneficial in what was a difficult year for the industry. Further, holdings in health insurers and providers had strong returns in part on the sentiment that President Bush's re-election would be a boom to the industry.

Careful stock selection among beverage and food companies added to return in consumer staples. A weakening dollar made the exports of US companies cheaper overseas, thus improving sales. Combined with strengthening company fundamentals, this helped the performance of the portfolio's materials stocks.

The portfolio's greatest weakness was in consumer discretionary. Despite a year that included the Olympic games and a presidential election, advertising profits remained soft, and the portfolio's holdings among media stocks suffered as a result. Further dampening performance was a lack of meaningful exposure to the hotel and restaurant industry, which enjoyed a substantial rally over the year.

The portfolio remains positioned for anticipated growth in capital spending and a continued increase in company mergers. The managers remain focused on building a diversified portfolio, using a blend of valuation screens, fundamental research and risk analysis.

Gregory S. Adams Andrew Brudenell
Lead Portfolio Manager Portfolio Manager

*Not held in the portfolio at the end of the reporting period.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this portfolio's prospectus for specific information regarding its investments and risk profile.

The Standard & Poor's 500 (S&P 500) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Growth and Income Portfolio

Asset Allocation	12/31/04	12/31/03

Common Stocks	97%	97%
Cash Equivalents	3%	3%
	100%	100%
Sector Diversification (Excludes Cash Equivalents)	12/31/04	12/31/03

Financials	18%	18%
Information Technology	18%	20%
Industrials	14%	13%
Health Care	12%	14%
Consumer Discretionary	11%	13%
Consumer Staples	9%	8%
Energy	8%	6%
Materials	4%	2%
Telecommunication Services	3%	4%
Utilities	3%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 53. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to scudder.com on the 15th of the following month. Please call 1-800-778-1482.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2004

Growth and Income Portfolio

	Shares	Value ($)

Common Stocks 97.5%
Consumer Discretionary 10.6%
Hotels, Restaurants & Leisure 0.7%
McDonald's Corp.	45,000	1,442,700
Media 5.2%
Comcast Corp. "A"*	73,300	2,407,172
Interpublic Group of Companies, Inc.*	104,600	1,401,640
Time Warner, Inc.*	209,600	4,074,624
Viacom, Inc. "B"	77,400	2,816,586
		10,700,022
Multiline Retail 2.0%
Dollar General Corp.	64,500	1,339,665
Target Corp.	53,200	2,762,676
		4,102,341
Specialty Retail 2.7%
Sherwin-Williams Co.	48,400	2,160,092
Staples, Inc.	48,300	1,628,193
The Gap, Inc.	77,800	1,643,136
		5,431,421
Consumer Staples 8.3%
Beverages 3.0%
Anheuser-Busch Companies, Inc.	22,000	1,116,060
Coca-Cola Co.	55,400	2,306,302
PepsiCo, Inc.	53,400	2,787,480
		6,209,842
Food & Staples Retailing 1.8%
Safeway, Inc.*	53,900	1,063,986
Wal-Mart Stores, Inc.	49,200	2,598,744
		3,662,730
Food Products 1.6%
General Mills, Inc.	30,900	1,536,039
Hershey Foods Corp.	29,200	1,621,768
		3,157,807
Personal Products 0.9%
Avon Products, Inc.	49,100	1,900,170
Tobacco 1.0%
Altria Group, Inc.	33,700	2,059,070
Energy 7.7%
Energy Equipment & Services 0.9%
Baker Hughes, Inc.	43,400	1,851,878
Oil & Gas 6.8%
ChevronTexaco Corp.	49,500	2,599,245
Devon Energy Corp.	40,200	1,564,584
ExxonMobil Corp.	146,014	7,484,678
Total SA (ADR)	20,090	2,206,685
		13,855,192
Financials 18.0%
Banks 4.6%
Bank of America Corp.	102,500	4,816,475
US Bancorp.	54,600	1,710,072
	Shares	Value ($)

Wachovia Corp.	55,700	2,929,820
		9,456,367
Capital Markets 3.6%
Lehman Brothers Holdings, Inc.	31,400	2,746,872
Morgan Stanley	82,000	4,552,640
		7,299,512
Diversified Financial Services 5.9%
CIT Group, Inc.	23,900	1,095,098
Citigroup, Inc.	145,000	6,986,100
Fannie Mae	20,700	1,474,047
JPMorgan Chase & Co.	64,400	2,512,244
		12,067,489
Insurance 3.9%
Ambac Financial Group, Inc.	21,100	1,732,943
American International Group, Inc.	50,200	3,296,634
Hartford Financial Services Group, Inc.	21,000	1,455,510
MetLife, Inc.	37,800	1,531,278
		8,016,365
Health Care 11.7%
Biotechnology 1.5%
Amgen, Inc.*	49,400	3,169,010
Health Care Equipment & Supplies 1.7%
Biomet, Inc.	48,050	2,084,889
Guidant Corp.	19,200	1,384,320
		3,469,209
Health Care Providers & Services 1.7%
Caremark Rx, Inc.*	49,500	1,951,785
WellPoint, Inc.*	12,700	1,460,500
		3,412,285
Pharmaceuticals 6.8%
Allergan, Inc.	22,900	1,856,503
Eli Lilly & Co.	22,000	1,248,500
Johnson & Johnson	73,000	4,629,660
Pfizer, Inc.	183,600	4,937,004
Wyeth	28,900	1,230,851
		13,902,518
Industrials 13.7%
Aerospace & Defense 3.6%
Honeywell International, Inc.	81,600	2,889,456
United Technologies Corp.	43,400	4,485,390
		7,374,846
Industrial Conglomerates 7.1%
3M Co.	28,600	2,347,202
General Electric Co.	238,500	8,705,250
Tyco International Ltd.	94,400	3,373,856
		14,426,308
Machinery 3.0%
Deere & Co.	33,800	2,514,720
Parker-Hannifin Corp.	48,700	3,688,538
		6,203,258
	Shares	Value ($)

Information Technology 17.2%
Communications Equipment 2.8%
Cisco Systems, Inc.*	195,300	3,769,290
Motorola, Inc.	109,800	1,888,560
		5,657,850
Computers & Peripherals 4.3%
Dell, Inc.*	64,300	2,709,602
EMC Corp.*	168,000	2,498,160
International Business Machines Corp.	36,800	3,627,744
		8,835,506
Internet Software & Services 0.8%
Yahoo!, Inc.*	44,400	1,672,992
IT Consulting & Services 0.9%
Accenture Ltd. "A"*	65,900	1,779,300
Semiconductors & Semiconductor Equipment 2.2%
Altera Corp.*	58,700	1,215,090
Analog Devices, Inc.	31,600	1,166,672
Texas Instruments, Inc.	85,500	2,105,010
		4,486,772
Software 6.2%
Microsoft Corp.	276,600	7,387,986
Oracle Corp.*	224,400	3,078,768
Symantec Corp.* (c)	35,100	904,176
VERITAS Software Corp.*	47,400	1,353,270
		12,724,200
Materials 4.0%
Chemicals 2.1%
E.I. du Pont de Nemours & Co.	34,800	1,706,940
Monsanto Co.	49,400	2,744,170
		4,451,110
	Shares	Value ($)

Metals & Mining 0.8%
Alcoa, Inc.	51,200	1,608,704
Paper & Forest Products 1.1%
Georgia-Pacific Corp.	59,300	2,222,564
Telecommunication Services 2.9%
Diversified Telecommunication Services
ALLTEL Corp.	25,500	1,498,380
Sprint Corp.	72,600	1,804,110
Verizon Communications, Inc.	67,672	2,741,393
		6,043,883
Utilities 3.4%
Electric Utilities
Entergy Corp.	14,800	1,000,332
Exelon Corp.	72,800	3,208,296
PG&E Corp.*	55,200	1,837,056
TXU Corp.	15,500	1,000,680
		7,046,364
Total Common Stocks (Cost $166,272,666)		199,699,585

Cash Equivalents 3.5%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $7,131,937)	7,131,937	7,131,937
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $173,404,603) (a)	101.0	206,831,522
Other Assets and Liabilities, Net	(1.0)	(2,087,106)
Net Assets	100.0	204,744,416

* Non-income producing security.

(a) The cost for federal income tax purposes was $175,275,234. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $31,556,288. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $37,208,080 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,651,792.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) At December 31, 2004, this security has been segregated, in part or whole, to cover written options.

ADR: American Depositary Receipts

Covered Written Options	Contracts	Expiration Date	Strike Price ($)	Value ($)
Call Options Symantec Corp.	119	1/22/2005	35	598
Total outstanding written options (Premiums received $9,684)				598

For the year ended December 31, 2004, transactions for written options were as follows for the Growth and Income Portfolio:

	Contract Amounts	Premium ($)
Beginning of period	—	—
Written	119	9,684
Closed	—	—
Expired	—	—
End of period	119	9,684

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2004, aggregated $66,302,161 and $59,631,263, respectively.

At December 31, 2004, the Growth and Income Portfolio had a net tax basis capital loss carryforward of approximately $35,930,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009 ($6,650,000), December 31, 2010 ($22,250,000) and December 31, 2011 ($7,030,000), the respective expiration dates, whichever occurs first.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Growth and Income Portfolio

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value (cost $166,272,666)	$ 199,699,585
Investment in Scudder Cash Management QP Trust (cost $7,131,937)	7,131,937
Total investments in securities, at value (cost $173,404,603)	206,831,522
Receivable for investments sold	9,343
Receivable for Portfolio shares sold	511,646
Dividends receivable	167,786
Interest receivable	9,570
Foreign taxes recoverable	13,302
Other assets	9,422
Total assets	207,552,591
Liabilities
Due to custodian bank	14,064
Payable for investments purchased	2,524,791
Payable for Portfolio shares redeemed	110,917
Written options, at value (premiums received $9,684)	598
Accrued management fee	84,449
Other accrued expenses and payables	73,356
Total liabilities	2,808,175
Net assets, at value	$ 204,744,416
Net Assets
Net assets consist of: Undistributed net investment income	2,360,421
Net unrealized appreciation (depreciation) on: Investments	33,426,919
Written options	9,086
Accumulated net realized gain (loss)	(37,797,191)
Paid-in capital	206,745,181
Net assets, at value	$ 204,744,416
Class A Net Asset Value, offering and redemption price per share ($171,673,086 ÷ 18,483,989 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.29
Class B Net Asset Value, offering and redemption price per share ($33,071,330 ÷ 3,576,021 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.25
Statement of Operations for the year ended December 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $19,209)	$ 3,479,761
Interest — Scudder Cash Management QP Trust	61,489
Securities lending income, including income from Daily Assets Fund Institutional	7,768
Total Income	3,549,018
Expenses: Management fee	870,770
Custodian fees	12,629
Accounting fees	66,951
Distribution service fees (Class B)	61,944
Record keeping fees (Class B)	20,075
Auditing	29,978
Legal	11,473
Trustees' fees and expenses	8,557
Reports to shareholders	20,574
Other	9,536
Total expenses, before expense reductions	1,112,487
Expense reductions	(2,403)
Total expenses, after expense reductions	1,110,084
Net investment income (loss)	2,438,934
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	6,835,797
Net unrealized appreciation (depreciation) during the period on: Investments	8,942,547
Written options	9,086
8,951,633
Net gain (loss) on investment transactions	15,787,430
Net increase (decrease) in net assets resulting from operations	$ 18,226,364

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2004	2003
Operations: Net investment income (loss)	$ 2,438,934	$ 1,355,887
Net realized gain (loss) on investment transactions	6,835,797	(2,190,678)
Net unrealized appreciation (depreciation) on investment transactions during the period	8,951,633	37,960,524
Net increase (decrease) in net assets resulting from operations	18,226,364	37,125,733
Distributions to shareholders from: Net investment income: Class A	(1,239,211)	(1,476,002)
Class B	(112,919)	(71,436)
Portfolio share transactions: Class A Proceeds from shares sold	22,740,822	16,861,930
Reinvestment of distributions	1,239,211	1,476,002
Cost of shares redeemed	(27,224,855)	(25,120,246)
Net increase (decrease) in net assets from Class A share transactions	(3,244,822)	(6,782,314)
Class B Proceeds from shares sold	16,908,894	9,818,320
Reinvestment of distributions	112,919	71,436
Cost of shares redeemed	(4,470,402)	(1,439,484)
Net increase (decrease) in net assets from Class B share transactions	12,551,411	8,450,272
Increase (decrease) in net assets	26,180,823	37,246,253
Net assets at beginning of period	178,563,593	141,317,340
Net assets at end of period (including undistributed net investment income of $2,360,421 and $1,273,616, respectively)	$ 204,744,416	$ 178,563,593
Other Information
Class A Shares outstanding at beginning of period	18,896,518	19,882,920
Shares sold	2,601,316	2,314,339
Shares issued to shareholders in reinvestment of distributions	146,478	208,181
Shares redeemed	(3,160,323)	(3,508,922)
Net increase (decrease) in Portfolio shares	(412,529)	(986,402)
Shares outstanding at end of period	18,483,989	18,896,518
Class B Shares outstanding at beginning of period	2,114,110	990,738
Shares sold	1,958,270	1,308,947
Shares issued to shareholders in reinvestment of distributions	13,379	10,104
Shares redeemed	(509,738)	(195,679)
Net increase (decrease) in Portfolio shares	1,461,911	1,123,372
Shares outstanding at end of period	3,576,021	2,114,110

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Growth and Income Portfolio

Class A

Years Ended December 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 8.50	$ 6.77	$ 8.90	$ 10.38	$ 10.96
Income (loss) from investment operations: Net investment income[a]	.12	.07	.07	.09	.11
Net realized and unrealized gain (loss) on investment transactions	.74	1.74	(2.12)	(1.23)	(.33)
Total from investment operations	.86	1.81	(2.05)	(1.14)	(.22)
Less distributions from: Net investment income	(.07)	(.08)	(.08)	(.12)	(.15)
Net realized gains on investment transactions	—	—	—	(.22)	(.21)
Total distributions	(.07)	(.08)	(.08)	(.34)	(.36)
Net asset value, end of period	$ 9.29	$ 8.50	$ 6.77	$ 8.90	$ 10.38
Total Return (%)	10.16	26.74	(23.13)	(11.30)	(2.10)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	172	161	135	185	185
Ratio of expenses before expense reductions (%)	.56	.59	.57	.57[b]	.56
Ratio of expenses after expense reductions (%)	.56	.59	.57	.56[b]	.56
Ratio of net investment income (loss) (%)	1.37	.91	.92	.94	1.06
Portfolio turnover rate (%)	33	37	66	67	65

Class B

Years Ended December 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 8.47	$ 6.75	$ 8.87	$ 10.35	$ 10.93
Income (loss) from investment operations: Net investment income[a]	.09	.05	.05	.06	.09
Net realized and unrealized gain (loss) on investment transactions	.73	1.73	(2.12)	(1.23)	(.33)
Total from investment operations	.82	1.78	(2.07)	(1.17)	(.24)
Less distributions from: Net investment income	(.04)	(.06)	(.05)	(.09)	(.13)
Net realized gains on investment transactions	—	—	—	(.22)	(.21)
Total distributions	(.04)	(.06)	(.05)	(.31)	(.34)
Net asset value, end of period	$ 9.25	$ 8.47	$ 6.75	$ 8.87	$ 10.35
Total Return (%)	9.78	26.55	(23.40)	(11.56)	(2.33)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33	18	7	10	13
Ratio of expenses before expense reductions (%)	.89	.85	.82	.82[b]	.81
Ratio of expenses after expense reductions (%)	.89	.85	.82	.81[b]	.81
Ratio of net investment income (loss) (%)	1.04	.65	.67	.69	.81
Portfolio turnover rate (%)	33	37	66	67	65

a Based on average shares outstanding during the period.

b The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were ..56% and .56%, and .81% and .81% for Class A and Class B, respectively.

The accompanying notes are an integral part of the financial statements.

Performance Summary December 31, 2004

Capital Growth Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] Capital Growth Portfolio — Class A [] S&P 500 Index [] Russell 1000 Growth Index

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 1000 Growth Index is an unmanaged capitalization- weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Index returns assume the reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results (as of December 31, 2004)
Capital Growth Portfolio		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,799	$9,703	$7,050	$24,650
	Average annual total return	7.99%	-1.00%	-6.75%	9.44%
S&P 500 Index	Growth of $10,000	$11,088	$11,115	$8,902	$31,258
	Average annual total return	10.88%	3.59%	-2.30%	12.07%
Russell 1000 Growth Index	Growth of $10,000	$10,630	$9,946	$6,140	$24,994
	Average annual total return	6.30%	-.18%	-9.29%	9.59%
Capital Growth Portfolio		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$10,756	$9,611	$6,941	$13,580
	Average annual total return	7.56%	-1.31%	-7.04%	4.09%
S&P 500 Index	Growth of $10,000	$11,088	$11,115	$8,902	$16,007
	Average annual total return	10.88%	3.59%	-2.30%	6.40%
Russell 1000 Growth Index	Growth of $10,000	$10,630	$9,946	$6,140	$12,874
	Average annual total return	6.30%	-.18%	-9.29%	3.39%

The growth of $10,000 is cumulative.

* The Portfolio commenced selling Class B shares on May 12, 1997. Index returns begin May 31, 1997.

Information About Your Portfolio's Expenses

Capital Growth Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,042.60	$ 1,040.70
Expenses Paid per $1,000*	$ 2.62	$ 4.53
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,022.64	$ 1,020.76
Expenses Paid per $1,000*	$ 2.59	$ 4.49

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series I — Capital Growth Portfolio	.51%	.88%

For more information, please refer to the Portfolio's prospectus.

Management Summary December 31, 2004

Capital Growth Portfolio

Large-cap equities gained ground in 2004, as strong earnings results outweighed the various concerns that periodically rattled the market. The growth style lagged value by a substantial margin, due largely to the underperformance of the health care and technology sectors. In this environment, the portfolio returned 7.99% (Class A shares, unadjusted for contract charges), trailing the 10.88% return of the Standard & Poor's 500 (S&P 500) index but outperforming the 6.30% return of the Russell 1000 Growth Index.

An overweight to the strong-performing energy sector was a distinct positive. We believe attractive long-term growth opportunities exist in the industry, particularly in the equipment and service area, independent of movements in the price of crude oil. Performance also was helped significantly by our selection within health care, where we emphasized biotechnology and medical equipment companies and held a corresponding underweight in the underperforming pharmaceuticals industry.

Poor stock selection within information technology was the largest detractor. Our positioning within technology emphasized consistent earners over more cyclical companies, given our view that industry profit growth is likely to slow. Selection within financials, where the portfolio is underweight in insurance and overweight in market-sensitive companies, also detracted.

Believing higher-quality growth companies are positioned for further outperformance versus lower-quality names, we remain dedicated to building a diversified, high-quality portfolio. In addition, we believe we can add significant value over the long-term by continuing to look for growth opportunities in nontraditional growth sectors, such as consumer staples.

Julie M. Van Cleave
Jack A. Zehner
Thomas J. Schmid
Portfolio Managers

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this portfolio's prospectus for specific information regarding its investments and risk profile.

The Standard & Poor's 500 (S&P 500) index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Capital Growth Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03

Common Stocks	97%	97%
Cash Equivalents	2%	3%
Exchange Traded Fund	1%	—
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03

Information Technology	23%	25%
Health Care	21%	21%
Consumer Discretionary	16%	16%
Consumer Staples	11%	11%
Energy	10%	7%
Financials	9%	11%
Industrials	8%	7%
Telecommunication Services	1%	1%
Materials	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 64. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to scudder.com on the 15th of the following month. Please call 1-800-778-1482.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2004

Capital Growth Portfolio

	Shares	Value ($)

Common Stocks 97.6%
Consumer Discretionary 15.2%
Automobiles 1.6%
Harley-Davidson, Inc.	186,200	11,311,650
Hotels Restaurants & Leisure 2.2%
International Game Technology	229,800	7,900,524
YUM! Brands, Inc.	167,000	7,879,060
		15,779,584
Household Durables 0.3%
Fortune Brands, Inc.	31,400	2,423,452
Internet & Catalog Retail 1.2%
eBay, Inc.*	73,100	8,500,068
Media 4.4%
Comcast Corp. "A"*	195,700	6,426,788
McGraw-Hill Companies, Inc.	100,500	9,199,770
Omnicom Group, Inc.	117,700	9,924,464
Viacom, Inc. "B"	169,800	6,179,022
		31,730,044
Multiline Retail 2.6%
Kohl's Corp.*	66,900	3,289,473
Target Corp.	298,700	15,511,491
		18,800,964
Specialty Retail 2.9%
Bed Bath & Beyond, Inc.*	113,600	4,524,688
Home Depot, Inc.	48,250	2,062,205
Lowe's Companies, Inc.	104,200	6,000,878
Staples, Inc.	246,000	8,292,660
		20,880,431
Consumer Staples 11.0%
Beverages 2.0%
PepsiCo, Inc.	283,000	14,772,600
Food & Staples Retailing 3.9%
Wal-Mart Stores, Inc.	385,100	20,340,982
Walgreen Co.	203,600	7,812,132
		28,153,114
Food Products 1.8%
Dean Foods Co.*	54,700	1,802,365
Hershey Foods Corp.	93,400	5,187,436
Kellogg Co.	126,000	5,627,160
		12,616,961
Household Products 3.3%
Colgate-Palmolive Co.	110,800	5,668,528
Kimberly-Clark Corp.	53,700	3,533,997
Procter & Gamble Co.	268,200	14,772,456
		23,974,981
Energy 10.0%
Energy Equipment & Services 4.7%
Baker Hughes, Inc.	188,100	8,026,227
Nabors Industries Ltd.*	158,300	8,119,207
	Shares	Value ($)

Schlumberger Ltd.	203,000	13,590,850
Transocean, Inc.*	93,300	3,954,987
		33,691,271
Oil & Gas 5.3%
ConocoPhillips	119,400	10,367,502
Devon Energy Corp.	244,400	9,512,048
EOG Resources, Inc.	262,300	18,717,728
		38,597,278
Financials 8.3%
Banks 1.3%
Bank of America Corp.	200,800	9,435,592
Capital Markets 2.0%
Goldman Sachs Group, Inc.	34,700	3,610,188
Lehman Brothers Holdings, Inc.	45,000	3,936,600
Morgan Stanley	122,300	6,790,096
		14,336,884
Consumer Finance 1.5%
American Express Co.	189,400	10,676,478
Diversified Financial Services 1.6%
Citigroup, Inc.	247,333	11,916,504
Insurance 1.9%
AFLAC, Inc.	171,600	6,836,544
American International Group, Inc.	105,702	6,941,450
		13,777,994
Health Care 20.9%
Biotechnology 5.1%
Amgen, Inc.*	60,900	3,906,735
Biogen Idec, Inc.*	107,400	7,153,914
Genentech, Inc.* (c)	303,900	16,544,316
Gilead Sciences, Inc.*	254,400	8,901,456
		36,506,421
Health Care Equipment & Supplies 5.6%
Baxter International, Inc.	173,800	6,003,052
Boston Scientific Corp.*	189,800	6,747,390
C.R. Bard, Inc.	75,200	4,811,296
Hospira, Inc.*	27,540	922,590
Medtronic, Inc.	189,300	9,402,531
Zimmer Holdings, Inc.*	156,690	12,554,003
		40,440,862
Health Care Providers & Services 2.4%
UnitedHealth Group, Inc.	196,700	17,315,501
Pharmaceuticals 7.8%
Abbott Laboratories	275,400	12,847,410
Eli Lilly & Co.	89,800	5,096,150
Johnson & Johnson	398,600	25,279,212
Pfizer, Inc.	498,675	13,409,371
		56,632,143
Industrials 8.3%
Aerospace & Defense 2.1%
United Technologies Corp.	146,400	15,130,440
	Shares	Value ($)

Air Freight & Logistics 1.3%
FedEx Corp.	93,700	9,228,513
Industrial Conglomerates 4.3%
3M Co.	73,000	5,991,110
General Electric Co.	688,100	25,115,650
		31,106,760
Machinery 0.6%
Caterpillar, Inc.	43,100	4,202,681
Information Technology 22.3%
Communications Equipment 3.3%
Cisco Systems, Inc.*	648,300	12,512,190
QUALCOMM, Inc.	258,700	10,968,880
		23,481,070
Computers & Peripherals 4.5%
Dell, Inc.*	153,500	6,468,490
EMC Corp.*	868,100	12,908,647
International Business Machines Corp.	134,900	13,298,442
		32,675,579
IT Consulting & Services 2.7%
Accenture Ltd. "A"*	252,000	6,804,000
Fiserv, Inc.*	234,400	9,420,536
Paychex, Inc.	97,200	3,312,576
		19,537,112
Semiconductors & Semiconductor Equipment 3.7%
Intel Corp.	617,200	14,436,308
Linear Technology Corp.	207,100	8,027,196
Texas Instruments, Inc.	169,200	4,165,704
		26,629,208
Software 8.1%
Adobe Systems, Inc.	36,000	2,258,640
Electronic Arts, Inc.* (c)	210,500	12,983,640
Intuit, Inc.*	102,800	4,524,228
Microsoft Corp.	992,300	26,504,333
Oracle Corp.*	437,600	6,003,872
	Shares	Value ($)

Symantec Corp.*	246,600	6,352,416
		58,627,129
Materials 0.9%
Chemicals
Ecolab, Inc.	176,800	6,210,984
Telecommunication Services 0.7%
Diversified Telecommunication Services
Verizon Communications, Inc.	122,500	4,962,475
Total Common Stocks (Cost $554,181,844)		704,062,728

Exchange Traded Fund 0.5%
Semiconductor HOLDRs Trust (Cost $3,643,152)	104,500	3,486,120

Securities Lending Collateral 2.1%
Daily Assets Fund Institutional, 2.25% (d) (e) (Cost $15,185,800)	15,185,800	15,185,800

Cash Equivalents 1.9%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $14,082,441)	14,082,441	14,082,441
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $587,093,237) (a)	102.1	736,817,089
Other Assets and Liabilities, Net	(2.1)	(15,324,815)
Net Assets	100.0	721,492,274

* Non-income producing security.

(a) The cost for federal income tax purposes was $587,851,970. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $148,965,119. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $169,717,580 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $20,752,461.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $14,772,260, which is 2.0% of total net assets.

(d) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending.

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2004, aggregated $106,130,647 and $141,613,328, respectively.

At December 31, 2004, the Capital Growth Portfolio had a net tax basis capital loss carryforward of approximately $232,875,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009 ($18,038,000), December 31, 2010 ($121,030,000), December 31, 2011 ($65,191,000) and December 31, 2012 ($28,616,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2004 through December 31, 2004, the Portfolio incurred approximately $18,631,000 of net realized capital losses. As permitted by tax regulations, the Portfolio intends to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 2005.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Capital Growth Portfolio

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value — including $14,772,260 of securities loaned (cost $557,824,996)	$ 707,548,848
Investment in Daily Asset Fund Institutional (cost $15,185,800)*	15,185,800
Investment in Scudder Cash Management QP Trust (cost $14,082,441)	14,082,441
Total investments in securities, at value (cost $587,093,237)	736,817,089
Dividends receivable	541,545
Interest receivable	22,094
Receivable for Portfolio shares sold	40,563
Other assets	35,505
Total assets	737,456,796
Liabilities
Payable upon return of securities loaned	15,185,800
Payable for Portfolio shares redeemed	416,441
Accrued management fee	276,760
Other accrued expenses and payables	85,521
Total liabilities	15,964,522
Net assets, at value	$ 721,492,274
Net Assets
Net assets consist of: Undistributed net investment income	6,697,719
Net unrealized appreciation (depreciation) on investments	149,723,852
Accumulated net realized gain (loss)	(252,264,595)
Paid-in capital	817,335,298
Net assets, at value	$ 721,492,274
Class A Net Asset Value, offering and redemption price per share ($698,047,691 ÷ 44,544,616 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 15.67
Class B Net Asset Value, offering and redemption price per share ($23,444,583 ÷ 1,503,725 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 15.59

* Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004
Investment Income
Income: Dividends	$ 10,311,847
Interest — Scudder Cash Management QP Trust	180,934
Securities lending income, including income from Daily Assets Fund Institutional	8,745
Total Income	10,501,526
Expenses: Management fee	3,322,815
Custodian fees	39,209
Accounting fees	119,838
Distribution service fees (Class B)	49,709
Record keeping fees (Class B)	25,279
Auditing	33,075
Legal	3,996
Trustees' fees and expenses	20,425
Reports to shareholders	24,165
Other	14,120
Total expenses, before expense reductions	3,652,631
Expense reductions	(6,259)
Total expenses, after expense reductions	3,646,372
Net investment income (loss)	6,855,154
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(47,247,081)
Net unrealized appreciation (depreciation) during the period on investments	94,779,509
Net gain (loss) on investment transactions	47,532,428
Net increase (decrease) in net assets resulting from operations	$ 54,387,582

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2004	2003
Operations: Net investment income (loss)	$ 6,855,154	$ 3,786,922
Net realized gain (loss) on investment transactions	(47,247,081)	(13,492,454)
Net unrealized appreciation (depreciation) on investment transactions during the period	94,779,509	159,146,770
Net increase (decrease) in net assets resulting from operations	54,387,582	149,441,238
Distributions to shareholders from: Net investment income: Class A	(3,764,724)	(2,595,329)
Class B	(32,841)	(8,219)
Portfolio share transactions: Class A Proceeds from shares sold	32,110,324	99,262,252
Reinvestment of distributions	3,764,724	2,595,329
Cost of shares redeemed	(92,227,827)	(99,434,360)
Net increase (decrease) in net assets from Class A share transactions	(56,352,779)	2,423,221
Class B Proceeds from shares sold	8,550,042	13,042,500
Reinvestment of distributions	32,841	8,219
Cost of shares redeemed	(1,806,233)	(598,220)
Net increase (decrease) in net assets from Class B share transactions	6,776,650	12,452,499
Increase (decrease) in net assets	1,013,888	161,713,410
Net assets at beginning of period	720,478,386	558,764,976
Net assets at end of period (including undistributed net investment income of $6,697,719 and $3,640,130, respectively)	$ 721,492,274	$ 720,478,386
Other Information
Class A Shares outstanding at beginning of period	48,332,734	48,337,865
Shares sold	2,172,282	7,881,425
Shares issued to shareholders in reinvestment of distributions	255,928	211,174
Shares redeemed	(6,216,328)	(8,097,730)
Net increase (decrease) in Portfolio shares	(3,788,118)	(5,131)
Shares outstanding at end of period	44,544,616	48,332,734
Class B Shares outstanding at beginning of period	1,044,792	77,608
Shares sold	579,183	1,011,277
Shares issued to shareholders in reinvestment of distributions	2,239	670
Shares redeemed	(122,489)	(44,763)
Net increase (decrease) in Portfolio shares	458,933	967,184
Shares outstanding at end of period	1,503,725	1,044,792

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Capital Growth Portfolio

Class A

Years Ended December 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 14.59	$ 11.54	$ 16.36	$ 23.07	$ 29.13
Income (loss) from investment operations: Net investment income[a]	.14	.08	.05	.05	.08
Net realized and unrealized gain (loss) on investment transactions	1.02	3.03	(4.82)	(4.21)	(2.63)
Total from investment operations	1.16	3.11	(4.77)	(4.16)	(2.55)
Less distributions from: Net investment income	(.08)	(.06)	(.05)	(.08)	(.07)
Net realized gains on investment transactions	—	—	—	(2.47)	(3.44)
Total distributions	(.08)	(.06)	(.05)	(2.55)	(3.51)
Net asset value, end of period	$ 15.67	$ 14.59	$ 11.54	$ 16.36	$ 23.07
Total Return (%)	7.99	26.89	(29.18)	(19.36)	(9.90)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	698	705	558	866	1,126
Ratio of expenses before expense reductions (%)	.50	.51	.51	.52[c]	.49
Ratio of expenses after expense reductions (%)	.50	.51	.51	.50[c]	.49
Ratio of net investment income (loss) (%)	.98	.61	.38	.27	.30
Portfolio turnover rate (%)	15	13	25	33	55

Class B

Years Ended December 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 14.52	$ 11.49	$ 16.29	$ 23.00	$ 29.05
Income (loss) from investment operations: Net investment income[a]	.09	.03	.02	.00[b]	.01
Net realized and unrealized gain (loss) on investment transactions	1.01	3.02	(4.81)	(4.21)	(2.62)
Total from investment operations	1.10	3.05	(4.79)	(4.21)	(2.61)
Less distributions from: Net investment income	(.03)	(.02)	(.01)	(.03)	—
Net realized gains on investment transactions	—	—	—	(2.47)	(3.44)
Total distributions	(.03)	(.02)	(.01)	(2.50)	(3.44)
Net asset value, end of period	$ 15.59	$ 14.52	$ 11.49	$ 16.29	$ 23.00
Total Return (%)	7.56	26.51	(29.37)	(19.64)	(10.13)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	15.89		.71	1.16
Ratio of expenses before expense reductions (%)	.88	.87	.76	.77[c]	.74
Ratio of expenses after expense reductions (%)	.88	.87	.76	.75[c]	.74
Ratio of net investment income (loss) (%)	.60	.25	.13	.02	.05
Portfolio turnover rate (%)	15	13	25	33	55

a Based on average shares outstanding during the period.

b Less than $.005 per share

c The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were ..50% and .50%, and .75% and .75% for Class A and Class B, respectively.

Performance Summary December 31, 2004

21st Century Growth Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk. Stocks of small companies involve greater risk, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements than securities of larger, more established companies. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this Portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this Portfolio would be lower.

Growth of an Assumed $10,000 Investment
[] 21st Century Growth Portfolio — Class A* [] Russell 2000 Growth Index

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume the reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results (as of December 31, 2004)
21st Century Growth Portfolio*		1-Year	3-Year	5-Year	Life of Portfolio
Class A	Growth of $10,000	$11,086	$8,523	$5,075	$8,966
	Average annual total return	10.86%	-5.19%	-12.69%	-1.91%
Class B	Growth of $10,000	$11,059	$8,488	$5,013	$8,814
	Average annual total return	10.59%	-5.32%	-12.90%	-2.20%
Russell 2000 Growth Index	Growth of $10,000	$11,431	$11,841	$8,338	$11,150
	Average annual total return	14.31%	5.79%	-3.57%	1.94%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 3, 1999. Index returns begin April 30,1999.

Information About Your Portfolio's Expenses

21st Century Growth Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,045.30	$ 1,046.10
Expenses Paid per $1,000*	$ 6.52	$ 7.18
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,018.83	$ 1,018.19
Expenses Paid per $1,000*	$ 6.44	$ 7.08

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series I — 21st Century Growth Portfolio	1.26%	1.39%

For more information, please refer to the Portfolio's prospectus.

Management Summary December 31, 2004

21st Century Growth Portfolio

Small cap shares produced solid gains in 2004, outperforming both large- and mid-cap issues. Small, low-quality and richly valued companies, which investors had focused on during 2003, continued their reversal in 2004. By contrast, the investment environment favored quality companies with attractive valuations and strong fundamentals (management style, products, sales and earnings) — the type of companies that we favor over the long term. During the year, we found it encouraging that the market was able to weather a mixed bag of labor reports, the insurgency in Iraq, a mid-year spike in oil prices and the hotly contested presidential election. For the 12-month period ended December 31, 2004, the portfolio produced a 10.86% total return (Class A shares, unadjusted for contract charges), though it underperformed the 14.31% return of the Russell 2000 Growth Index.

Stock selection contributed to performance over the 12-month period. Holdings within information technology and financials were the largest contributors. Stock selection within the consumer discretionary sector detracted from performance during the period. In terms of sector allocation, our overweight in information technology was the biggest driver of positive performance over the period, while an overweight in consumer discretionary was a significant detractor.

With underlying economic and market factors supportive of the equity markets, investors should continue to focus on those more profitable small-cap companies that report superior earnings. This should bode well for this segment of the stock market, despite rising interest rates, high energy costs and the weakening dollar.

Samuel A. Dedio
Robert S. Janis
Co-Lead Portfolio Managers

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk. Stocks of small companies involve greater risk, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements than securities of larger, more established companies. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

21st Century Growth Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03

Common Stocks	98%	96%
Cash Equivalents	2%	4%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03

Information Technology	29%	36%
Health Care	24%	18%
Consumer Discretionary	21%	16%
Industrials	9%	8%
Financials	8%	9%
Consumer Staples	5%	4%
Energy	3%	4%
Materials	1%	2%
Other	—	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 74. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to scudder.com on the 15th of the following month. Please call 1-800-778-1482.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2004

21st Century Growth Portfolio

	Shares	Value ($)

Common Stocks 98.5%
Consumer Discretionary 21.1%
Hotels Restaurants & Leisure 8.6%
Buffalo Wild Wings, Inc.*	18,500	643,985
Life Time Fitness, Inc.*	26,500	685,820
P.F. Chang's China Bistro, Inc.*	19,900	1,121,365
RARE Hospitality International, Inc.*	36,650	1,167,669
Shuffle Master, Inc.* (c)	22,600	1,064,460
		4,683,299
Internet & Catalog Retail 1.2%
Sharper Image Corp.*	32,700	616,395
Media 2.1%
Journal Register Co.*	31,500	608,895
Lions Gate Entertainment Corp.*	51,000	541,620
		1,150,515
Specialty Retail 6.8%
Aeropostale, Inc.*	41,900	1,233,117
Hot Topic, Inc.*	62,900	1,081,251
Kenneth Cole Productions, Inc. "A"	30,100	928,886
New York & Co., Inc.*	26,800	442,736
		3,685,990
Textiles, Apparel & Luxury Goods 2.4%
Gildan Activewear, Inc. "A"	21,500	730,785
The Warnaco Group, Inc.*	26,500	572,400
		1,303,185
Consumer Staples 4.7%
Food & Staples Retailing 2.5%
United Natural Foods, Inc.*	43,200	1,343,520
Household Products 2.2%
Jarden Corp.*	28,100	1,220,664
Energy 2.9%
Oil & Gas
Bill Barrett Corp.*	17,800	569,422
Southwestern Energy Co.*	19,600	993,524
		1,562,946
Financials 7.9%
Capital Markets 3.7%
Jefferies Group, Inc.	20,000	805,600
Piper Jaffray Companies, Inc.*	25,300	1,213,135
		2,018,735
Diversified Financial Services 2.8%
Affiliated Managers Group, Inc.*	22,050	1,493,667
Insurance 1.4%
KMG America Corp.*	67,700	744,700
Health Care 23.9%
Health Care Equipment & Supplies 6.5%
Advanced Medical Optics, Inc.*	26,200	1,077,868
American Medical Systems Holdings, Inc.*	14,300	597,883
	Shares	Value ($)

ArthroCare Corp.* (c)	25,800	827,148
Wright Medical Group, Inc.*	35,400	1,008,900
		3,511,799
Health Care Providers & Services 14.2%
American Healthways, Inc.* (c)	28,200	931,728
AMERIGROUP Corp.*	21,900	1,656,954
Beverly Enterprises, Inc.*	131,200	1,200,480
Centene Corp.*	70,500	1,998,675
United Surgical Partners International, Inc.*	28,500	1,188,450
WellCare Health Plans, Inc.*	23,500	763,750
		7,740,037
Pharmaceuticals 3.2%
Able Laboratories, Inc.*	24,700	561,925
Connetics Corp.*	47,900	1,163,491
		1,725,416
Industrials 8.5%
Commercial Services & Supplies 1.3%
CoStar Group, Inc.*	14,700	678,846
Machinery 2.8%
Joy Global, Inc.	20,700	899,001
Watts Water Technologies, Inc. "A"	18,900	609,336
		1,508,337
Road & Rail 2.0%
Heartland Express, Inc.	49,396	1,109,928
Transportation Infrastructure 2.4%
Overnite Corp.	35,400	1,318,296
Information Technology 28.5%
Communications Equipment 5.8%
Avocent Corp.*	26,500	1,073,780
CommScope, Inc.*	43,800	827,820
Foundry Networks, Inc.*	93,700	1,233,092
		3,134,692
Internet Software & Services 4.9%
Audible, Inc.*	28,900	752,845
Openwave Systems, Inc.*	59,900	926,054
Websense, Inc.*	19,200	973,824
		2,652,723
IT Consulting & Services 1.4%
CSG Systems International, Inc.*	41,300	772,310
Semiconductors & Semiconductor Equipment 8.4%
AMIS Holdings, Inc.*	31,900	526,988
Emulex Corp.*	63,200	1,064,288
FormFactor, Inc.*	31,300	849,482
Power Integrations, Inc.*	57,600	1,139,328
Tessera Technologies, Inc.*	26,200	974,902
		4,554,988
Software 8.0%
Hyperion Solutions Corp.*	30,300	1,412,586
Kronos, Inc.*	19,300	986,809
	Shares	Value ($)

Macromedia, Inc.*	30,500	949,160
THQ, Inc.*	43,200	991,008
		4,339,563
Materials 1.0%
Metals & Mining
Foundation Coal Holdings, Inc.*	24,600	567,276
Total Common Stocks (Cost $42,697,164)		53,437,827

Securities Lending Collateral 3.7%
Daily Assets Fund Institutional, 2.25% (d) (e)(Cost $2,002,125)	2,002,125	2,002,125
	Shares	Value ($)

Cash Equivalents 1.9%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $1,064,599)	1,064,599	1,064,599
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $45,763,888) (a)	104.1	56,504,551
Other Assets and Liabilities, Net	(4.1)	(2,248,632)
Net Assets	100.0	54,255,919

* Non-income producing security.

(a) The cost for federal income tax purposes was $45,793,968. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $10,710,583. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $11,198,959 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $488,376.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) All or a portion on these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $1,955,970, which is 3.6% of total net assets.

(d) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending.

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2004, aggregated $60,255,923 and $63,922,829, respectively.

At December 31, 2004, the 21st Century Growth Portfolio had a net tax basis capital loss carryforward of approximately $25,411,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009 ($12,036,000), December 31, 2010 ($9,220,000) and December 31, 2011 ($4,155,000), the respective expiration dates, whichever occurs first.

Financial Statements

21st Century Growth Portfolio

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value — including $1,955,970 of securities loaned (cost $42,697,164)	$ 53,437,827
Investment in Daily Assets Fund Institutional (cost $2,002,125)*	2,002,125
Investment in Scudder Cash Management QP Trust (cost $1,064,599)	1,064,599
Total investments in securities, at value (cost $45,763,888)	56,504,551
Cash	10,000
Receivable for investments sold	25,876
Dividends receivable	988
Interest receivable	2,899
Receivable for Portfolio shares sold	12,942
Other assets	2,149
Total assets	56,559,405
Liabilities
Payable upon return of securities loaned	2,002,125
Payable for investments purchased	218,778
Payable for Portfolio shares redeemed	2,035
Accrued management fee	40,652
Other accrued expenses and payables	39,896
Total liabilities	2,303,486
Net assets, at value	$ 54,255,919
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on investments	10,740,663
Accumulated net realized gain (loss)	(25,440,630)
Paid-in capital	68,955,886
Net assets, at value	$ 54,255,919
Net Asset Value
Class A Net Asset Value, offering and redemption price per share ($45,913,804 ÷ 8,651,769 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 5.31
Class B Net Asset Value, offering and redemption price per share ($8,342,115 ÷ 1,598,365 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 5.22

* Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004
Investment Income
Income: Dividends	$ 63,088
Interest — Scudder Cash Management QP Trust	33,476
Securities lending income, including income from Daily Assets Fund Institutional	28,833
Total Income	125,397
Expenses: Management fee	469,123
Custodian fees	12,863
Accounting fees	66,207
Distribution service fees (Class B)	20,042
Record keeping fees (Class B)	10,714
Auditing	20,397
Legal	8,686
Trustees' fees and expenses	4,090
Reports to shareholders	6,452
Other	1,579
Total expenses, before expense reductions	620,153
Expense reductions	(13,294)
Total expenses, after expense reductions	606,859
Net investment income (loss)	(481,462)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	1,667,420
Net unrealized appreciation (depreciation) during the period on investments	4,003,558
Net gain (loss) on investment transactions	5,670,978
Net increase (decrease) in net assets resulting from operations	$ 5,189,516

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2004	2003
Operations: Net investment income (loss)	$ (481,462)	$ (393,294)
Net realized gain (loss) on investment transactions	1,667,420	940,146
Net unrealized appreciation (depreciation) on investment transactions during the period	4,003,558	10,800,560
Net increase (decrease) in net assets resulting from operations	5,189,516	11,347,412
Portfolio share transactions: Class A Proceeds from shares sold	8,657,825	16,045,090
Cost of shares redeemed	(14,689,797)	(12,701,118)
Net increase (decrease) in net assets from Class A share transactions	(6,031,972)	3,343,972
Class B Proceeds from shares sold	4,534,980	5,228,477
Cost of shares redeemed	(2,898,118)	(130,839)
Net increase (decrease) in net assets from Class B share transactions	1,636,862	5,097,638
Increase (decrease) in net assets	794,406	19,789,022
Net assets at beginning of period	53,461,513	33,672,491
Net assets at end of period	$ 54,255,919	$ 53,461,513
Other Information
Class A Shares outstanding at beginning of period	9,918,991	9,153,467
Shares sold	1,746,788	3,849,909
Shares redeemed	(3,014,010)	(3,084,385)
Net increase (decrease) in Portfolio shares	(1,267,222)	765,524
Shares outstanding at end of period	8,651,769	9,918,991
Class B Shares outstanding at beginning of period	1,256,244	44,351
Shares sold	924,996	1,245,969
Shares redeemed	(582,875)	(34,076)
Net increase (decrease) in Portfolio shares	342,121	1,211,893
Shares outstanding at end of period	1,598,365	1,256,244

The accompanying notes are an integral part of the financial statements.

Financial Highlights

21st Century Growth Portfolio

Class A

Years Ended December 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 4.79	$ 3.66	$ 6.23	$ 8.12	$ 10.55
Income (loss) from investment operations: Net investment income (loss)[a]	(.04)	(.04)	(.04)	(.04)	(.11)
Net realized and unrealized gain (loss) on investment transactions	.56	1.17	(2.53)	(1.85)	(2.20)
Total from investment operations	.52	1.13	(2.57)	(1.89)	(2.31)
Less distributions from: Net realized gains on investment transactions	—	—	—	—	(.12)
Net asset value, end of period	$ 5.31	$ 4.79	$ 3.66	$ 6.23	$ 8.12
Total Return (%)	10.86[b]	30.87	(41.25)	(23.28)[b]	(22.39)[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	46	48	34	45	26
Ratio of expenses before expense reductions (%)	1.14	1.19	1.11	1.17[c]	1.35
Ratio of expenses after expense reductions (%)	1.14	1.19	1.11	1.15[c]	1.29
Ratio of net investment income (loss) (%)	(.91)	(.91)	(.88)	(.64)	(1.06)
Portfolio turnover rate (%)	117	113	72	103	109

Class B

Years Ended December 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 4.72	$ 3.62	$ 6.15	$ 8.04	$ 10.51
Income (loss) from investment operations: Net investment income (loss)[a]	(.05)	(.06)	(.05)	(.06)	(.13)
Net realized and unrealized gain (loss) on investment transactions	.55	1.16	(2.48)	(1.83)	(2.22)
Total from investment operations	.50	1.10	(2.53)	(1.89)	(2.35)
Less distributions from: Net realized gains on investment transactions	—	—	—	—	(.12)
Net asset value, end of period	$ 5.22	$ 4.72	$ 3.62	$ 6.15	$ 8.04
Total Return (%)	10.59[b]	30.39	(41.14)	(23.51)[b]	(22.79)[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	6	—***	—***	—***
Ratio of expenses before expense reductions (%)	1.53	1.59	1.36	1.42[c]	1.60
Ratio of expenses after expense reductions (%)	1.39	1.59	1.36	1.40[c]	1.54
Ratio of net investment income (loss) (%)	(1.16)	(1.31)	(1.13)	(.89)	(1.31)
Portfolio turnover rate (%)	117	113	72	103	109

a Based on average shares outstanding during the period.

b Total return would have been lower had certain expenses not been reduced.

c The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.16% and 1.15%, and 1.41% and 1.40% for Class A and Class B, respectively.

*** Net assets less than one million

Performance Summary December 31, 2004

Global Discovery Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

This portfolio is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuations, political and economic changes and market risks. Additionally, stocks of small-sized companies involve greater risk as they often have limited product lines, markets, or financial resources and may be sensitive to erratic and abrupt market movements more so than securities of larger, more-established companies. All of these factors may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this Portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for Class B for this Portfolio would be lower.

Growth of an Assumed $10,000 Investment
[] Global Discovery Portfolio — Class A* [] S&P/Citigroup World Equity EMI

S&P/Citigroup World Equity Extended Market Index (formerly known as Salomon Smith Barney World Equity Extended Market Index) is an unmanaged small capitalization stock universe of 22 countries. Index returns assume the reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results (as of December 31, 2004)
Global Discovery Portfolio		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$12,335	$14,733	$10,522	$24,098
	Average annual total return	23.35%	13.79%	1.02%	10.68%
S&P/Citigroup World Equity EMI	Growth of $10,000	$12,353	$15,937	$14,517	$20,792
	Average annual total return	23.53%	16.81%	7.74%	8.81%
Global Discovery Portfolio		1-Year	3-Year	5-Year	Life of Class**
Class B	Growth of $10,000	$12,312	$14,640	$10,391	$22,801
	Average annual total return	23.12%	13.55%	.77%	11.35%
S&P/Citigroup World Equity EMI	Growth of $10,000	$12,353	$15,937	$14,517	$21,063
	Average annual total return	23.53%	16.81%	7.74%	10.20%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1,1996. Index returns begin April 30, 1996. Total returns for the Life of Portfolio period for Class A shares would have been lower if the Portfolio's expenses were not maintained.

** The Portfolio commenced selling Class B shares on May 2, 1997. Index returns begin April 30, 1997.

Information About Your Portfolio's Expenses

Global Discovery Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Class B limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,172.60	$ 1,172.90
Expenses Paid per $1,000*	$ 6.49	$ 7.13
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,019.23	$ 1,018.64
Expenses Paid per $1,000*	$ 6.03	$ 6.62

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series I — Global Discovery Portfolio	1.18%	1.30%

For more information, please refer to the Portfolio's prospectus.

Management Summary December 31, 2004

Global Discovery Portfolio

The portfolio delivered a robust absolute return of 23.35% (Class A shares, unadjusted for contract charges) in 2004, in line with the 23.53% return of the S&P/Citigroup World Equity Extended Market Index (EMI). The portfolio finished first among the twenty-eight comparable annuity portfolios in Lipper's Global Growth category.

We added value through our stock selection, especially within financials. Here, the portfolio's top performer was Anglo Irish Bank Corp. (5.36% of net assets as of December 31, 2004). Our selection was also favorable in the consumer discretionary group, where winners included Harman International (1.46%) and JC Decaux SA (1.38%). The primary detractor from performance was the portfolio's sector allocations, where we were hurt by an overweight in technology and underweights in energy, industrials and materials. Stock selection in health care was also a negative.

Financials represent the portfolio's largest sector weighting, although we have been actively trimming our largest positions in the group as they appreciate. We moved to an overweight in the consumer discretionary area, where recent additions include PF Chang's China Bistro Inc. (1.05%) and Advanced Auto Parts, Inc. (1.40%). We also increased the portfolio's weighting in industrials. Weightings in health care and technology were reduced during the year, and the portfolio remains underweight in materials and staples.

On a regional basis, Europe is proving to be the most fertile ground in which to find fast-growing, reasonably valued companies. The United States and the Pacific Rim are also home to a wealth of compelling opportunities, but we are less enthusiastic on valuations in the United States.

Joseph Axtell
Terrence S. Gray
Portfolio Managers

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuations, political and economic changes and market risks. Additionally, stocks of small-sized companies involve greater risk as they often have limited product lines, markets or financial resources and may be sensitive to erratic and abrupt market movements more so than securities of larger, more established companies. All of these factors may result in greater share price volatility. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The S&P/Citigroup World Equity Extended Market Index (Citigroup World Equity EMI), formerly Salomon Smith Barney World Equity Extended Market Index, is an unmanaged index of small-capitalization stocks within 22 countries around the globe. Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Global Discovery Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03

Common Stocks and Warrants	94%	99%
Cash Equivalents	6%	1%
	100%	100%
Geographical Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03

Europe	41%	38%
United States	35%	39%
Japan	7%	7%
Pacific Basin	5%	5%
United Kingdom	5%	6%
Latin America	2%	2%
Australia	2%	2%
Canada	2%	—
Other	1%	1%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03

Financials	25%	26%
Consumer Discretionary	21%	17%
Information Technology	16%	18%
Industrials	15%	12%
Health Care	12%	17%
Materials	3%	3%
Energy	3%	2%
Utilities	2%	2%
Consumer Staples	2%	1%
Telecommunication Services	1%	2%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 84. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to scudder.com on the 15th of the following month. Please call 1-800-778-1482.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2004

Global Discovery Portfolio

	Shares	Value ($)

Common Stocks 94.1%
Australia 1.8%
Macquarie Bank Ltd.	80,811	2,945,670
QBE Insurance Group Ltd.	127,194	1,530,508
(Cost $1,766,478)		4,476,178
Austria 0.4%
Wienerberger AG (Cost $654,342)	20,600	984,219
Brazil 1.9%
Aracruz Celulose SA "B" (ADR)	78,300	2,951,910
Empresa Brasiliera de Aeronautica SA (Preferred) (ADR)	60,118	2,010,346
(Cost $3,312,870)		4,962,256
Canada 1.8%
ING Canada, Inc.*	59,500	1,455,532
OPTI Canada, Inc.*	42,200	684,343
ZENON Environmental, Inc.*	119,600	2,340,792
(Cost $4,036,265)		4,480,667
Denmark 1.4%
GN Store Nord A/S (GN Great Nordic)	211,900	2,284,511
Group 4 Securicor PLC* (c)	445,260	1,204,164
(Cost $3,093,093)		3,488,675
France 4.6%
Autoroutes du Sud de la France	75,715	3,807,877
Camaieu	22,075	2,196,398
Flamel Technologies SA (ADR)* (c)	116,500	2,270,585
JC Decaux SA*	121,075	3,534,988
(Cost $7,173,306)		11,809,848
Germany 9.9%
Deutsche Boerse AG (c)	85,403	5,140,200
Fresenius Medical Care AG (c)	86,251	6,941,582
Hypo Real Estate Holdings AG*	80,437	3,334,686
Puma AG	17,625	4,846,456
Rational AG	12,500	1,163,178
Stada Arzneimittel AG (c)	96,096	2,598,001
United Internet AG	50,955	1,381,748
(Cost $13,937,107)		25,405,851
Greece 5.6%
Alpha Bank AE	148,300	5,172,459
Coca-Cola Hellenic Bottling Co. SA	98,100	2,400,163
Germanos SA	64,100	1,899,389
Greek Organization of Football Prognostics	106,200	2,936,126
Titan Cement Co.	61,600	1,825,309
(Cost $8,480,265)		14,233,446
Hong Kong 2.5%
Kingboard Chemical Holdings Ltd.	1,078,400	2,289,243
Midland Realty Holdings Ltd.	2,238,700	1,267,292
Wing Hang Bank Ltd.	420,200	2,946,325
(Cost $4,543,898)		6,502,860
India 0.5%
Mahindra & Mahindra Ltd. (Cost $1,071,275)	96,300	1,206,242
	Shares	Value ($)

Ireland 8.2%
Anglo Irish Bank Corp., PLC	563,108	13,700,738
ICON PLC (ADR)*	27,300	1,055,145
Irish Continental Group PLC*	65,360	1,017,225
Jurys Doyle Hotel Group PLC	231,150	3,870,828
Ryanair Holdings PLC*	169,500	1,209,562
(Cost $5,076,298)		20,853,498
Japan 6.5%
AEON Credit Services Co., Ltd.	32,600	2,427,423
AEON Mall Co., Ltd.	35,000	2,489,997
JAFCO Co., Ltd.	21,500	1,460,330
Matsui Securities Co., Ltd. (c)	46,800	1,630,487
Nidec Corp. (c)	36,600	4,461,149
Park24 Co., Ltd.* (c)	92,000	1,651,996
Sumitomo Realty & Development Co., Ltd.	195,000	2,542,402
(Cost $11,924,750)		16,663,784
Korea 0.7%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	71,700	1,066,634
Korea Information Service, Inc.	35,000	666,055
(Cost $2,032,620)		1,732,689
Netherlands 3.7%
Chicago Bridge & Iron Co., NV (New York Shares) (ADR)	51,800	2,072,000
IHC Caland NV	54,485	3,461,505
Vedior NV	247,258	4,029,663
(Cost $6,474,444)		9,563,168
Norway 0.7%
Tandberg ASA (c) (Cost $730,581)	147,200	1,828,866
Russia 1.0%
Mobile Telesystems (ADR) (Cost $504,171)	17,600	2,437,776
Spain 1.5%
ACS, Actividades de Construccion y Servicios SA	102,300	2,336,061
Amadeus Global Travel Distribution SA "A"	154,700	1,591,789
(Cost $2,346,013)		3,927,850
Sweden 1.0%
Eniro AB	197,200	2,017,877
Micronic Laser Systems AB*	60,700	609,704
(Cost $1,891,931)		2,627,581
Switzerland 0.5%
Micronas Semiconductor Holdings AG (Foreign Registered)* (Cost $1,028,882)	24,500	1,201,192
Taiwan 1.5%
Compal Electronics, Inc.	1,853,880	1,854,465
Siliconware Precision Industries Co.*	2,547,600	2,106,252
(Cost $4,479,402)		3,960,717
Thailand 0.7%
Bangkok Bank PCL (Foreign Registered) (Cost $1,494,304)	597,300	1,752,695
	Shares	Value ($)

United Kingdom 4.2%
Aegis Group PLC	1,195,335	2,478,520
ARM Holdings PLC (c)	738,941	1,567,657
John Wood Group PLC	296,959	763,977
Misys PLC	291,370	1,170,548
Taylor Nelson Sofres PLC	574,840	2,494,218
Viridian Group PLC	168,979	2,368,288
(Cost $11,563,963)		10,843,208
United States 33.5%
Advance Auto Parts, Inc.*	82,000	3,581,760
Affiliated Computer Services, Inc. "A"*	32,200	1,938,118
Allegheny Energy, Inc.* (c)	160,300	3,159,513
Applied Micro Circuits Corp.*	231,700	975,457
Caremark Rx, Inc.*	144,700	5,705,521
Carter's, Inc.*	63,200	2,148,168
Celgene Corp.* (c)	82,600	2,191,378
Diebold, Inc.	39,700	2,212,481
EOG Resources, Inc.	31,500	2,247,840
Fiserv, Inc.*	92,600	3,721,594
Foundation Coal Holdings, Inc.	17,900	412,774
FTI Consulting, Inc.*	82,950	1,747,756
Gentex Corp.	49,500	1,832,490
GTECH Holdings Corp.	143,800	3,731,610
Harman International Industries, Inc.	41,900	5,321,300
Harris Interactive, Inc.*	144,600	1,142,340
Invitrogen Corp.*	37,400	2,510,662
Joy Global, Inc.	34,700	1,507,021
Kenneth Cole Productions, Inc. "A"	44,500	1,373,270
Lam Research Corp.*	45,700	1,321,187
LECG Corp.*	64,100	1,195,465
Legg Mason, Inc.	104,450	7,652,007
Mercury Interactive Corp.*	49,200	2,241,060
New York & Co., Inc.*	106,200	1,754,424
P.F. Chang's China Bistro, Inc.*	47,600	2,682,260
	Shares	Value ($)

Par Pharmaceutical Cos., Inc.*	53,800	2,226,244
Rowan Companies, Inc.*	43,400	1,124,060
Spinnaker Exploration Co.*	28,800	1,010,016
Symbol Technologies, Inc.	119,093	2,060,309
The First Marblehead Corp.*	62,900	3,538,125
Thoratec Corp.*	114,800	1,196,216
THQ, Inc.*	120,300	2,759,682
Waters Corp.*	64,400	3,013,276
Zions Bancorp.	64,000	4,353,920
(Cost $61,248,619)		85,589,304
Total Common Stocks (Cost $158,864,877)		240,532,570

Warrants 0.0%
Hong Kong
Kingboard Chemical Holdings Ltd.* (Cost $849)	91,640	48,928

Securities Lending Collateral 11.8%
Daily Assets Fund Institutional, 2.25% (d) (e) (Cost $30,054,142)	30,054,142	30,054,142

Cash Equivalents 6.2%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $15,964,746)	15,964,746	15,964,746
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $204,884,614) (a)	112.1	286,600,386
Other Assets and Liabilities, Net	(12.1)	(30,914,007)
Net Assets	100.0	255,686,379

* Non-income producing security.

(a) The cost for federal income tax purposes was $206,593,228. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $80,007,158. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $86,671,256 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,664,098.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $28,669,428, which is 11.2% of total net assets.

(d) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending.

ADR: American Depositary Receipt

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2004, aggregated $49,763,481 and $50,081,920, respectively.

At December 31, 2004, the Global Discovery Portfolio had a net tax basis capital loss carryforward of approximately $42,800,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009 ($11,900,000), December 31, 2010 ($25,700,000) and December 31, 2011 ($5,200,000), the respective expiration dates, whichever occurs first.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Global Discovery Portfolio

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value — including $28,669,428 of securities loaned (cost $158,865,726)	$ 240,581,498
Investment in Daily Assets Fund Institutional (cost $30,054,142)*	30,054,142
Investment in Scudder Cash Management QP Trust (cost $15,964,746)	15,964,746
Total investment in securities, at value (cost $204,884,614)	286,600,386
Foreign currency, at value (cost $102,603)	109,715
Receivable for investments sold	91,087
Dividends receivable	196,240
Interest receivable	36,393
Receivable for Portfolio shares sold	21,490
Foreign taxes recoverable	26,014
Other assets	6,703
Total assets	287,088,028
Liabilities
Payable upon return of securities loaned	30,054,142
Payable for Portfolio shares redeemed	1,027,603
Accrued management fee	205,410
Other accrued expenses and payables	114,494
Total liabilities	31,401,649
Net assets, at value	$ 255,686,379
Net Assets
Net assets consist of: Undistributed net investment income	111,958
Net unrealized appreciation (depreciation) on: Investments	81,715,772
Foreign currency related transactions	10,545
Accumulated net realized gain (loss)	(43,143,482)
Paid-in capital	216,991,586
Net assets, at value	$ 255,686,379
Class A Net Asset Value, offering and redemption price per share ($232,068,523 ÷ 18,170,922 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 12.77
Class B Net Asset Value, offering and redemption price per share ($23,617,856 ÷ 1,871,933 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 12.62
Statement of Operations for the year ended December 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $202,585)	$ 2,472,313
Interest — Scudder Cash Management QP Trust	114,567
Securities lending income, including income from Daily Assets Fund Institutional	118,790
Total Income	2,705,670
Expenses: Management fee	2,073,565
Custodian fees	162,711
Accounting fees	180,569
Distribution service fees (Class B)	45,532
Record keeping fee (Class B)	14,005
Auditing	41,094
Legal	10,406
Trustees' fees and expenses	8,209
Reports to shareholders	20,338
Other	14,336
Total expenses, before expense reductions	2,570,765
Expense reductions	(25,216)
Total expenses, after expense reductions	2,545,549
Net investment income (loss)	160,121
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	13,187,068
Foreign currency related transactions	(4,997)
13,182,071
Net unrealized appreciation (depreciation) during the period on: Investments	33,488,353
Foreign currency related transactions	(272)
33,488,081
Net gain (loss) on investment transactions	46,670,152
Net increase (decrease) in net assets resulting from operations	$ 46,830,273

The accompanying notes are an integral part of the financial statements.

* Represents collateral on securities loaned.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2004	2003
Operations: Net investment income (loss)	$ 160,121	$ 406,219
Net realized gain (loss) on investment transactions	13,182,071	(3,501,571)
Net unrealized appreciation (depreciation) on investment transactions during the period	33,488,081	65,108,493
Net increase (decrease) in net assets resulting from operations	46,830,273	62,013,141
Distributions to shareholders from: Net investment income: Class A	(501,729)	(133,861)
Portfolio share transactions: Class A Proceeds from shares sold	33,267,780	36,495,865
Reinvestment of distributions	501,729	133,861
Cost of shares redeemed	(26,576,758)	(33,146,972)
Net increase (decrease) in net assets from Class A share transactions	7,192,751	3,482,754
Class B Proceeds from shares sold	9,197,327	6,497,655
Cost of shares redeemed	(3,074,994)	(1,234,627)
Net increase (decrease) in net assets from Class B share transactions	6,122,333	5,263,028
Increase (decrease) in net assets	59,643,628	70,625,062
Net assets at beginning of period	196,042,751	125,417,689
Net assets at end of period (including undistributed net investment income of $111,958 and $396,318, respectively)	$ 255,686,379	$ 196,042,751
Other Information
Class A Shares outstanding at beginning of period	17,610,512	17,358,587
Shares sold	2,966,838	4,275,233
Shares issued to shareholders in reinvestment of distributions	46,673	18,413
Shares redeemed	(2,453,101)	(4,041,721)
Net increase (decrease) in Portfolio shares	560,410	251,925
Shares outstanding at end of period	18,170,922	17,610,512
Class B Shares outstanding at beginning of period	1,289,405	645,610
Shares sold	862,506	796,263
Shares redeemed	(279,978)	(152,468)
Net increase (decrease) in Portfolio shares	582,528	643,795
Shares outstanding at end of period	1,871,933	1,289,405

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Global Discovery Portfolio

Class A

Years Ended December 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 10.38	$ 6.97	$ 8.70	$ 11.76	$ 13.18
Income (loss) from investment operations: Net investment income (loss)[a]	.01	.02	(.00)[b]	(.00)[b]	(.03)
Net realized and unrealized gain (loss) on investment transactions	2.41	3.40	(1.73)	(2.87)	(.62)
Total from investment operations	2.42	3.42	(1.73)	(2.87)	(.65)
Less distributions from: Net investment income	(.03)	(.01)	—	—	(.11)
Net realized gains on investment transactions	—	—	—	(.19)	(.66)
Total distributions	(.03)	(.01)	—	(.19)	(.77)
Net asset value, end of period	$ 12.77	$ 10.38	$ 6.97	$ 8.70	$ 11.76
Total Return (%)	23.35	49.09	(19.89)	(24.59)	(5.29)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	232	183	121	150	159
Ratio of expenses before expense reductions (%)	1.18	1.18	1.19	1.23[c]	1.28
Ratio of expenses after expense reductions (%)	1.18	1.18	1.19	1.22[c]	1.28
Ratio of net investment income (loss) (%)	.09	.28	(.03)	.00[d]	(.25)
Portfolio turnover rate (%)	24	41	47	56	66

Class B

Years Ended December 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 10.25	$ 6.89	$ 8.62	$ 11.69	$ 13.11
Income (loss) from investment operations: Net investment income (loss)[a]	(.01)	.00[b]	(.02)	(.02)	(.07)
Net realized and unrealized gain (loss) on investment transactions	2.38	3.36	(1.71)	(2.86)	(.61)
Total from investment operations	2.37	3.36	(1.73)	(2.88)	(.68)
Less distributions from: Net investment income	—	—	—	—	(.08)
Net realized gains on investment transactions	—	—	—	(.19)	(.66)
Total distributions	—	—	—	(.19)	(.74)
Net asset value, end of period	$ 12.62	$ 10.25	$ 6.89	$ 8.62	$ 11.69
Total Return (%)	23.12[e]	48.77	(20.07)	(24.96)	(5.42)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	13	4	7	11
Ratio of expenses before expense reductions (%)	1.52	1.43	1.44	1.48[c]	1.53
Ratio of expenses after expense reductions (%)	1.39	1.43	1.44	1.47[c]	1.53
Ratio of net investment income (loss) (%)	(.12)	.03	(.28)	(.25)	(.52)
Portfolio turnover rate (%)	24	41	47	56	66

a Based on average shares outstanding during the period.

b Less than $.005 per share

c The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.22% and 1.22%, and 1.47% and 1.47% for Class A and Class B, respectively.

d Less than .005%

e Total return would have been less had certain expenses not been reduced.

Performance Summary December 31, 2004

International Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

This Portfolio is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this Portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for Class B for this Portfolio would be lower.

Growth of an Assumed $10,000 Investment
[] International Portfolio — Class A [] MSCI EAFE® + Canada Index [] MSCI EAFE® Index

The Morgan Stanley Capital International (MSCI) Europe, Australasia, the Far East (EAFE®) + Canada Index is an unmanaged capitalization- weighted measure of stock markets in Europe, Australia, the Far East and Canada. Effective on July 12, 2004, MSCI EAFE Index replaced the MSCI EAFE + Canada Index as the portfolio's benchmark index because the advisor believes it is more appropriate to measure the portfolio's performance against the MSCI EAFE Index as it more accurately reflects the portfolio's investment strategy. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume the reinvestment of dividends net of withholding tax and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results (as of December 31, 2004)
International Portfolio		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,653	$12,153	$6,579	$16,755
	Average annual total return	16.53%	6.72%	-8.03%	5.30%
MSCI EAFE® + Canada Index	Growth of $10,000	$12,038	$14,132	$9,623	$17,810
	Average annual total return	20.38%	12.22%	-.77%	5.94%
MSCI EAFE® Index	Growth of $10,000	$12,025	$14,008	$9,445	$17,273
	Average annual total return	20.25%	11.89%	-1.13%	5.62%
International Portfolio		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$11,624	$12,063	$6,519	$12,160
	Average annual total return	16.24%	6.45%	-8.20%	2.59%
MSCI EAFE® + Canada Index	Growth of $10,000	$12,038	$14,132	$9,623	$14,161
	Average annual total return	20.38%	12.22%	-.77%	4.70%
MSCI EAFE® Index	Growth of $10,000	$12,025	$14,008	$9,445	$13,896
	Average annual total return	20.25%	11.89%	-1.13%	4.43%

The growth of $10,000 is cumulative.

* The Portfolio commenced selling Class B shares on May 8, 1997. Index returns begin May 31, 1997.

Information About Your Portfolio's Expenses

International Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Class B limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,140.50	$ 1,139.40
Expenses Paid per $1,000*	$ 5.73	$ 7.37
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,019.85	$ 1,018.31
Expenses Paid per $1,000*	$ 5.40	$ 6.96

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series I — International Portfolio	1.06%	1.37%

For more information, please refer to the Portfolio's prospectus.

Management Summary December 31, 2004

International Portfolio

International equities delivered robust performance during 2004, as the continued strength in corporate earnings and worldwide economic growth provided a positive underpinning for the markets. Dollar-based investors gained an additional boost to returns from the rising value of foreign currencies in relation to the change to the US dollar. The portfolio produced a positive absolute return of 16.53% (Class A shares, unadjusted for contract charges), but lagged the 20.25% return of the MSCI EAFE Index.

Performance was helped by favorable stock selection within technology, where the stocks in the portfolio provided a return approximately three times that of the tech stocks in the benchmark. Returns were also helped considerably by the strong performance of our holdings in the materials sector, as stocks such as BHP Billiton PLC (1.7% of assets as of December 31), Companhia Vale do Rio Doce SA (1.3%), POSCO (0.5%) and Nippon Steel Corp. (1.4%) benefited from rising demand from China. Performance was hurt by our stock selection in the consumer discretionary area, where key detractors were Japanese stocks — such as Sharp Corp. (0.6%) and Nissan Motor Co., Ltd. (1.4%) — whose export revenues were hurt by the strength of the yen. Selection within health care also detracted, particularly a position in AstraZeneca PLC (1.2%).

We continue to emphasize companies whose pricing power will enable them to pass on rising input costs, which in turn will allow them to maintain their profit margins amid an environment of slow to moderate demand growth. In addition, we continue to look for opportunities to invest in companies positioned to capitalize on the rapid growth of Asian consumer spending.

Alex Tedder Matthias Knerr
Lead Manager Sangita Uberoi
Managers

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates.

Effective July 12, 2004, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index replaced the MSCI EAFE & Canada Index as the portfolio's benchmark index because the advisor believes it is more appropriate to measure the portfolio's performance against the MSCI EAFE Index as it more accurately reflects the portfolio's investment strategy. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. For the year ended December 31, 2004, the MSCI EAFE & Canada Index returned 20.38%.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

International Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03

Common Stocks	100%	98%
Preferred Stocks	—	1%
Cash Equivalents	—	1%
	100%	100%
Geographical Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03

Europe (excluding United Kingdom)	47%	49%
Japan	23%	19%
United Kingdom	21%	22%
Pacific Basin	6%	6%
Latin America	2%	2%
Australia	1%	1%
Africa	—	1%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03

Financials	30%	28%
Consumer Discretionary	13%	11%
Energy	10%	8%
Health Care	9%	9%
Telecommunication Services	8%	10%
Information Technology	7%	9%
Industrials	7%	10%
Materials	6%	7%
Utilities	5%	3%
Consumer Staples	5%	5%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 95. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to scudder.com on the 15th of the following month. Please call 1-800-778-1482.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2004

International Portfolio

	Shares	Value ($)

Common Stocks 98.4%
Australia 1.4%
Australia & New Zealand Banking Group Ltd. (Cost $6,304,217)	484,092	7,813,487
Austria 1.1%
Wienerberger AG (Cost $4,306,475)	129,371	6,181,039
Brazil 1.7%
Companhia Vale do Rio Doce SA (ADR)	245,006	7,107,624
Petroleo Brasileiro SA (ADR)	70,000	2,784,600
(Cost $4,918,652)		9,892,224
Finland 0.9%
Nokia Oyj	187,357	2,959,207
Nokia Oyj (ADR)	128,290	2,010,304
(Cost $5,651,581)		4,969,511
France 8.1%
BNP Paribas SA	125,370	9,082,807
France Telecom SA	246,100	8,148,696
PSA Peugeot Citroen	51,230	3,251,925
Sanofi-Aventis	104,730	8,370,428
Total SA (c)	79,513	17,368,138
(Cost $32,498,394)		46,221,994
Germany 6.6%
Adidas-Salomon AG	37,200	6,004,485
E.ON AG (c)	145,706	13,281,289
Hypo Real Estate Holdings AG*	179,000	7,420,824
Metro AG (c)	116,850	6,430,959
Siemens AG	51,470	4,364,141
(Cost $27,300,444)		37,501,698
Greece 2.0%
Alpha Bank AE	185,522	6,470,701
Hellenic Telecommunications Organization SA	280,520	5,040,743
(Cost $7,749,574)		11,511,444
Hong Kong 1.9%
Esprit Holdings Ltd.	1,271,748	7,690,012
Yue Yuen Industrial (Holdings) Ltd.	1,020,000	2,801,729
(Cost $8,064,895)		10,491,741
Hungary 0.9%
OTP Bank Rt (GDR) (Cost $1,828,875)	86,457	5,273,877
India 1.4%
ICICI Ltd.	454,102	3,803,246
Reliance Industries Ltd.	345,000	4,236,508
(Cost $7,289,137)		8,039,754
Indonesia 0.7%
PT Telekomunikasi Indonesia (ADR) (Cost $3,985,984)	178,000	3,741,560
	Shares	Value ($)

Italy 5.1%
Banca Intesa SpA	1,567,400	7,541,928
Enel SpA	348,738	3,427,179
Eni SpA	465,920	11,665,416
Terna SpA (c)	2,290,050	6,567,902
(Cost $20,471,018)		29,202,425
Japan 22.6%
Aiful Corp.	38,656	4,251,519
Canon, Inc.	207,700	11,208,949
Credit Saison Co., Ltd.	85,000	3,094,076
Dai Nippon Printing Co., Ltd.	186,390	2,990,389
Daito Trust Construction Co., Ltd.	67,700	3,217,517
FANUC Ltd.	69,000	4,511,564
Hoya Corp.	58,500	6,605,299
Kirin Brewery Co., Ltd.	469,667	4,624,710
Mitsubishi Corp.	877,000	11,331,590
Mitsubishi Tokyo Financial Group, Inc.	636	6,454,963
Mitsui Fudosan Co., Ltd.	473,000	5,746,902
Mizuho Financial Group, Inc.	2,172	10,937,367
Nippon Mining Holdings, Inc.	552,000	2,596,506
Nippon Steel Corp. (c)	3,247,629	7,955,059
Nissan Motor Co., Ltd.	694,157	7,546,510
Sega Sammy Holdings, Inc. (c)	82,200	4,516,307
Sharp Corp.	212,269	3,465,659
Sony Corp.	131,016	5,063,173
Toyota Motor Corp.	389,500	15,850,639
Yamanouchi Pharmaceutical Co., Ltd. (c)	168,141	6,547,112
(Cost $100,247,019)		128,515,810
Korea 1.3%
POSCO	15,260	2,756,588
Samsung Electronics Co., Ltd.	10,127	4,407,084
(Cost $3,400,853)		7,163,672
Netherlands 3.2%
ING Groep NV	435,928	13,189,829
Koninklijke (Royal) Philips Electronics NV	189,230	5,018,183
(Cost $13,202,393)		18,208,012
Norway 1.7%
DNB NOR ASA	362,675	3,577,858
Statoil ASA	374,188	5,869,228
(Cost $7,576,649)		9,447,086
Russia 0.7%
Gazprom "S" (ADR) (Cost $3,826,258)	105,800	3,755,900
Singapore 0.8%
DBS Group Holdings Ltd. (Cost $4,531,753)	465,000	4,586,192
Spain 2.1%
Telefonica SA (Cost $6,661,728)	625,100	11,776,384
	Shares	Value ($)

Sweden 1.2%
Telefonaktiebolaget LM Ericsson "B" (c)* (Cost $2,489,579)	2,129,537	6,793,599
Switzerland 10.7%
Credit Suisse Group	162,200	6,818,363
Nestle SA (Registered)	56,379	14,750,464
Novartis AG (Registered)	152,475	7,683,421
Roche Holding AG	96,990	11,165,237
UBS AG (Registered)	173,897	14,581,900
Zurich Financial Services AG*	35,700	5,952,616
(Cost $43,653,253)		60,952,001
Taiwan 0.8%
Hon Hai Precision Industry Co., Ltd. (Cost $3,876,796)	984,000	4,564,468
Thailand 0.6%
Bangkok Bank PCL (Foreign Registered) (Cost $2,865,369)	1,107,165	3,248,824
United Kingdom 20.9%
AstraZeneca PLC	188,576	6,839,075
BAA PLC	434,555	4,872,329
BHP Billiton PLC	840,230	9,848,336
GlaxoSmithKline PLC	263,996	6,193,663
	Shares	Value ($)

HSBC Holdings PLC	872,587	14,725,722
Imperial Tobacco Group PLC	297,000	8,136,908
National Grid Transco PLC	639,270	6,087,584
Prudential PLC	744,976	6,479,171
Royal Bank of Scotland Group PLC	457,319	15,382,692
Shell Transport & Trading Co., PLC	1,712,976	14,602,030
Smith & Nephew PLC	457,137	4,677,918
Vodafone Group PLC	5,909,062	16,024,556
WPP Group PLC	459,800	5,058,277
(Cost $90,717,681)		118,928,261
Total Common Stocks (Cost $413,418,577)		558,780,963

Securities Lending Collateral 9.2%
Daily Assets Fund Institutional 2.25% (b)(d) (Cost $52,676,654)	52,676,654	52,676,654
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $466,095,231) (a)	107.6	611,457,617
Other Assets and Liabilities, Net	(7.6)	(43,437,058)
Net Assets	100.0	568,020,559

* Non-income producing security.

(a) The cost for federal income tax purposes was $471,674,698. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $139,782,919. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $141,696,625 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,913,706.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $50,136,838, which is 8.8% of total net assets.

(d) Represents collateral held in connection with securities lending.

ADR: American Depositary Receipts

GDR: Global Depositary Receipts

Purchases and sales of investment securities (excluding short-term investments) for the years ended December 31, 2004 aggregated $368,418,412 and $381,395,485, respectively.

At December 31, 2004, the International Portfolio had a net tax basis capital loss carryforward of approximately $221,457,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009 ($102,131,000), December 31, 2010 (105,374,000) and December 31, 2011 ($13,952,000), the respective expiration dates, whichever occurs first.

The accompanying notes are an integral part of the financial statements.

Financial Statements

International Portfolio

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value — including $50,136,838 of securities loaned (cost $413,418,577)	$ 558,780,963
Investment in Daily Assets Fund Institutional (cost $52,676,654)*	52,676,654
Total investments in securities, at value (cost $466,095,231)	611,457,617
Cash	1,210,298
Foreign currency, at value (cost $8,293,061)	8,446,568
Receivable for investments sold	4,697,386
Dividends receivable	814,462
Interest receivable	19,369
Receivable for Portfolio shares sold	148,257
Foreign taxes recoverable	320,265
Other assets	16,435
Total assets	627,130,657
Liabilities
Payable upon return of securities loaned	52,676,654
Payable for investments purchased	1,134,458
Payable for Portfolio shares redeemed	4,698,481
Accrued management fee	401,748
Other accrued expenses and payables	198,757
Total liabilities	59,110,098
Net assets, at value	$ 568,020,559
Net Assets
Net assets consist of: Undistributed net investment income	7,025,372
Net unrealized appreciation (depreciation) on: Investments	145,362,386
Foreign currency related transactions	232,550
Accumulated net realized gain (loss)	(224,951,671)
Paid-in capital	640,351,922
Net assets, at value	$ 568,020,559
Net Asset Value
Class A Net Asset Value, offering and redemption price per share ($532,944,733 ÷ 56,078,328 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.50
Class B Net Asset Value, offering and redemption price per share ($35,075,826 ÷ 3,699,485 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.48

* Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,225,430)	$ 10,321,390
Interest	147,796
Interest — Scudder Cash Management QP Trust	21,092
Securities lending income, including income from Daily Assets Fund Institutional	325,201
Total Income	10,815,479
Expenses: Management fee	4,489,153
Custodian fees	378,957
Accounting fees	372,264
Distribution service fees (Class B)	70,912
Record keeping fees (Class B)	25,287
Auditing	43,570
Legal	10,558
Trustees' fees and expenses	14,866
Reports to shareholders	34,648
Other	43,680
Total expenses, before expense reductions	5,483,895
Expense reductions	(13,797)
Total expenses, after expense reductions	5,470,098
Net investment income (loss)	5,345,381
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $99,642)	32,348,305
Foreign currency related transactions	2,033,411
Net increase from payments by affiliates and net losses realized on the disposal of investments in violation of restrictions	—
34,381,716
Net unrealized appreciation (depreciation) during the period on: Investments	41,879,708
Foreign currency related transactions	(5,542)
41,874,166
Net gain (loss) on investment transactions	76,255,882
Net increase (decrease) in net assets resulting from operations	$ 81,601,263

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2004	2003
Operations: Net investment income (loss)	$ 5,345,381	$ 5,716,911
Net realized gain (loss) on investment transactions	34,381,716	(4,157,550)
Net unrealized appreciation (depreciation) on investment transactions during the period	41,874,166	111,190,364
Net increase (decrease) in net assets resulting from operations	81,601,263	112,749,725
Distributions to shareholders from: Net investment income: Class A	(6,363,976)	(3,294,533)
Class B	(312,686)	(65,246)
Portfolio share transactions: Class A Proceeds from shares sold	57,653,358	144,783,011
Reinvestment of distributions	6,363,976	3,294,533
Cost of shares redeemed	(86,826,684)	(179,951,683)
Net increase (decrease) in net assets from Class A share transactions	(22,809,350)	(31,874,139)
Class B Proceeds from shares sold	19,706,198	13,693,862
Reinvestment of distributions	312,686	65,246
Cost of shares redeemed	(13,535,303)	(1,831,157)
Net increase (decrease) in net assets from Class B share transactions	6,483,581	11,927,951
Increase (decrease) in net assets	58,598,832	89,443,758
Net assets at beginning of period	509,421,727	419,977,969
Net assets at end of period (including undistributed net investment income of $7,025,372 and $6,422,885, respectively)	$ 568,020,559	$ 509,421,727
Other Information
Class A Shares outstanding at beginning of period	58,747,179	63,268,457
Shares sold	6,770,517	21,527,511
Shares issued to shareholders in reinvestment of distributions	763,983	522,046
Shares redeemed	(10,203,351)	(26,570,835)
Net increase (decrease) in Portfolio shares	(2,668,851)	(4,521,278)
Shares outstanding at end of period	56,078,328	58,747,179
Class B Shares outstanding at beginning of period	2,910,661	1,173,516
Shares sold	2,359,763	1,976,109
Shares issued to shareholders in reinvestment of distributions	37,537	10,356
Shares redeemed	(1,608,476)	(249,320)
Net increase (decrease) in Portfolio shares	788,824	1,737,145
Shares outstanding at end of period	3,699,485	2,910,661

The accompanying notes are an integral part of the financial statements.

Financial Highlights

International Portfolio

Class A

Years Ended December 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 8.26	$ 6.52	$ 8.05	$ 14.26	$ 20.34
Income (loss) from investment operations: Net investment income[a]	.09	.09	.05	.06	.08
Net realized and unrealized gain (loss) on investment transactions	1.26	1.70	(1.52)	(3.97)	(4.24)
Total from investment operations	1.35	1.79	(1.47)	(3.91)	(4.16)
Less distributions from: Net investment income	(.11)	(.05)	(.06)	(.05)	(.09)
Net realized gains on investment transactions	—	—	—	(2.25)	(1.83)
Total distributions	(.11)	(.05)	(.06)	(2.30)	(1.92)
Net asset value, end of period	$ 9.50	$ 8.26	$ 6.52	$ 8.05	$ 14.26
Total Return (%)	16.53	27.75	(18.37)	(30.86)	(21.70)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	533	485	412	513	720
Ratio of expenses before expense reductions (%)	1.04	1.05	1.03	1.01[b]	.96
Ratio of expenses after expense reductions (%)	1.04	1.05	1.03	1.00[b]	.96
Ratio of net investment income (loss) (%)	1.05	1.32	.73	.64	.48
Portfolio turnover rate (%)	73	119	123	105	79

Class B

Years Ended December 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 8.24	$ 6.50	$ 8.03	$ 14.19	$ 20.24
Income (loss) from investment operations: Net investment income[a]	.06	.07	.04	.05	.04
Net realized and unrealized gain (loss) on investment transactions	1.27	1.71	(1.53)	(3.94)	(4.22)
Total from investment operations	1.33	1.78	(1.49)	(3.89)	(4.18)
Less distributions from: Net investment income	(.09)	(.04)	(.04)	(.02)	(.04)
Net realized gains on investment transactions	—	—	—	(2.25)	(1.83)
Total distributions	(.09)	(.04)	(.04)	(2.27)	(1.87)
Net asset value, end of period	$ 9.48	$ 8.24	$ 6.50	$ 8.03	$ 14.19
Total Return (%)	16.24[c]	27.52	(18.62)	(30.81)	(21.89)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	35	24	8	3.77
Ratio of expenses before expense reductions (%)	1.38	1.32	1.28	1.26[b]	1.21
Ratio of expenses after expense reductions (%)	1.35	1.32	1.28	1.25[b]	1.21
Ratio of net investment income (loss) (%)	.74	1.05	.48	.39	.23
Portfolio turnover rate (%)	73	119	123	105	79

a Based on average shares outstanding during the period.

b The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.00% and 1.00%, and 1.25% and 1.25% for Class A and Class B, respectively.

c Total return would have been lower had certain expenses not been reduced.

Performance Summary December 31, 2004

Health Sciences Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

This portfolio is subject to stock market risk. The portfolio may focus its investments on certain industry sectors, thereby increasing its vulnerability to any single industry or regulatory development. All of these factors may result in greater share price volatility. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] Health Sciences Portfolio — Class A* [] S&P 500 Index [] Goldman Sachs Healthcare Index

The Standard & Poor's 500 (S&P 500) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Goldman Sachs Healthcare Index is a market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

Index returns assume the reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results (as of December 31, 2004)
Health Sciences Portfolio		1-Year	3-Year	Life of Portfolio*
Class A	Growth of $10,000	$10,959	$11,268	$12,000
	Average annual total return	9.59%	4.06%	5.10%
S&P 500 Index	Growth of $10,000	$11,088	$11,115	$10,310
	Average annual total return	10.88%	3.59%	.84%
Goldman Sachs Healthcare Index	Growth of $10,000	$10,627	$10,339	$10,590
	Average annual total return	6.27%	1.12%	1.57%
Health Sciences Portfolio		1-Year	Life of Class**
Class B	Growth of $10,000	$10,917	$14,722
	Average annual total return	9.17%	16.71%
S&P 500 Index	Growth of $10,000	$11,088	$12,800
	Average annual total return	10.88%	10.38%
Goldman Sachs Healthcare Index	Growth of $10,000	$10,627	$12,678
	Average annual total return	6.27%	9.91%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 2001. Index returns begin April 30, 2001. Total returns would have been lower for the Life of Portfolio period for Class A shares if the Portfolio's expenses were not maintained.

** The Portfolio commenced selling Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio's Expenses

Health Sciences Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,048.00	$ 1,045.70
Expenses Paid per $1,000*	$ 4.53	$ 6.47
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,020.78	$ 1,018.88
Expenses Paid per $1,000*	$ 4.47	$ 6.39

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series I — Health Sciences Portfolio	.88%	1.26%

For more information, please refer to the Portfolio's prospectus.

Management Summary December 31, 2004

Health Sciences Portfolio

The health care sector slightly underperformed the broader market during 2004, as safety concerns about Merck & Co. Inc.'s pain medication Vioxx and Pfizer Inc.'s drug Celebrex led to substantial weakness in the two pharmaceutical giants. However, the rising market helped propel a number of individual stocks to double-digit returns, so diversification and stock selection were critical. In this environment, the portfolio provided a total return of 9.59% (Class A shares, unadjusted for contract charges). In comparison, the Standard & Poor's 500 (S&P 500) Index returned 10.88% and the Goldman Sachs Healthcare Index returned 6.27%.

The portfolio generated strong performance within the service area during the period, where prescription benefit management companies such as Caremark Rx Inc. (2.90% of portfolio assets as of 12/31/04) produced strong gains. One of the portfolio's most disappointing positions was Eli Lilly & Co. (0.86% of portfolio assets as of 12/31/04), where safety issues surfaced over the company's major drug used to treat schizophrenia and bipolar disorder.

Although health care stocks experienced a difficult year, the industry should continue to benefit from increased demand from an aging global population and from new technologies and products that can treat illnesses more effectively and with fewer side effects. In addition, the re-election of President Bush and the Republican Congress should be favorable for health care stocks. We believe our focus on individual company research will enable us to build a portfolio of the most attractive companies within this dynamic and fast-growing industry.

James E. Fenger
Leefin Lai
Co-Managers
Thomas Bucher
Consultant to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk. The portfolio may focus its investments on certain industry sectors, thereby increasing its vulnerability to any single industry or regulatory development. All of these factors may result in greater share price volatility. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Standard & Poor's 500 (S&P 500) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Goldman Sachs Healthcare Index is a market-capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2004, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Health Sciences Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03

Common Stocks	97%	96%
Cash Equivalents	3%	4%
	100%	100%
Industry Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03

Pharmaceuticals	33%	38%
Biotechnology	27%	25%
Medical Supply & Specialty	17%	17%
Health Care Services	16%	15%
Hospital Management	4%	2%
Life Sciences Equipment	3%	3%
	100%	100%

Asset allocation and industry diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 106. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to scudder.com on the 15th of the following month. Please call 1-800-778-1482.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2004

Health Sciences Portfolio

	Shares	Value ($)

Common Stocks 96.8%
Health Care 96.8%
Biotechnology 26.6%
Actelion Ltd.*	8,300	852,555
Alkermes, Inc.*	40,900	576,281
Amgen, Inc.*	87,350	5,603,502
Amylin Pharmaceuticals, Inc.*	72,300	1,688,928
Axonyx, Inc.* (c)	49,500	306,900
Biogen Idec, Inc.*	22,820	1,520,040
Celgene Corp.*	43,000	1,140,790
Discovery Laboratories, Inc.*	77,500	614,575
DOV Pharmaceutical, Inc.* (c)	57,000	1,028,850
Encysive Pharmaceuticals, Inc.*	85,200	846,036
Eyetech Pharmaceuticals, Inc.*	16,600	755,300
Gen-Probe, Inc.*	27,800	1,256,838
Genentech, Inc.*	37,000	2,014,280
Genzyme Corp.*	49,900	2,897,693
Gilead Sciences, Inc.*	86,200	3,016,138
GPC Biotech AG (ADR)* (c)	60,512	883,778
Incyte Corp.*	50,400	503,496
Keryx Biopharmaceuticals, Inc.*	18,800	217,516
MedImmune, Inc.*	36,900	1,000,359
MGI Pharma, Inc.*	70,800	1,983,108
Millennium Pharmaceuticals, Inc.*	110,100	1,334,412
Myogen, Inc.* (c)	22,500	181,575
Neurocrine Biosciences, Inc.*	21,900	1,079,670
Onyx Pharmaceuticals, Inc.*	16,200	524,718
OSI Pharmaceuticals, Inc.*	11,400	853,290
Rigel Pharmaceuticals, Inc.*	49,000	1,196,580
Telik, Inc.*	31,200	597,168
		34,474,376
Health Care Services 15.7%
Aetna, Inc.	19,100	2,382,725
Allscripts Healthcare Solutions, Inc.*	108,300	1,155,561
Cardinal Health, Inc.	14,400	837,360
Caremark Rx, Inc.*	96,900	3,820,767
Covance, Inc.*	19,500	755,625
Humana, Inc.*	39,100	1,160,879
Medco Health Solutions, Inc.*	16,584	689,894
PSS World Medical, Inc.*	59,500	744,643
UnitedHealth Group, Inc.	54,000	4,753,620
WellPoint, Inc.*	34,900	4,013,500
		20,314,574
Hospital Management 4.6%
Community Health Systems, Inc.*	72,300	2,015,724
Kindred Healthcare, Inc.*	55,500	1,662,225
Manor Care, Inc.	29,300	1,038,099
PacifiCare Health Systems, Inc.*	20,800	1,175,616
		5,891,664
Life Sciences Equipment 2.9%
Charles River Laboratories International, Inc.*	45,200	2,079,652
Invitrogen Corp.*	10,500	704,865
PerkinElmer, Inc.	41,700	937,833
		3,722,350
	Shares	Value ($)

Medical Supply & Specialty 15.1%
Advanced Medical Optics, Inc.*	17,100	703,494
Beckman Coulter, Inc.	9,500	636,405
Boston Scientific Corp.*	18,600	661,230
C.R. Bard, Inc.	20,400	1,305,192
Cytyc Corp.*	48,300	1,331,631
Elekta AB "B"*	43,100	1,242,009
Fisher Scientific International, Inc.*	43,100	2,688,578
I-Flow Corp.*	33,600	612,528
Kyphon, Inc.*	33,800	870,688
Medtronic, Inc.	33,100	1,644,077
Nobel Biocare Holding AG	10,600	1,920,324
Smith & Nephew PLC	93,865	960,528
St. Jude Medical, Inc.*	17,100	717,003
Stryker Corp.	25,800	1,244,850
Varian Medical Systems, Inc.*	22,800	985,872
Zimmer Holdings, Inc.*	25,000	2,003,000
		19,527,409
Pharmaceuticals 31.9%
Abbott Laboratories	83,500	3,895,275
Alcon, Inc.	5,600	451,360
Allergan, Inc.	19,500	1,580,865
AstraZeneca PLC	28,468	1,032,447
Barrier Therapeutics, Inc.*	37,500	622,500
Elan Corp. PLC (ADR)* (c)	84,100	2,291,725
Eli Lilly & Co.	19,900	1,129,325
Eon Labs, Inc.*	20,300	548,100
IVAX Corp.*	102,325	1,618,781
Johnson & Johnson	20,200	1,281,084
Medicis Pharmaceutical Corp. "A"	22,200	779,442
Novartis AG (Registered)	73,576	3,707,594
Pfizer, Inc.	87,040	2,340,506
Pharmion Corp.*	19,800	835,758
Roche Holding AG	26,398	3,038,869
Sanofi-Aventis	24,250	1,938,154
Schering-Plough Corp.	180,100	3,760,488
Sepracor, Inc.*	21,100	1,252,707
Teva Pharmaceutical Industries Ltd. (ADR)	32,100	958,506
Valeant Pharmaceuticals International	43,000	1,133,050
Watson Pharmaceuticals, Inc.*	20,700	679,167
Wyeth	108,800	4,633,792
Yamanouchi Pharmaceutical Co., Ltd.	44,000	1,713,282
		41,222,777
Total Common Stocks (Cost $98,023,989)		125,153,150

Securities Lending Collateral 2.4%
Daily Assets Fund Institutional, 2.25% (d) (e) (Cost $3,116,500)	3,116,500	3,116,500

	Shares	Value ($)

Cash Equivalents 2.6%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $3,396,350)	3,396,350	3,396,350
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $104,536,839) (a)	101.8	131,666,000
Other Assets and Liabilities, Net	(1.8)	(2,332,373)
Net Assets	100.0	129,333,627

* Non-income producing security.

(a) The cost for federal income tax purposes was $105,244,036. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $26,421,964. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $27,654,224 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,232,260.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $3,026,640, which is 2.3% of total net assets.

(d) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending.

ADR: American Depositary Receipts

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2004, aggregated $99,144,186 and $92,031,653, respectively.

At December 31, 2004, the Health Sciences Portfolio had a net tax basis capital loss carryforward of approximately $5,204,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2010 ($2,962,000) and December 31, 2011 ($2,242,000), the respective expiration dates, whichever occurs first.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Health Sciences Portfolio

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value — including $3,026,640 of securities loaned (cost $98,023,989)	$ 125,153,150
Investment in Daily Assets Fund Institutional (cost $3,116,500)*	3,116,500
Investment in Scudder Cash Management QP Trust (cost $3,396,350)	3,396,350
Total investments in securities, at value (cost $104,536,839)	131,666,000
Foreign currency, at value (cost $161,774)	162,077
Receivable for investments sold	1,039,896
Dividends receivable	3,420
Interest receivable	6,711
Receivable for Portfolio shares sold	11,158
Foreign taxes recoverable	8,095
Other assets	5,609
Total assets	132,902,966
Liabilities
Payable upon return of securities loaned	3,116,500
Payable for investments purchased	259,663
Payable for Portfolio shares redeemed	44,346
Accrued management fee	79,673
Other accrued expenses and payables	69,157
Total liabilities	3,569,339
Net assets, at value	$ 129,333,627
Net Assets
Net assets consist of: Accumulated net investment loss	(283)
Net unrealized appreciation (depreciation) on: Investments	27,129,161
Foreign currency related transactions	1,126
Accumulated net realized gain (loss)	(5,911,665)
Paid-in capital	108,115,288
Net assets, at value	$ 129,333,627
Net Asset Value
Class A Net Asset Value, offering and redemption price per share ($108,849,028 ÷ 9,070,686 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 12.00
Class B Net Asset Value, offering and redemption price per share ($20,484,599 ÷ 1,720,377 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 11.91

* Represents collateral on securities loaned.

Statement of Operations for the year ended December 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $24,700)	$ 657,189
Interest — Scudder Cash Management QP Trust	48,482
Securities lending income, including income from Daily Assets Fund Institutional	22,564
Total Income	728,235
Expenses: Management fee	925,788
Custodian fees	28,505
Accounting fees	72,604
Distribution service fees (Class B)	40,385
Record keeping fees (Class B)	21,221
Auditing	33,939
Trustees' fees and expenses	6,701
Reports to shareholders	20,587
Other	4,539
Total expenses, before expense reductions	1,154,269
Expense reductions	(2,020)
Total expenses, after expense reductions	1,152,249
Net investment income (loss)	(424,014)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	5,598,324
Foreign currency related transactions	(26,770)
5,571,554
Net unrealized appreciation (depreciation) during the period on: Investments	5,777,160
Foreign currency related transactions	321
5,777,481
Net gain (loss) on investment transactions	11,349,035
Net increase (decrease) in net assets resulting from operations	$ 10,925,021

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2004	2003
Operations: Net investment income (loss)	$ (424,014)	$ (234,147)
Net realized gain (loss) on investment transactions	5,571,554	(1,611,899)
Net unrealized appreciation (depreciation) on investment transactions during the period	5,777,481	27,513,109
Net increase (decrease) in net assets resulting from operations	10,925,021	25,667,063
Portfolio share transactions: Class A Proceeds from shares sold	14,603,543	17,907,340
Cost of shares redeemed	(16,500,791)	(9,770,087)
Net increase (decrease) in net assets from Class A share transactions	(1,897,248)	8,137,253
Class B Proceeds from shares sold	9,015,887	9,800,801
Cost of shares redeemed	(1,312,710)	(305,900)
Net increase (decrease) in net assets from Class B share transactions	7,703,177	9,494,901
Increase (decrease) in net assets	16,730,950	43,299,217
Net assets at beginning of period	112,602,677	69,303,460
Net assets at end of period (including accumulated net investment loss of $283 and $0, respectively)	$ 129,333,627	$ 112,602,677
Other Information
Class A Shares outstanding at beginning of period	9,253,001	8,419,124
Shares sold	1,284,769	1,933,592
Shares redeemed	(1,467,084)	(1,099,715)
Net increase (decrease) in Portfolio shares	(182,315)	833,877
Shares outstanding at end of period	9,070,686	9,253,001
Class B Shares outstanding at beginning of period	1,034,876	39,123
Shares sold	802,351	1,024,680
Shares redeemed	(116,850)	(28,927)
Net increase (decrease) in Portfolio shares	685,501	995,753
Shares outstanding at end of period	1,720,377	1,034,876

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Health Sciences Portfolio

Class A

Years Ended December 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.95	$ 8.19	$ 10.65	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.03)	(.02)	(.03)	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.08	2.78	(2.43)	.67
Total from investment operations	1.05	2.76	(2.46)	.65
Net asset value, end of period	$ 12.00	$ 10.95	$ 8.19	$ 10.65
Total Return (%)	9.59	33.70	(23.10)	6.50d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	109	101	69	56
Ratio of expenses before expense reductions (%)	.88	.87	.91	1.40*
Ratio of expenses after expense reductions (%)	.88	.87	.91	.95*
Ratio of net investment income (loss) (%)	(.29)	(.24)	(.38)	(.25)*
Portfolio turnover rate (%)	77	64	53	34*

Class B

	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.91	$ 8.19	$ 8.09
Income (loss) from investment operations: Net investment income (loss)[c]	(.08)	(.07)	(.04)
Net realized and unrealized gain (loss) on investment transactions	1.08	2.79	.14
Total from investment operations	1.00	2.72	.10
Net asset value, end of period	$ 11.91	$ 10.91	$ 8.19
Total Return (%)	9.17	33.21	1.24**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	11.3
Ratio of expenses (%)	1.27	1.26	1.16*
Ratio of net investment income (loss) (%)	(.68)	(.63)	(.92)*
Portfolio turnover rate (%)	77	64	53

a For the period May 1, 2001 (commencement of operations) to December 31, 2001.

b For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

c Based on average shares outstanding during the period.

d Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Variable Series I (the "Series") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Series consists of nine diversified portfolios: Money Market Portfolio, Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, 21st Century Growth Portfolio, Global Discovery Portfolio, International Portfolio and Health Sciences Portfolio (individually or collectively hereinafter referred to as a "Portfolio" or the "Portfolios"). The Series is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. The Series offers one class of shares for the Money Market Portfolio and two classes of shares (Class A shares and Class B shares) for each of the other Portfolios. Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and record keeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the applicable Portfolio. Class A shares are not subject to such fees. Class B shares for certain Portfolios have not been funded, and thus are not shown in these financial statements.

Investment income, realized and unrealized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fee and record keeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Series' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Series in the preparation of the financial statements for its Portfolios.

Security Valuation. The Money Market Portfolio values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Securities in each of the remaining Portfolios are valued in the following manner:

Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Series. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Series may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. Each Portfolio, except the Money Market Portfolio, may lend securities to financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to an Exemptive Order issued by the SEC. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Portfolio or the borrower may terminate the loan. The Portfolio is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate credit and liquidity risk associated with such investments. During the year ended December 31, 2004, the Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, 21st Century Growth Portfolio, Global Discovery Portfolio, International Portfolio and Health Sciences Portfolio loaned securities.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Portfolio if the option is exercised. Each Portfolio, except for Money Market Portfolio, may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Portfolio's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Portfolio writes a covered call option, the Portfolio foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Portfolio writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Portfolio's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Portfolio's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Foreign Currency Translations. The books and records of the Portfolios are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. Each Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodial bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio's claims on the collateral may be subject to legal proceedings.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward currency contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Portfolios may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Bond Portfolio, Balanced Portfolio, Global Discovery Portfolio and International Portfolio each entered into forward foreign currency exchange contracts during the year ended December 31, 2004.

Mortgage Dollar Rolls. Bond Portfolio and Balanced Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Portfolio is able to repurchase them.

At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

The Bond Portfolio and Balanced Portfolio entered into mortgage dollar rolls during the year ended December 31, 2004.

When-Issued/Delayed Delivery Securities. Each Portfolio may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. Each Portfolio is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares. Accordingly, the Portfolios paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Series' understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which each Portfolio invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Distribution of Income and Gains. Net investment income of Money Market Portfolio is declared as a daily dividend and is distributed to shareholders monthly. All other Portfolios will declare and distribute dividends from their net investment income, if any, in April, although additional distributions may be made if necessary. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Portfolio if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in forward foreign currency exchange contracts, passive foreign investment companies, post October loss deferrals, non-taxable distributions and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

At December 31, 2004, the Portfolios' components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Portfolio	Undistributed Ordinary Income ($)*	Undistributed Net Long-Term Capital Gains ($)	Capital Loss Carryforwards ($)	Net Unrealized Gain (Loss) on Investments ($)
Money Market Portfolio	3,677	—	(2,640)	—
Bond Portfolio	6,852,582	990,607	—	1,900,706
Balanced Portfolio	2,547,560	—	(15,900,000)	12,749,882
Growth and Income Portfolio	2,360,421	—	(35,930,000)	31,556,288
Capital Growth Portfolio	6,697,719	—	(232,875,000)	148,965,119
21st Century Growth Portfolio	—	—	(25,411,000)	10,710,583
Global Discovery Portfolio	1,417,370	—	(42,800,000)	80,007,158
International Portfolio	9,108,896	—	(221,457,000)	139,782,919
Health Sciences Portfolio	—	—	(5,204,000)	26,421,964

In addition, the tax character of distributions paid by the Portfolios are summarized as follows:

Portfolio	Distributions from Ordinary Income ($)* Years Ended December 31,		Distributions from Long-Term Capital Gains ($) Years Ended December 31,
	2004	2003	2004	2003
Money Market Portfolio	540,356	706,913	—	—
Bond Portfolio	6,665,081	7,871,344	—	—
Balanced Portfolio	2,400,327	3,267,657	—	—
Growth and Income Portfolio	1,352,130	1,547,438	—	—
Capital Growth Portfolio	3,797,565	2,603,548	—	—
21st Century Growth Portfolio	—	—	—	—
Global Discovery Portfolio	501,729	133,861	—	—
International Portfolio	6,676,662	3,359,779	—	—
Health Sciences Portfolio	—	—	—	—

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Expenses. Each Portfolio is charged for those expenses which are directly attributable to it, such as management fees and custodian fees, while other expenses, such as reports to shareholders and legal fees, are allocated among the Portfolios.

Other. For the Money Market Portfolio, investment transactions are accounted for on trade date. For all other Portfolios, investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Portfolios in accordance with their investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolios. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement.

Under the Series' management agreement with the Advisor, the Portfolios pay a monthly investment management fee, based on the average daily net assets of each Portfolio, payable monthly, at the annual rates shown below:

Portfolio	Annual Management Fee Rate
Money Market Portfolio	0.370%
Bond Portfolio	0.475%
Balanced Portfolio	0.475%
Growth and Income Portfolio	0.475%
21st Century Growth Portfolio	0.875%
Global Discovery Portfolio	0.975%

Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in Bond Portfolio and Balanced Portfolio. The Advisor compensates DeAMIS out of the management fee it receives from Bond Portfolio and Balanced Portfolio.

For the period May 1, 2004 through April 30, 2005, the Advisor and certain of its subsidiaries have agreed to limit their fees and reimburse expenses of each class of the 21st Century Growth Portfolio and Global Discovery Portfolio to the extent necessary to maintain the annualized expenses of Class A at 1.50% and Class B at 1.75% for 21st Century Growth Portfolio and Class A at 1.25% and Class B at 1.65% for Global Discovery Portfolio.

Capital Growth Portfolio pays the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
first $500 million	0.475%
next $500 million	0.450%
over $1 billion	0.425%

For the year ended December 31, 2004, the Capital Growth Portfolio incurred a management fee equivalent to an annualized effective rate of 0.468% of the Portfolio's average daily net assets.

International Portfolio pays the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
first $500 million	0.875%
over $500 million	0.725%

For the year ended December 31, 2004, International Portfolio incurred a management fee equivalent to an annualized effective rate of 0.87% of the Portfolio's average daily net assets. DeAMIS serves as subadvisor with respect to the investment and reinvestment of assets in the International Portfolio. The Advisor compensates DeAMIS out of the management fee it receives from the International Portfolio.

The Health Sciences Portfolio pays the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
first $250 million	0.750%
next $750 million	0.725%
next $1.5 billion	0.700%
next $2.5 billion	0.680%
next $2.5 billion	0.650%
next $2.5 billion	0.640%
next $2.5 billion	0.630%
over $12.5 billion	0.620%

For the year ended December 31, 2004, Health Sciences Portfolio incurred a management fee equivalent to an annualized effective rate of 0.750% of the Portfolio's average daily net assets.

For the period May 1, 2004 through April 30, 2005, the Advisor and certain of its subsidiaries have agreed to limit their fees and reimburse expenses of each class of the Health Sciences Portfolio to the extent necessary to maintain the annualized expenses of Class A at 0.95% and Class B at 1.35%.

In addition, for the period September 1, 2004 through December 31, 2004, the Advisor agreed to waive a portion of its fee to the extent necessary to maintain the operating expenses of each class as follows:

Portfolio
21st Century Growth Portfolio Class A	1.25%
21st Century Growth Portfolio Class B	1.25%
Global Discovery Portfolio Class A	1.24%
Global Discovery Portfolio Class B	1.24%
Balanced Portfolio Class A	1.00%
Bond Portfolio Class A	.71%
Capital Growth Portfolio Class A	1.08%
Capital Growth Portfolio Class B	1.08%
Growth and Income Portfolio Class A	1.09%
Growth and Income Portfolio Class B	1.09%
International Portfolio Class A	1.37%
International Portfolio Class B	1.37%
Money Market Portfolio	.68%

Under this arrangement, the Advisor reimbursed 21st Century Growth Portfolio, Global Discovery Portfolio and International Portfolio $11,805, $22,685 and $9,159, respectively, for expenses.

The Portfolios paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has agreed to reimburse the Portfolios in 2005 for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Portfolios. The amounts for 2002 and 2003 are as follows:

Portfolio	Amount ($)
	2002	2003
Money Market Portfolio	45	26
Bond Portfolio	58	58
Balanced Portfolio	48	44
Growth and Income Portfolio	51	50
Capital Growth Portfolio	201	209
21st Century Growth Portfolio	12	15
Global Discovery Portfolio	45	53
International Portfolio	150	143
Health Sciences Portfolio	25	31

The Trustees authorized the Series on behalf of each Portfolio to pay Scudder Fund Accounting Corporation, a subsidiary of the Advisor, for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Series. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer and dividend-paying agent of the Series. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services.

Scudder Distributors, Inc. ("SDI"), also an affiliate of the Advisor, is the Series' Distributor. In accordance with the Master Distribution Plan, SDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, SDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. These fees are detailed in each Portfolio's Statement of Operations.

The Portfolios pay each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings. Allocated Trustees' fees and expenses for each Portfolio for the year ended December 31, 2004 are detailed in each Portfolio's Statement of Operations.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Series may invest in the Scudder Cash Management QP Trust (the ``QP Trust''), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

C. Expense Reductions

For the year ended December 31, 2004, the Advisor agreed to reimburse the Portfolios, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider as follows:

Portfolio	Amount ($)
Money Market Portfolio	1,507
Bond Portfolio	2,313
Balanced Portfolio	2,027
Growth and Income Portfolio	2,376
Capital Growth Portfolio	6,130
21st Century Growth Portfolio	1,447
Global Discovery Portfolio	2,531
International Portfolio	4,638
Health Sciences Portfolio	1,941

In addition, Money Market Portfolio, Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, 21st Century Growth Portfolio and Health Sciences Portfolio have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolios' expenses. During the year ended December 31, 2004, the custodian fees were reduced as follows:

Portfolio	Custody Credits ($)
Money Market Portfolio	81
Bond Portfolio	888
Balanced Portfolio	1,561
Growth and Income Portfolio	27
Capital Growth Portfolio	129
21st Century Growth Portfolio	42
Health Sciences Portfolio	79

D. Forward Foreign Currency Exchange Contracts

As of December 31, 2004, the following Portfolios had entered into the following forward foreign currency exchange contracts resulting in the following:

Bond Portfolio				Settlement Date	Unrealized Appreciation (US$)
Contracts to Deliver		In Exchange For
USD	1,328,055	AUD	1,767,911	3/9/2005	50,322
USD	145,000	BRL	441,888	1/28/2005	19,179
USD	1,926,037	EUR	1,476,874	1/14/2005	81,591
USD	30,000	EUR	23,751	1/28/2005	2,289
GBP	229,990	USD	442,685	3/9/2005	3,028
USD	80,000	IDR	747,680,000	1/27/2005	479
USD	70,000	INR	3,118,500	1/27/2005	1,596
USD	441,250	INR	19,748,144	3/9/2005	11,017
USD	881,204	JPY	91,383,498	3/9/2005	14,886
USD	156,511	MXN	1,780,000	1/27/2005	2,413
USD	60,000	MXN	690,480	1/27/2005	1,648
USD	74,000	RUB	2,112,700	1/27/2005	2,240
USD	882,500	RUB	24,815,900	3/9/2005	14,761
USD	1,328,055	SEK	8,929,178	3/9/2005	16,695
USD	70,000	TRL	113,120,000,000	1/27/2005	12,583
USD	60,000	TRL	89,880,000,000	1/27/2005	5,617
USD	70,000	TRL	103,773,110,000	1/27/2005	5,759
				Settlement Date	Unrealized Appreciation (US$)
Contracts to Deliver		In Exchange For
USD	70,000	TWD	2,244,900	1/27/2005	924
USD	441,250	TWD	14,274,438	3/9/2005	10,704
Total unrealized appreciation					257,731
				Settlement Date	Unrealized Depreciation (US$)
Contracts to Deliver		In Exchange For
BRL	236,720	USD	80,000	1/28/2005	(7,951)
BRL	205,168	USD	73,722	1/28/2005	(2,506)
EUR	4,380,162	USD	5,271,524	1/14/2005	(682,767)
EUR	1,456,110	USD	1,791,015	1/14/2005	(188,387)
EUR	438,000	USD	553,098	1/27/2005	(42,361)
EUR	15,036	USD	20,000	1/27/2005	(441)
EUR	665,492	USD	885,370	3/9/2005	(19,828)
MXN	2,137,405	USD	190,000	1/27/2005	(834)
MXN	3,770,000	USD	324,734	1/27/2005	(11,863)
MXN	1,689,420	USD	150,000	1/27/2005	(836)
MXN	20,513,595	USD	1,751,203	3/9/2005	(67,058)
NZD	1,884,033	USD	1,328,055	3/9/2005	(22,220)
TRL	95,960,000,000	USD	61,758	1/27/2005	(8,297)
USD	50,000	UAH	280,000	9/15/2005	(2,381)
Total unrealized depreciation					(1,057,730)
Balanced Portfolio				Settlement Date	Unrealized Appreciation (US$)
Contracts to Deliver		In Exchange For
USD	125,424	EUR	94,300	1/27/2005	2,776
USD	122,330	INR	5,460,000	1/27/2005	3,123
USD	374,386	JPY	38,500,000	1/27/2005	2,048
AUD	160,000	NZD	175,789	1/27/2005	995
AUD	160,000	NZD	175,789	1/27/2005	433
USD	125,388	JPY	13,100,000	1/27/2005	2,698
USD	123,167	TWD	3,990,000	1/27/2005	2,891
AUD	160,000	NZD	171,074	1/27/2005	4,949
USD	247,071	RUB	6,960,000	1/27/2005	4,090
USD	247,287	SEK	1,700,000	1/27/2005	8,591
EUR	94,418	SEK	846,000	1/27/2005	2,624
Total unrealized appreciation					35,218
				Settlement Date	Unrealized Depreciation (US$)
Contracts to Deliver		In Exchange For
NZD	526,158	AUD	475,000	1/27/2005	(364)
NZD	526,158	AUD	475,000	1/27/2005	(6,959)
NZD	171,074	AUD	160,000	1/27/2005	(2,982)
EUR	94,418	SEK	846,000	1/27/2005	(3,648)
EUR	75,000	USD	98,710	1/27/2005	(3,252)
EUR	93,000	USD	123,549	1/27/2005	(2,884)
EUR	52,510	USD	67,835	3/9/2005	(3,589)
EUR	54,622	USD	70,431	3/9/2005	(61)
EUR	54,751	USD	70,906	3/9/2005	(3,566)
EUR	7,700	USD	10,048	3/9/2005	(426)
EUR	5,114	USD	6,790	3/9/2005	(166)
				Settlement Date	Unrealized Depreciation (US$)
Contracts to Deliver		In Exchange For
EUR	16,034	USD	20,902	3/9/2005	(907)
GBP	67,000	USD	123,963	1/27/2005	(4,426)
JPY	13,000,000	USD	126,275	1/27/2005	(833)
MXN	460,000	USD	40,406	1/27/2005	(664)
MXN	20,000,751	USD	1,719,164	3/9/2005	(14,634)
Total unrealized depreciation					(49,361)
Currency Abbreviations
AUD	Australian Dollar	INR	Indian Rupee	SEK	Swedish Krona
BRL	Brazilian Real	JPY	Japanese Yen	TRL	Turkish Lira
EUR	Euro	MXN	Mexican Peso	TWD	Taiwan Dollar
GBP	British Pounds	NZD	New Zealand Dollar	UAH	Ukraine Hryvna
IDR	Indonesian Rupiah	RUB	Russian Ruble	USD	United States Dollar

E. Ownership of the Portfolios

At the end of the period, the beneficial ownership in the Portfolios was as follows:

Money Market Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 49% and 15%, respectively.

Bond Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 32%, 25% and 11%, respectively.

Balanced Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 41%, 34% and 15%, respectively.

Growth and Income Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 29%, 21% and 20%, respectively. Four Participating Insurance Companies were owners of record of 60%, 17%, 12% and 10%, respectively, of the total outstanding Class B shares of the Portfolio.

Capital Growth Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 44%, 16% and 12%, respectively. One Participating Insurance Company was owner of record of 85% of the total outstanding Class B shares of the Portfolio.

21st Century Growth Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 63%, 21% and 13%, respectively. One Participating Insurance Company was owner of record of 89% of the total outstanding Class B shares of the Portfolio.

Global Discovery Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 54%, 22% and 11%, respectively. Two Participating Insurance Companies were owners of record of 65% and 22%, respectively, of the total outstanding Class B shares of the Portfolio.

International Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 22%, 18% and 14%, respectively. One Participating Insurance Company was owner of record of 86% of the total outstanding Class B shares of the Portfolio.

Health Sciences Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 76% and 23%, respectively. One Participating Insurance Company was owner of record of 83% of the total outstanding Class B shares of the Portfolio.

F. Line of Credit

The Series and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. Each Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

H. Fund Mergers

On December 13, 2004, the Board of Scudder Variable Series I (the "Series") approved, in principle, the merger of Balanced Portfolio into Scudder Total Return Portfolio and 21st Century Growth Portfolio into Scudder Small Cap Growth Portfolio, Scudder portfolios managed by the same portfolio management team.

Completion of the mergers are subject to a number of conditions, including final approval by the Series' Board and approval by the shareholders of the Balanced Portfolio and the 21st Century Growth Portfolio at their respective shareholder meetings expected to be held within approximately the next four months.

I. Payments Made by Affiliates

During the year ended December 31, 2004, the Advisor fully reimbursed International Portfolio $1,083 for losses incurred in violation of investment restrictions.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Scudder Variable Series I:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the nine Portfolios (identified in Note A) of Scudder Variable Series I (the "Series") at December 31, 2004 and the results of each of their operations, the changes in each of their net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts PricewaterhouseCoopers LLP
February 14, 2005

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Bond Portfolio designates approximately $1,100,000 as capital gain dividends for its year ended December 31, 2004, of which 100% represents 15% rate gains.

Pursuant to Section 854 of the Internal Revenue Code, the percentages of income dividends paid in calendar year 2004 which qualify for the dividends received deduction are as follows: Balanced Portfolio 50%, Growth and Income Portfolio 100%, Capital Growth Portfolio 100% and Global Discovery Portfolio 60%.

International Portfolio paid foreign taxes of $1,330,532 and earned $7,639,065 of foreign source income during the year ended December 31, 2004. Pursuant to Section 853 of the Internal Revenue Code, International Portfolio designates $.03 per share as foreign taxes paid and $.13 per share as income earned from foreign sources for the year ended December 31, 2004.

Global Discovery Portfolio paid foreign taxes of $202,861 and earned $946,697 of foreign source income during the year ended December 31, 2004. Pursuant to Section 853 of the Internal Revenue Code, Global Discovery Portfolio designates $.02 per share as foreign taxes paid and $.05 per share as income earned from foreign sources for the year ended December 31, 2004.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Proxy Voting

A description of the series' policies and procedures for voting proxies for portfolio securities and information about how the series voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the series' policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of December 31, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	46
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	46
Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	46
Louis E. Levy (1932) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	46
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	46
Jean C. Tempel (1943) Trustee, 1994-present

Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee

		46
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	46
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[3] (1960) President and Chief Executive Officer, 2004-present

Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)
Paul H. Schubert[3] (1963) Chief Financial Officer, 2004-present

Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

Charles A. Rizzo (1957) Treasurer, 2002-present

Managing Director, Deutsche Asset Management (since April 2004); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

Lisa Hertz[3] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management
Daniel O. Hirsch[4] (1954) Assistant Secretary, 2002-present

Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management
Kevin M. Gay (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management
Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management
Philip Gallo[3] (1962) Chief Compliance Officer, 2004-present	Managing Director, Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

3 Address: 345 Park Avenue, New York, New York

4 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Notes

Notes

Notes

About the Series' Advisor

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

An investment in the Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 778-1482

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SVS1-2 (2/28/05) 35971

ITEM 2.         CODE OF ETHICS.

As of the end of the period, December 31, 2004, Scudder Variable Series I has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                            SCUDDER VARIABLE SERIES I
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"),  the Fund's  auditor,  billed to the Fund  during  the Fund's  last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit  Committee  approved in advance all audit services and non-audit  services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
       Fiscal      Audit
        Year        Fees       Audit-Related    Tax Fees         All Other
       Ended       Billed      Fees Billed       Billed        Fees Billed
    December 31,  to Fund       to Fund         to Fund          to Fund
--------------------------------------------------------------------------------
2004              $233,000        $185          $35,700            $0
--------------------------------------------------------------------------------
2003              $200,000      $11,133         $58,475            $0
--------------------------------------------------------------------------------

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows  the  amount  of  fees  billed  by PWC to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                      Audit-Related           Tax Fees             All Other
        Fiscal      Fees Billed to           Billed to           Fees Billed
        Year           Adviser and           Adviser and        to Adviser and
        Ended        Affiliated Fund       Affiliated Fund      Affiliated Fund
      December 31,  Service Providers     Service Providers    Service Providers
--------------------------------------------------------------------------------
2004                  $431,907                 $0                    $0
--------------------------------------------------------------------------------
2003                  $538,457               $28,000                 $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed-upon  procedures and additional related procedures.

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                      Total
                                    Non-Audit
                                 Fees billed to        Total
                                   Adviser and        Non-Audit
                                 Affiliated Fund        Fees
                               Service Providers      billed to
                                 (engagements        Adviser and
                                related directly    Affiliated
                                    to the            Fund
                     Total     operations and        Service
                   Non-Audit      financial         Providers
                     Fees         reporting           (all
      Fiscal        Billed         of the             other         Total of
       Year        to Fund          Fund)          engagements      (A),(B)
      Ended
  December 31,       (A)            (B)                (C)          and (C)
--------------------------------------------------------------------------------
2004               $35,700          $0            $253,272           $288,972
--------------------------------------------------------------------------------
2003               $58,475       $28,000         $3,967,000         $4,053,475
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management,  tax services and process  improvement/integration  initiatives  for
DeIM and other related  entities that provide  support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Variable Series I

By:                                 /s/Julian Sluyters
                                    ----------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               February 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Variable Series I

By:                                 /s/Julian Sluyters
                                    ----------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               February 28, 2005

By:                                 /s/Paul Schubert
                                    ----------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               February 28, 2005